As filed with the Securities and Exchange Commission on April 30, 1997.

                                                                      File Nos.
                                                                       33-8975
                                                                      811-4849

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  Pre-Effective Amendment No.

  Post-Effective Amendment No.  11          (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.   12      (X)

                 FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
               (Exact Name of Registrant as Specified in Charter)

                 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (415) 312-2000

        HARMON E. BURNS, 777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

     [ ] immediately upon filing pursuant to paragraph (b)
     [x] on May 1, 1997 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(i)
     [ ] on (date) pursuant to paragraph (a)(i)
     [ ] 75 days after filing pursuant to paragraph (a)(ii)
     [ ] on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.



DECLARATION PURSUANT TO RULE 24F-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to
Section 24(f)(2) under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on February 26, 1997.



                 FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                              CROSS REFERENCE SHEET

                                    FORM N-1A

                   PART A: INFORMATION REQUIRED IN PROSPECTUS

N-1A       Location in
ITEM NO.   REGISTRATION STATEMENT         ITEM

 1.        Cover Page                       Cover Page

 2.        Synopsis                         "Expense Summary"

 3.        Condensed Financial              "Financial Highlights - How does the
           Information                       Fund Measure Performance?"

 4.        General Description              "What are the Franklin Partners
           of Registrant                    Funds(R)?"; "How does the Fund
                                            Invest Its Assets?"; "What Are the
                                            Fund's Potential Risks?"; "Summary
                                            of Partnership Agreements"

 5.        Management of the Fund           "Who Manages the Funds?"

 5A.       Management's Discussion          Contained in Registrant's Annual
           of Fund  Performance              Report to Shareholders

 6.        Capital Stock and                "What are the Franklin Partners
           Other Securities                 Funds(R)?"; "What Distributions
                                            Might I Receive From the Funds?";
                                            "How Taxation Affects the Funds and
                                            its Shareholders"; Summary of
                                            Partnership Agreements";
                                            "Transaction Procedures and Special
                                            Requirements"; "What If I Have
                                            Questions About my Account?"

 7.        Purchase of Securities           "How Do I Buy Shares?"; "May I
           Being Offered                    Exchange Shares for Shares of
                                            Another Fund?"; "Transaction
                                            Procedures and Special
                                            Requirements"; "Services to Help You
                                            Manage Your Account"; "Who Manages
                                            the Fund"; "Useful Terms and
                                            Definitions"

 8.        Redemption or Repurchase         "May I Exchange Shares for Shares of
                                            Another Fund?"; "How Do I Sell
                                            Shares?"; "Transaction Procedures
                                            and Special Requirements"; "Services
                                            to Help You Manage Your Account"

 9.        Pending Legal Proceedings        Not Applicable




               FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                     (A CALIFORNIA LIMITED PARTNERSHIP)
                            CROSS REFERENCE SHEET

                                  FORM N-1A

                       Part B: Information Required in
                     STATEMENT OF ADDITIONAL INFORMATION

 10.       Cover Page                           Cover Page

 11.       Table of Contents                    "Contents"

 12.       General Information                  "Miscellaneous Information";
            and History                         "Appendix C" (See also the
                                                Prospectus "What are the
                                                Franklin Partners Funds(R)?"

 13.       Investment Objectives                "Investment Restrictions" (See
           and policies                         also the Prospectus "How does
                                                the Fund Invest its Assets?")

 14.       Management of the Registrant         "Officers and Managing General
                                                Partners"

 15.       Control Persons and                  "Officers and Managing General
           Principal Holders of Securities      Partners"; "Miscellaneous
                                                Information"

 16.       Investment Advisory                  "Investment Management and Other
           and Other Services                   Services"; "The Fund's
                                                Underwriter" (See also the
                                                Prospectus "WhoManages the
                                                Funds?"

 17.       Brokerage Allocation                 "How does the Fund Buy
                                                Securities for its Portfolio?"

 18.       Capital Stock and                    "How Do I Buy, Sell and Exchange
           Other Securities                     Shares?"; "Miscellaneous
                                                Information"; "Appendix C";
                                                "(See also Prospectus "How Do I
                                                Buy Shares?; "How Do I Sell
                                                Shares?")

 19.       Purchase, Redemption and Pricing of  "How Do I Buy, Sell and Exchange
           Securities Being Offered             Shares?"; "How are Fund Shares
                                                Valued?"; "Financial Statements"
                                                (See also the Prospectus "How Do
                                                I Buy Shares?"; "How Do I Sell
                                                Shares?"; "Transaction
                                                Procedures and Special
                                                Requirements"

 20.       Tax Status                           "Additional Information on
                                                Distributions and Taxes"; (See
                                                also the Prospectus "How
                                                Taxation Affects the Fund and
                                                its Shareholders")

 21.       Underwriters                         "The Fund's Underwriter"

 22.       Calculation of Performance Data      "How does the Fund Measure
                                                Performance?"

 23.       Financial Statements                 "Financial Statements"


PROSPECTUS & APPLICATION


Franklin Partners Funds(R)



INVESTMENT STRATEGY

INCOME


MAY 1, 1997

Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund

This prospectus describes the Franklin Tax-Advantaged U.S. Government Securities Fund ("Government Fund"), Franklin Tax-Advantaged High Yield Securities Fund ("High Yield Fund") and Franklin Tax-Advantaged International Bond Fund ("International Bond Fund"). Each Fund may individually or together be referred to as the "Fund(s)". It contains information you should know before investing in the Fund. Please keep it for future reference.

The Fund has a Statement of Additional Information ("SAI"), dated May 1, 1997, which may be amended from time to time. It includes more information about the Fund's procedures and policies. It has been filed with the SEC and is incorporated by reference into this prospectus. For a free copy or a larger print version of this prospectus, call 1-800/DIAL BEN or write the Fund at its address.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Shares of the Fund involve investment risks, including the possible loss of principal.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The High Yield Fund may invest up to 100% of its net assets in non-investment grade bonds of both U.S. and foreign issuers. These are commonly known as "junk bonds." Their default and other risks are greater than those of higher rated securities. You should carefully consider these risks before investing in the Fund. Please see "What are the Fund's Potential Risks?"

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors.

Due to changes in U.S. tax laws which take effect as to the Funds on January 1, 1998, the Managing General Partners voted to recommend that Shareholders approve the liquidation of the Funds. In order to permit non-U.S. Shareholders to continue to receive income free of U.S. taxation, the liquidation will enable non-U.S. Shareholders' assets to be invested in a pooled investment vehicle outside the U.S. with investment and tax characteristics very similar to the Fund. Non-U.S. Shareholders will also have the option of requesting payment of the value of their shares in cash. U.S. Shareholders who do not exchange their shares into other Franklin Templeton Funds prior to the liquidation will receive the cash value of their shares at the time of the liquidation.

Sales of shares of the Funds to U.S. investors have been prohibited for some time. Non-U.S. investors are permitted to establish new accounts in the International Bond Fund and the Government Fund and contribute to existing accounts in all three Funds. If Shareholders of the International Bond Fund and Government Fund approve the liquidation plan, new accounts will not be accepted after such approval, and it is expected that additional investments in existing accounts will no longer be accepted starting approximately thirty days before the liquidation, which is presently expected to occur by the summer of 1997.

The Shareholders of the High Yield Fund have approved its liquidation, which will be accomplished by distributing the value of the assets of the Fund to Shareholders in proportion to each Shareholder's interest in the Fund. After completing the business of the Fund, discharging all financial obligations, and distributing the assets, the Managing General Partners will dissolve the Fund. New accounts are no longer being opened in the High Yield Fund, however, investors may add to their existing accounts as described under "How Do I Buy Shares?"

Generally, each U.S. Shareholder in the High Yield Fund will be sent the value of that Shareholder's account in cash promptly after the effective date of the liquidation, while the assets of non-U.S. Shareholders will be delivered to a liquidating trustee outside of the U.S. appointed to receive the assets on behalf of non-U.S. Shareholders. Except as directed by a Shareholder, assets delivered to the Trustee will be placed in a pooled investment vehicle outside the U.S.
having very similar investment and tax characteristics to those of the Fund.

Franklin Partners Funds(R)
-------------------------------------------------------------------------------


May 1, 1997

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.



Table of Contents


About the Fund
Expense Summary ..............................................     2
Financial Highlights .........................................     3
What are the Franklin Partners Funds(R)? .....................     8
How does the Fund Invest its Assets? .........................     9
What are the Fund's Potential Risks? .........................    17
Who Manages the Fund? ........................................    21
How does the Fund Measure Performance? .......................    25
How Taxation Affects the Fund and its Shareholders ...........    25
Summary of Partnership Agreements ............................    29

About Your Account
How Do I Buy Shares? .........................................    35
May I Exchange Shares for Shares of Another Fund? ............    39
How Do I Sell Shares? ........................................    42
What Distributions Might I Receive from the Fund? ............    44
Transaction Procedures and Special Requirements ..............    46
Services to Help You Manage Your Account .....................    49
What If I Have Questions About My Account? ...................    51

Glossary
Useful Terms and Definitions .................................    52

Appendix
Description of Ratings .......................................    54



777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777
1-800/DIAL BEN


Franklin Partners Funds(R)


About the Fund

Expense Summary


This table is designed to help you understand the cost of investing in the Fund. It is based on the Fund's historical expenses for the fiscal year ended December 31, 1996. The Fund's actual expenses may vary.


                                          GOVERNMENT   HIGH YIELD  INTERNATIONAL
 A. Shareholder Transaction Expenses+        FUND         FUND       BOND FUND

    Maximum Sales Charge Imposed on Purchases
     (as a percentage  of Offering Price)    4.25%++     4.25%++     4.25%++
    Deferred Sales Charge                    None+++     None+++      None+++
    Exchange Fee (per transaction)          $5.00*      $5.00*       $5.00*


B. Annual Fund Operating Expenses
   (as a percentage of average net assets)
    Management Fees                          0.51%       0.56%        0.63%**
    Rule 12b-1 Fees                          0.09%***    0.14%***     0.12%***
    OTHER EXPENSES                           0.07%       0.09%        0.19%
    -----------------------------------------------------------------------

    TOTAL FUND OPERATING EXPENSES            0.67%       0.79%        0.94%**
    -------------------------------------------------------------------------

C. Example


    Assume the Fund's annual return is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the Fund.

                          GOVERNMENT    HIGH YIELD    INTERNATIONAL
                             FUND           FUND        BOND FUND
-------------------------------------------------------------------

1 YEAR****               $ 49            $ 50           $ 52
3 YEARS                    63              67             71
5 YEARS                    78              85             92
10 YEARS                  122             136            153

   This is just an example. It does not represent past or future expenses or returns. Actual expenses and returns may be more or less than those shown. The Fund pays its operating expenses. The effects of these expenses are reflected in its Net Asset Value or dividends and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.

++There is no front-end sales charge if you invest $1 million or more.

+++A Contingent Deferred Sales Charge of 1% may apply to purchases of $1 million or more if you sell the shares within one year. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.

**For the period shown, Advisers had agreed in advance to limit its management fees. With this reduction, management fees were 0.44% and total Fund operating expenses were 0.75%.

***These fees may not exceed 0.15%. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.

****Assumes a Contingent Deferred Sales Charge will not apply.

Financial Highlights

This table summarizes the Fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the Fund's independent auditors. Their audit report covering each of the most recent five years appears in the financial statements in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996. The Annual Report to Shareholders also includes more information about the Fund's performance. For a free copy, please call Fund Information.



                              Year Ended December 31,
                               1996      1995       1994       1993      1992      1991      1990      1989        1988       19871
===================================================================================================================================

Government Fund

Per Share Operating Performance

Income from Investment Operations

Net Asset Value
 at Beginning of Year       $10.80      $9.76     $10.91     $10.75     $10.80     $10.23    $10.17    $9.89      $10.07    $10.00

Net Investment Income         0.709      0.706      0.704      0.733      0.785      0.865     0.922    0.965       0.986     0.603

Net Realized & Unrealized
 Gain (Loss) on Securities    (.280)     1.040     (1.150)     0.160     (0.050)     0.570     0.060    0.280      (0.180)    0.070

Total From
 Investment Operations        0.429      1.746     (0.446)     0.893      0.735      1.435     0.982    1.245       0.806     0.673

Dividends From
 Net Investment Income        (.709)    (0.706)    (0.704)    (0.733)    (0.785)    (0.865)   (0.922)  (0.965)     (0.986)   (0.603)

Net Asset Value
 at End of Year             $10.52     $10.80      $9.76     $10.91     $10.75     $10.80    $10.23    $10.17       $9.89   $10.07

Total Return++                4.22%     18.38%     (4.26)%     8.19%      6.80%     14.31%     9.82%    12.75%       7.80%    6.64%

Ratios/Supplemental Information

Net Assets at
 End of Year in (000's)    $335,082   $403,565    $456,421    $574,007  $312,645  $127,637    $86,967   $67,864     $42,703  $9,401

Ratio of Expenses
 to Average Net Assets       0.67%      0.64%      0.61%      0.59%      0.67%      0.80%     0.60%3     0.46%3      0.26%3    .--%

Ratio of Net Income
 to Average Net Assets       6.76%      6.82%      6.92%      6.63%      7.22%      8.13%     9.16%      9.55%       9.62%   10.46%+

Portfolio Turnover Rate      1.64%      3.50%     10.20%     14.63%     15.26%     12.42%     9.36%      7.07%       6.80%   31.53%



                            Year Ended December 31,
                             1996      1995        1994       1993       1992       1991       1990      1989        1988    19871
===================================================================================================================================

High Yield Fund

Per Share Operating Performance

Income from Investment Operations

Net Asset Value
 at Beginning of Year       $8.71      $7.99       $8.97       $8.40     $7.98      $6.09     $8.52      $9.26     $9.24    $10.00

Net Investment Income        0.767      0.770       0.770       0.815     0.922      0.982     1.132      1.173     1.076     0.516

Net Realized & Unrealized
 Gain (Loss) on Securities   0.270      0.734      (0.990)      0.570     0.420      1.890    (2.430)    (0.740)    0.020    (0.760)

Total From
 Investment Operations       1.037      1.504      (0.220)      1.385     1.342      2.872    (1.298)     0.433     1.096    (0.244)

Dividends From
 Net Investment Income       (.767)    (0.784)     (0.760)     (0.815)   (0.922)    (0.982)   (1.132)    (1.173)   (1.076)   (0.516)

Net Asset Value
 at End of Year             $8.98      $8.71       $7.99       $8.97     $8.40      $7.98     $6.09      $8.52     $9.26     $9.24

Total Return++              12.55%     19.46%      (2.58)%     16.72%    16.96%     49.19%   (16.89)      4.10%    11.79%    (2.60)

Ratios/Supplemental Information

Net Assets at
 End of Year in (000's)      $336,379   $160,080   $81,151     $69,545   $39,131   $57,469    $27,155   $34,722   $21,346    $2,923

Ratio of Expenses to
 Average Net Assets           0.79%      0.82%      0.81%       0.76%       0.76%      0.87%     0.55%3   0.25%3    0.18%3     .--%

Ratio of Net Income
 to Average Net Assets        8.84%      8.87%      9.36%       9.17%      11.00%     12.96%    15.51%   13.08%    10.88%    12.67%+

Portfolio Turnover Rate      16.40%     18.47%     18.39%      32.27%      29.79%     38.35%    13.29%    4.95%     2.64%      .--%



                            Year Ended December 31,
                             1996     1995         1994        1993       1992       1991       1990      1989    1988      1987*
===================================================================================================================================

International Bond Fund

Per Share Operating Performance

Income from Investment Operations

Net Asset Value
 at Beginning of Year      $11.96   $10.78      $11.34       $10.85      $12.05    $11.95     $11.20     $11.08    $11.68   $10.00

Net Investment Income        0.831    0.938       0.794        0.808       1.012     1.018      1.133      0.820     0.790    0.620

Net Realized & Unrealized
 Gain (Loss) on Securities   0.477    1.180      (0.560)       0.505      (1.110)    0.112      0.819      0.160    (0.590)   1.420

Total From
 Investment Operations       1.308    2.118       0.234        1.313      (0.098)    1.130      1.952      0.980     0.200    2.040

Dividends From
 Net Investment Income       (.828)  (0.938)     (0.794)      (0.823)     (1.102)   (1.030)    (1.202)    (0.860)   (0.800)  (0.360)

Net Asset
 Value at End of Year      $12.44   $11.96      $10.78       $11.34      $10.85    $12.05     $11.95     $11.20    $11.08   $11.68

Total Return++              11.41%   20.41%       2.06%       12.13%      (1.43)%    9.86%     15.46%**    9.15%    (2.85)%    .--%

Ratios/Supplemental Information

Net Assets at
 End of Year in (000's)   $32,895   $28,352     $22,725      $19,606    $12,662     $5,060      $4,236   $4,709    $9,485   $13,688

Ratio of Expenses
  to Average Net Assets      0.75%    0.41%4      0.29%4     0.25%4        0.13%4     .--%4      0.95%4    1.72%     1.62%    1.67%

Ratio of Net Income
 to Average Net Assets       6.92%    7.85%       7.69%      7.31%         9.71%     9.05%      9.75%      7.64%     7.13%    7.49%

Portfolio Turnover Rate      5.81%    4.90%       6.46%      6.80%        15.26%    60.77%     18.40%     12.00%    47.00%  120.00%



*For the period January 7, 1987 (commencement of operations) to December 31,
1987.

**For the period June 9, 1990 (transfer of management) to December 31, 1990.

1For the period May 4, 1987 (effective date) to December 31, 1987.

2On June 9, 1990, the investment manager changed from Pilgrim Management Corporation to Advisers.

3Advisers agreed in advance to waive a portion of its management fees. Without this action, the ratio of expenses to average net assets for the fiscal years ended December 31, 1988, 1989 and 1990 would have been: .87%, .76% and .76%, respectively, for the Government Securities Fund; and .98%, .78% and .79%, respectively, for the High Yield Fund.


4Advisers agreed in advance to waive a portion of its management fee. Without this action, the ratio of expenses to average net assets for the fiscal years ended December 31, 1990, 1991, 1992, 1993, 1994, 1995 and 1996 would have been
1.42%, .89%, .92%, .97%, 1.06%, 1.00%, and 0.94%, respectively.


+Annualized.

++Total return measures the change in value of an investment over the periods indicated. It is not annualized. It does not include the maximum front-end sales charge or any applicable contingent deferred sales charge and assumes reinvestment of income distributions at net asset value. Prior to May 1, 1994, distributions from net investment income were reinvested at the maximum offering price.


What are the Franklin Partners Funds(R)?

Franklin Partners Funds consists of three separate diversified, open-end, management investment companies, commonly called "mutual funds." Each was organized as a California limited partnership, and is registered with the SEC. The form of organization was adopted to preserve, for qualifying non-U.S. shareholders, the current exemptions from U.S. federal income tax and U.S. federal withholding tax, including U.S. "Non-Resident Alien" tax withholding (principally, the "portfolio interest" exemption for distributions from the Government Fund and the High Yield Fund and the exemption from U.S. income taxation of foreign source income for distributions from the International Bond
Fund) that would be available to direct owners of the types of securities in which each Fund invests. Because the Funds are limited partnerships, distributions made by the Funds retain their original character so that qualifying income is not subject to U.S. federal income taxation when received by the Funds' qualifying non-U.S. shareholders.


Shares of the Funds may be considered Class I shares, as described under "Useful Terms and Definitions," for redemption, exchange and other purposes.


Eligible Investors. Each Fund is designed primarily for investors who are not considered to be U.S. citizens, residents, corporations, partnerships, trusts or estates, or who are not non-U.S. persons engaged in a U.S. trade or business under the Code. Investment by non-U.S. persons through U.S. trusts or estates is permitted. Investment by U.S. investors is not permitted. All prospective investors must furnish the Funds with account registration information and information on their tax status as required by the Investment Application and Subscription Agreement ("Application") included with this prospectus, and a Certificate of Foreign Status on Form W-8 (or substitute). For joint accounts, each joint owner must furnish a separate Form W-8 (or substitute). By purchasing shares, you will be deemed to have provided the Special Power of Attorney included in the Application, agree to be bound by the terms and conditions of the Partnership Agreement and consent to disclosure of the information contained in the Certificate of Foreign Status (which includes your name and permanent address) to the Funds and, to the extent required by the Code, to the IRS and to issuers of debt obligations in which the Funds invest.

Certain Tax Considerations. Due to the structure of each Fund as a limited partnership based in the U.S. and the primary reliance on the portfolio interest exemption and the exemption of foreign source interest from U.S. income taxation under the Code to eliminate U.S. tax and tax withholding on distributions made to shareholders, you should consider certain factors that are discussed below and more fully under "How Taxation Affects the Fund and its Shareholders" in this prospectus and under "Additional Information on Distributions and Taxes" in the SAI.


1. Qualifying income generated by each Fund will not be subject to U.S. federal income tax and U.S. tax withholding requirements for qualifying non-U.S. shareholders, provided that the Fund is not deemed to be engaged in a trade or business in the U.S. Each Fund believes that it should not be deemed to be engaged in a trade or business in the U.S. if the Fund follows certain policies and guidelines concerning its investment activities. This opinion is based on the Funds' interpretation of applicable court decisions and other authorities and not on any specific U.S. Treasury regulations because no such regulations have been promulgated. Although each Fund believes that their position is fully supported by applicable law, there can be no assurance that the IRS or a court of law would not take a contrary position.

2. If you are a shareholder with an address outside the U.S., you must furnish the Fund in which you invest with a Certificate of Foreign Status on IRS Form W-8 (or substitute) to avoid U.S. tax withholding at the rate of 30%. If the Fund does not have a Certificate on file, the Fund must withhold the tax from any distributions (including redemption distributions) to you to the extent that the distributions include income from U.S. sources. In the absence of a Certificate, if a Fund has not distributed all of the U.S. source income allocable to you during the year, the Fund will be required to apply withholding (by liquidating shares at the end of the year) to the undistributed U.S. source income allocated to you for the year.

3. As a partnership, each Fund will be required to file an annual return with the IRS and the California Franchise Tax Board which identifies each shareholder's allocated share of the Fund's net income and gains for the taxable year, whether or not such income and gains have been distributed. Each Fund will also file an annual form with the IRS with respect to each non-U.S. shareholder (which includes, as an attachment, the Form W-8 [or substitute] furnished by the shareholder) indicating, if applicable, that no amount was withheld with respect to income allocated to such shareholder that qualified for the portfolio interest exemption or any other applicable exemption under the Code.

4. The value of Fund shares directly owned by a non-U.S. individual upon the death of such individual may be subject to U.S. estate taxes (and possibly state inheritance taxes), subject to certain exemptions and to the terms of any applicable treaty between the U.S. and the individual's country of residence.


How does the Fund Invest its Assets?
The Fund's Investment Objective

The objective of each Fund is a fundamental policy and may not be changed without shareholder approval. Of course, there is no assurance that the Fund's objective will be achieved. Government Fund

The investment objective of this Fund is current income through investment in a portfolio limited to securities that are obligations of the U.S. government, its agencies or instrumentalities. At least 65% of the assets of this Fund will be invested in these securities. Other than investments in short-term U.S. Treasury securities or assets held in cash pending investment, the assets of the Fund are currently invested solely in obligations ("GNMAs" or "Ginnie Maes") of the Government National Mortgage Association ("Association").


Obligations of the U.S. government, its agencies and instrumentalities may also include, U.S. Treasury bonds, notes and bills, Treasury Certificates of Indebtedness and securities issued by agencies and instrumentalities of the U.S. government, including those issued or guaranteed by the Department of Housing and Urban Development, the Farmers Home Administration, the Small Business Administration, the Export-Import Bank, Banks for Cooperatives, the Commodity Credit Corporation, the Federal Deposit Insurance Corporation, Federal Farm Credit Banks, the Federal Financing Bank, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal Land Bank Association, the Federal Savings and Loan Insurance Corporation, the General Insurance Fund, Government Services Administration, the Product Credit Association, the Student Loan Marketing Association, the Tennessee Valley Authority, and the U.S. Postal Service.


Information about GNMAs. GNMAs are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMAs differ from other bonds in that principal may be paid back on an unscheduled basis rather than returned in a lump sum at maturity. The Fund will purchase GNMAs for which principal and interest are guaranteed. The Fund also purchases "adjustable rate" GNMAs and other types of securities which may be issued with the Association's guarantee.


The Association's guarantee of payment of principal and interest on GNMAs is backed by the full faith and credit of the U.S. government. The Association may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. Of course, this guarantee does not extend to the market value or yield of the GNMAs or the net asset value or performance of the Fund, which will fluctuate daily with market conditions.


Payments to holders of GNMAs consist of the monthly distributions of interest and principal less the Association's and issuers' fees. The portion of the monthly payment which represents a return of principal will be reinvested by the Fund in securities which may bear interest at a rate higher or lower than the obligation from which the principal payment was received.


When mortgages in the pool underlying a GNMA are prepaid by borrowers or as a result of foreclosure, such principal payments are passed through to the GNMA holders, such as the Fund. Accordingly, a GNMA's life is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to accurately predict the life of a particular GNMA.

GNMA yields (interest income as a percentage of price) have historically exceeded the current yields on other types of U.S. government securities with comparable maturities. The effects of interest rate fluctuations and unpredictable prepayments of principal, however, can greatly change realized yields. As with most bonds, in a period of rising interest rates, the value of a GNMA will generally decline. In a period of declining interest rates, however, it is more likely that mortgages contained in GNMA pools will be prepaid, thus reducing the effective yield. This potential for prepayment during periods of declining interest rates may reduce the general upward price increases of GNMAs as compared to the increases experienced by noncallable debt securities over the same periods. Moreover, any premium paid on the purchase of a GNMA will be lost if the obligation is prepaid. Of course, price changes of GNMAs and other securities held by the Fund will have a direct impact on the Net Asset Value per share of the Fund.

The Fund's investments are continually monitored and changes are made as market conditions warrant. However, the Fund does not engage in the trading of securities for the purpose of realizing short-term profits.


High Yield Fund


The principal investment objective of this Fund is to earn a high level of current income. As a secondary objective, the High Yield Fund seeks capital appreciation to the maximum extent possible, consistent with its principal objective.


Current yield is the primary standard used by this Fund in selecting its securities, although potential for capital appreciation may also be considered. The Fund will invest in debt securities of U.S. and non-U.S. issuers (including corporate and municipal bonds, short-term paper and secured obligations) that are offering the highest yield available without excessive risk at the time of purchase. Advisers will attempt to avoid excessive risk by performing an independent credit analysis of the issuer, as described below, and by diversifying the Fund's investments among different issuers.

Depending upon prevailing market and economic conditions, when buying debt securities, the High Yield Fund will invest at least 65% of its total assets in investment grade or lower grade securities (those having a rating below the four highest grades assigned by Moody's or S&P, two nationally recognized statistical rating organizations). Such lower rated securities are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. (See the discussion under "What are the Fund's Potential Risks? - Asset Composition Table" for the ratings assigned by S&P for the securities held by the portfolio of the High Yield Fund.)


The Fund may also, for defensive purposes, temporarily invest its assets in U.S. government securities, commercial paper (short-term debt securities of large corporations), various bank debt instruments or other money market instruments. The income from certain types of short-term investments may not qualify as "portfolio interest" income or income otherwise exempt under the Code and, therefore, would generally be subject to U.S. tax and withholding requirements.


Various investment services publish ratings of some of the types of securities in which the High Yield Fund may invest. Higher yields are ordinarily available from securities in the lower rated categories of the rating services (that is, securities rated Ba or lower by Moody's or BB or lower by S&P - see the Appendix to this prospectus) or from unrated securities deemed by the Fund's manager to be of comparable quality. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute credit standards. These ratings will be considered in connection with the investment of the High Yield Fund's assets, but will not be a determining or limiting factor.


The High Yield Fund may invest in securities regardless of their rating (including securities in the lowest rating categories) or in securities which are not rated. The High Yield Fund, however, does not intend to invest in securities that are rated below Ca by Moody's or CC by S&P, or which, if unrated, are not at least of comparable quality as determined by the investment manager. Securities in these rating categories are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The High Yield Fund will not buy issues that are in default. As noted above, the High Yield Fund will not invest in securities which are felt by management to involve excessive risk. In the event the rating on an issue held in the High Yield Fund's portfolio is changed by the ratings service or the security goes into default, such event will be considered by the High Yield Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security.

Rather than relying principally on the ratings assigned by rating services, the investment analysis of securities being considered for the High Yield Fund includes, among other things, consideration of relative values, based on factors such as: anticipated cash flow; interest coverage; asset coverage; earnings prospects; the experience and managerial strength of the issuer; responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; and the issuer's changing financial condition and public recognition thereof. Because the High Yield Fund's portfolio will consist of debt securities, changes in the level of interest rates, among other things, will likely affect the value of the Fund's holdings and thus the value of your investment.

Certain of the high yield, debt securities in which this Fund may invest may be bought at a discount. The High Yield Fund does not intend to buy securities for the purpose of achieving capital gains, but generally will hold them as long as current yields on such securities remain attractive. Capital losses may be realized when securities bought at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Although the High Yield Fund is not limited with respect to the maturity of its portfolio securities, generally the majority of the Fund's investments will be intermediate to long-term investments that mature in ten years or more.

Because of the High Yield Fund's policy of seeking high current yield and its ability to invest in lower grade debt securities, a higher degree of risk (including the risk of bankruptcy or default by the issuer of a high yield, lower rated security) may accompany an investment in this Fund than would be the case in a more conservative income-type investment company. In addition, this Fund will be more dependent on the investment manager's judgment, analysis and experience in achieving its investment objective than is the case for funds that invest in higher quality bonds.


For additional risk factors, see the section captioned "What are the Fund's Potential Risks? - High Yielding, Fixed-Income Securities."

International Bond Fund


The primary investment objective of the International Bond Fund is to seek current income by investing in readily marketable bonds and debentures of non-U.S. issuers and foreign currency denominated bonds and debentures of U.S. issuers. Under normal conditions, this Fund attempts to invest 100%, and will invest at least 65%, of its total assets in these securities, and the domiciles of the issuers or the currency denominations will include at least three different countries. The International Bond Fund intends to limit its investments to issuers domiciled in, and instruments denominated in the currencies of, developed countries.


To protect against losses resulting from changes in foreign currency exchange rates, the International Bond Fund may engage in various strategies to hedge its portfolio against these risks. These strategies include use of foreign currency options, foreign currency futures, options on such futures and forward foreign exchange contracts. Transactions in options, futures and options on futures are generally considered "derivative securities." While the International Bond Fund's use of hedging strategies is intended to reduce the volatility of the Net Asset Value of its shares, this Fund's Net Asset Value will still fluctuate and there can be no assurance that these hedging transactions will be effective.

The International Bond Fund may also, for hedging purposes, buy foreign currencies in the form of bank deposits as well as other foreign money market instruments, including but not limited to bankers' acceptances, CDs, commercial paper, short-term government and corporate obligations and repurchase agreements, subject to certain tax restrictions. In addition, this Fund may invest the cash balances which it may be required (for operational purposes) to hold outside of the U.S. in foreign currency-denominated instruments (generally bank accounts).

Under current tax laws, certain foreign exchange gains realized by the International Bond Fund from its hedging activities may be subject to U.S. federal income tax and withholding requirements. See "What are the Fund's Potential Risks?" in the SAI for a more detailed discussion of the International Bond Fund's authorized hedging activities.


Although the International Bond Fund is not limited with respect to the maturity of its portfolio securities, it is anticipated that the majority of the Fund's investments will be intermediate to long-term investments that mature in ten years or more.

Although certain risks are involved in forward foreign exchange contracts, foreign currency options, foreign currency futures and related options on such futures (as discussed above and in the SAI), the investment manager believes that, because the International Bond Fund will only engage in these transactions for hedging purposes, the use of these strategies will not subject the Fund to the risks frequently associated with the speculative use of forward contracts, options and futures transactions. In addition, the International Bond Fund will not invest funds in foreign currency positions, the principal amount of which taken through options on foreign currencies, foreign currency futures contracts, forward foreign currency contracts and options on foreign currency futures contracts with respect to any particular foreign currency would exceed the sum of the principal amount of securities denominated in such foreign currency owned or committed to be bought by the Fund. Tax requirements may further limit the International Bond Fund's ability to engage in these hedging transactions and strategies.


Further risk discussion is included under the caption "What are the Fund's Potential Risks? - High Yielding, Fixed-Income Securities."

Other Investment Policies of the Fund

Long-Term Investments. It is not the policy of any Fund to buy or sell securities for trading purposes as such activity may cause the Fund to be deemed to be engaged in a trade or business in the U.S. for U.S. federal income tax purposes. Rather, it is the policy of each Fund to buy securities for long-term investment to generate income. To the extent consistent with guidelines each Fund follows in order not to be deemed to be engaged in a trade or business in the U.S., each Fund may make changes in its investments in accordance with management's appraisal of the factors affecting the market and the national economy in order to protect the Fund from losses in the value of its investments.

Repurchase Agreements. Each Fund may engage in repurchase transactions, in which the Fund buys a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller may cause the Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. Each Fund may also incur disposition costs in liquidating the collateral. Each Fund, however, intends to enter into repurchase agreements only with financial institutions such as broker-dealers and banks that are deemed creditworthy by Advisers. A repurchase agreement is deemed to be a loan by a Fund under federal securities laws. The U.S. government security subject to resale (the collateral) is held on behalf of the Fund by a custodian bank approved by its Board and is held pursuant to a written agreement.

Illiquid Investments. Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.


Borrowing. The Funds do not borrow money or mortgage or pledge any of their assets except that the Funds may borrow for temporary or emergency purposes, and pledge their assets therefor, in an amount up to 5% of total asset value of each Fund, and subject to certain tax requirements.

Securities of Non-U.S. Issuers. Securities of non-U.S. issuers cannot be bought by the Government Fund. There are no restrictions on investment of assets of the High Yield Fund or the International Bond Fund in non-U.S. securities, provided such investments are consistent with the investment objectives and policies of such Funds. The High Yield Fund, however, presently has no intention of investing more than 10% of its net assets in securities of non-U.S. issuers not publicly traded in the U.S. Interest income from non-U.S. securities will generally be exempt from U.S. federal income tax and U.S. tax withholding.


The High Yield Fund will ordinarily buy securities of non-U.S. issuers which are traded in the U.S. or buy American Depositary Receipts ("ADRs"), which are certificates issued by U.S. banks representing the right to receive securities of a non-U.S. issuer deposited with that bank or a correspondent bank. ADRs bought by the High Yield Fund will be "sponsored," that is, establishment of the issuing facility is brought about by the participation of the issuer and the depository institution pursuant to a deposit agreement which sets out the rights and responsibilities of the issuer, the Depositary and the ADR holder. The Fund may buy the securities of non-U.S. issuers located in developed countries only, directly in non-U.S. markets.


Investments in non-U.S. securities, where delivery takes place outside the U.S., will be made in compliance with any applicable currency restrictions and other tax laws and laws limiting the amount and types of such investments.


Securities which are acquired by the High Yield Fund or the International Bond Fund outside the U.S. and which are publicly traded in the U.S. or on a recognized non-U.S. securities exchange or securities market are not considered by the Fund to be illiquid assets so long as: (i) the securities, if resold, may be sold in one or more such trading markets; (ii) the Fund reasonably believes it can readily dispose of the securities for cash in one or more of such markets; and (iii) current market quotations are readily available.

Other. Consistent with each Fund's intention to produce income that is not subject to U.S. federal income tax or U.S. withholding tax for qualifying non-U.S. shareholders, each Fund will generally invest in debt securities of U.S. issuers that are issued after July 18, 1984 in registered form or in debt securities of non-U.S. issuers that are not engaged in U.S. trade or business so that the income generated by such investments may be treated as "portfolio interest" or "non-U.S. source" income, respectively. (See "How Taxation Affects the Fund and its Shareholders.")


In order to comply with guidelines concerning each Fund's investment activities and to strengthen its position that it is not engaged in a U.S. trade or business, a Fund may have to refrain from selling or buying particular securities under circumstances in which such securities would otherwise have been sold or bought. Conversely, in order to protect the value of its investments, a Fund may have to take actions which are not consistent with the guidelines and may weaken its tax position. The effect of the guidelines is more pronounced for the High Yield Fund and the International Bond Fund because of the nature of their investments. See the tax section of this prospectus for further information.


Other Policies and Restrictions. The Fund has a number of additional investment restrictions that limit its activities to some extent. Some of these restrictions may only be changed with shareholder approval. For a list of these restrictions and more information about the Fund's investment policies, please see "Investment Restrictions" in the SAI.

Each of the Fund's policies and restrictions discussed in this prospectus and in the SAI is considered at the time the Fund makes an investment. The Fund is generally not required to sell a security because of a change in circumstances.


What are the Fund's Potential Risks?


The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of Fund shares may also change with movements in the bond market as a whole.

Foreign Securities. There are certain risks involved in a U.S. investment company's investment in the securities of non-U.S. issuers. These risks include: fluctuations in currency exchange rates, devaluation of currencies, imposition of withholding taxes on Fund income, reduced availability in the U.S. of public information concerning non-U.S. issuers, future political and economic developments and the imposition of currency exchange regulations or other governmental laws or restrictions, and the fact that non-U.S. companies are not generally subject to the same type of accounting, auditing and financial reporting standards or other regulatory practices and requirements that are applicable to U.S. companies. Moreover, securities of many non-U.S. issuers may be less liquid than the securities of comparable U.S. issuers and their prices more volatile, and the Funds will incur transaction costs in converting assets from one currency to another. Brokerage commissions and custody fees for non-U.S. securities are also generally higher than those in the U.S. In addition, with respect to certain countries, there is the possibility of expropriation or the nationalization of issuers of securities held by a Fund, confiscatory taxation, and limitations on the use or removal of monies (e.g., currency blockages) or other Fund assets.

High Yielding, Fixed-Income Securities. Because of the High Yield Fund's policy of investing in higher yielding, higher risk securities, an investment in the Fund is accompanied by a higher degree of risk than is present with an investment in higher rated, lower yielding securities. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals. If you are on a fixed income or retired, you should also consider the increased risk of loss to principal that is present with an investment in higher risk securities such as those in which the High Yield Fund invests. The International Bond Fund may also invest a portion of its assets in comparable securities, although the International Bond Fund currently does not intend to invest more than 5% of its assets in such securities.

The market value of lower rated, fixed-income securities and unrated securities of comparable quality, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater extent than the market value of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower rated securities also tend to be more sensitive to economic conditions than higher rated securities. These lower rated fixed-income securities are considered by the rating agencies, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated triple B by S&P or Moody's, ratings which are considered investment grade, possess some speculative characteristics.

Issuers of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of these issuers is generally greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yielding securities may experience financial stress. During these periods, these issuers may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because the securities are generally unsecured and are often subordinated to other creditors of the issuer. Current prices for defaulted bonds are generally significantly lower than their purchase price, and the Fund may have unrealized losses on defaulted securities that are reflected in the price of the Fund's shares. In general, securities that default lose much of their value in the time period before the actual default so that the Fund's net assets are impacted prior to the default. The Fund may retain an issue that has defaulted because the issue may present an opportunity for subsequent price recovery.

High yielding, fixed-income securities frequently have call or buy-back features that permit an issuer to call or repurchase the securities from the Fund. Although these securities are typically not callable for a period from three to five years after their issuance, if a call were exercised by the issuer during periods of declining interest rates, Advisers may find it necessary to replace the securities with lower yielding securities, which could result in less net investment income to the Fund. The premature disposition of a high yielding security due to a call or buy-back feature, the deterioration of the issuer's creditworthiness, or a default may also make it more difficult for the Fund to manage the timing of its receipt of income, which may have tax implications.

The High Yield Fund and the International Bond Fund may have difficulty disposing of certain high yielding securities because there may be a thin trading market for a particular security at any given time. The market for lower rated, fixed-income securities generally tends to be concentrated among a smaller number of dealers than is the case for securities that trade in a broader secondary retail market. Generally, buyers of these securities are predominantly dealers and other institutional buyers, rather than individuals. To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current values for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "How are Fund Shares Valued?" in the SAI.)

The High Yield Fund and the International Bond Fund are authorized to acquire high yielding, fixed-income securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of such securities under the Securities Act of 1933, which entails special responsibilities and liabilities. The Fund may incur special costs in disposing of restricted securities; however, the Fund will generally incur no costs when the issuer is responsible for registering the securities.

The Funds may acquire high yielding, fixed-income securities during an initial underwriting. These securities involve special risks because they are new issues. Advisers will carefully review their credit and other characteristics. The Fund has no arrangement with its underwriter or any other person concerning the acquisition of these securities.

The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recession that began in 1990 disrupted the market for high yielding securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Although the economy has improved considerably and high yielding securities have performed more consistently since that time, there is no assurance that the adverse effects previously experienced will not reoccur. For example, the highly publicized defaults of some high yield issuers during 1989 and 1990 and concerns regarding a sluggish economy that continued into 1993, depressed the prices for many of these securities. While market prices may be temporarily depressed due to these factors, the ultimate price of any security will generally reflect the true operating results of the issuer. Factors adversely impacting the market value of high yielding securities will adversely impact the Fund's Net Asset Value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on Advisers' judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, Advisers will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, deferred interest and pay-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, the Funds will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment. Zero coupon, deferred interest and pay-in-kind bonds involve additional special considerations.

Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are generally issued and traded at a discount from their face amounts or par value. The discount varies depending on the time remaining until maturity or the cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Pay-in-kind bonds are securities that pay interest through the issuance of additional bonds. The Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are received by the Fund until the cash payment date or until the bonds mature. The Fund is not limited in the amount of its assets that may be invested in these types of securities. For more information, please see "How Taxation Affects You and the Fund."

For tax imposed restrictions on trading, see "U.S. Tax Treatment of Non-U.S. Shareholders" under "How Taxation Affects the Fund and its Shareholders."

Asset Composition Table. A credit rating by a rating agency evaluates only the safety of principal and interest of a security, and does not consider the market value risk associated with the investment. The table below shows the percentage of the High Yield Fund's assets invested in fixed-income securities rated in each of the specific rating categories shown and those that are not rated by the rating agency but deemed by Advisers to be of comparable credit quality. The information was prepared based on a dollar weighted average of the Fund's portfolio composition based on month-end assets for each of the 12 months in the fiscal year ended December 31, 1996. The Appendix to this prospectus includes a description of each rating category.


AVERAGE                     S&P RATING
WEIGHTED               PERCENTAGE OF ASSETS
--------------------------------------------------

AAA                           0
AA                            0.03
A                             0
BBB                           1.82
BB                           29.38
B*                           66.20
CCC                           2.52
CC                            0
D                             0.03

*5.47% are unrated and have been included in the B rating category.

Interest Rate and Currency Risk. Changes in interest rates in any country where the Fund is invested will affect the value of the Fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the Fund's shares. Changes in currency valuations will also affect the value of what the Fund owns, and thus the price of Fund shares. Interest rates and currency valuations throughout the world have increased and decreased in the past. These changes are unpredictable.



Who Manages the Fund?



Managing General Partners. The Board of Managing General Partners of each Fund establish the Fund's policies and supervise and review the operations and management of the Fund pursuant to the Partnership Agreements, the provisions of which are summarized under the heading "Summary of Partnership Agreements," and a copy of each Fund's Partnership Agreement is reproduced in its entirety in the SAI. The Managing General Partners of each Fund have been elected for an indefinite term. The Managing General Partners are responsible for electing the officers of each Fund who are responsible for administering its day-to-day operations.

Non-Managing General Partner. Each Fund has a corporate Non-Managing General Partner who does not participate in the management of the Fund, but who is obligated to maintain (together with the Managing General Partners) a minimum 1% investment in each Fund. Franklin Partners, Inc., a California corporation, is the Non-Managing General Partner for each Fund. Franklin Partners, Inc. is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

Investment Manager. Advisers manages the Fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources. Together, Advisers and its affiliates manage over $188 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the Fund's Code of Ethics.

Under an agreement with Advisers, TICI is the sub-advisor of the International Bond Fund. TICI provides Advisers with investment management advice and assistance with respect to the assets of the International Bond Fund. Under the subadvisory agreement, TICI provides, subject to Advisers' discretion, a portion of the investment advisory services for which Advisers is responsible pursuant to its management agreement relating to the International Bond Fund. TICI is paid a fee from the investment advisory fees received by Advisers. TICI's activities are subject to the Board's review and control, as well as Advisers' instruction and supervision.

Please see "Investment Management and Other Services" in the SAI.

Management Team. The team responsible for the day-to-day management of each Fund's portfolio is:

Government Fund - Roger Bayston since 1991, Anthony Coffey since 1989 and Jack Lemein since the Fund's inception.

Roger Bayston
Portfolio Manager of Advisers

Mr. Bayston is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned his Bachelor of Science degree from the University of Virginia. He has been with the Franklin Templeton Group since earning his MBA degree in 1991.

Anthony Coffey
Portfolio Manager of Advisers

Mr. Coffey is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of California at Los Angeles. He earned a Bachelor of Arts degree in applied mathematics and economics from Harvard University. Mr. Coffey has been with the Franklin Templeton Group since 1989. He is a member of several securities industry-related associations.

Jack Lemein
Senior Vice President of Advisers

Mr. Lemein holds a Bachelor of Science degree in finance from the University of Illinois. He has been in the securities industry since 1967 and with the Franklin Templeton Group since 1984. He is a member of several securities industry-related associations.

High Yield Fund - Betsy Hofman-Schwab since inception, Chris Molumphy since 1991, and Martin Wiskemann since inception of the Fund.

Betsy Hofman-Schwab
Portfolio Manager of Advisers

Ms. Hofman-Schwab is a Chartered Financial Analyst and holds a Master of Business Administration degree and a Bachelor of Science degree in accounting from the College of Notre Dame in California. She has been with the Franklin Templeton Group since 1981.

Chris Molumphy
Vice President of Advisers

Mr. Molumphy is a Chartered Financial Analyst and holds a Master of Business Administration degree from the University of Chicago. He earned his Bachelor of Arts degree in economics from Stanford University. He has been with the Franklin Templeton Group since 1988. Mr. Molumphy is a member of several securities industry-related associations.

R. Martin Wiskemann
Senior Vice President of Advisers

Mr. Wiskemann holds a degree in business administration from the Handelsschule of the State of Zurich, Switzerland. He has been in the securities business for more than 30 years, managing mutual fund equity and fixed-income portfolios, and private investment accounts. He is a member of several securities industry associations. He joined the Franklin Templeton Group in 1972.

International Bond Fund - Neil S. Devlin, Thomas J. Dickson and Thomas Latta since 1995.

Neil S. Devlin
Portfolio Manager of TICI

Mr. Devlin is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics and philosophy from Brandeis University. Mr. Devlin joined the Franklin Templeton Group in 1987.

Thomas J. Dickson
Portfolio Manager of TICI

Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined the Franklin Templeton Group in 1994.

Thomas Latta
Portfolio Manager of TICI

Mr. Latta attended the University of Missouri and New York University. Mr. Latta has been in the securities industry since 1981 and with the Franklin Templeton Group since 1991. Prior to joining the Franklin Templeton Group, Mr. Latta worked as a portfolio manager with Forester and Hairston, a global fixed-income investment management firm, and prior thereto, he worked as an investment adviser with Merrill Lynch.

Management Fees. During the fiscal year ended December 31, 1996, management fees totaling 0.51% and 0.56% of the average net assets of the Government Fund and High Yield Fund, respectively, were paid to Advisers. Total expenses of the Government Fund and the High Yield Fund, including fees paid to Advisers, were 0.67% and 0.79%, respectively. During the fiscal year ended December 31, 1996, management fees, before any advance waiver, totaled 0.63% and operating expenses, before any advance waiver, totaled 0.94% of the average net assets of the International Bond Fund. Under an agreement by Advisers to limit its fees, the International Bond Fund paid management fees totaling 0.44% and operating expenses totaling 0.75%. Advisers may end this arrangement at any time upon notice to the Board. During the same period, Advisers paid TICI a sub-advisory fee totaling 0.1% of the average net assets of the International Bond Fund.
This fee is not a separate expense of the International Bond Fund but is paid by Advisers from the management fees it receives from the International Bond Fund.

Portfolio Transactions. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

Administrative Services. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. Please see "Investment Management and Other Services" in the SAI for more information.

The Rule 12b-1 Plan

Each Fund has a distribution plan or "Rule 12b-1 Plan" under which it may reimburse Distributors or others for activities primarily intended to sell shares of the Fund. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates, printing prospectuses and reports used for sales purposes, preparing and distributing sales literature and advertisements, and a prorated portion of Distributors' overhead expenses.

Payments by each Fund under the plan may not exceed 0.15% per year of the Fund's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain purchases made without a sales charge, Distributors may keep the Rule 12b-1 fees associated with the purchase. For more information, please see "The Fund's Underwriter" in the SAI.


How does the Fund Measure Performance?


From time to time, the Fund advertises its performance. The more commonly used measures of performance are total return, current yield and current distribution rate. Performance figures are usually calculated using the maximum sales charge, but certain figures may not include the sales charge.

Total return is the change in value of an investment over a given period. It assumes any dividends and capital gains are reinvested. Current yield shows the income per share earned by the Fund. The current distribution rate shows the dividends or distributions paid to shareholders by the Fund. This rate is usually computed by annualizing the dividends paid per share during a certain period and dividing that amount by the current Offering Price. Unlike current yield, the current distribution rate may include income distributions from sources other than dividends and interest received by the Fund.

The Fund's investment results will vary. Performance figures are always based on past performance and do not guarantee future results. For a more detailed description of how the Fund calculates its performance figures, please see "How does the Fund Measure Performance?" in the SAI.


How Taxation Affects the Fund and its Shareholders


The following summary of U.S. federal income tax law applicable to the Funds and their shareholders is based on statutes, regulations, rulings, case law and other authorities in effect as of the date of this prospectus. Additional information on tax matters relating to the Funds and their shareholders is included in the section entitled, "Additional Information on Distributions and Taxes" in the SAI.

U.S. Tax Status of the Funds. Each Fund has obtained a ruling from the IRS to the effect that the Fund will be classified as a partnership and that its general and limited partners will be treated as partners for tax purposes. The rulings are conditioned on maintenance by the general partners at all times of a minimum 1% aggregate investment in each item of partnership income, gain, loss, deduction or credit. The general partners intend to comply with this requirement, which is contained in each Fund's Partnership Agreement.

As limited partnerships, the Funds are not subject to U.S. federal income tax or, as a general rule, to state income tax. Federal tax legislation enacted in 1987, however, will cause publicly traded partnerships, including partnerships such as the Funds, to be taxed as corporations effective January 1, 1998. This legislation will not apply to the Funds before then so long as the Funds do not add a "substantial new line of business" prior to that time. The Managing General Partners of the Funds intend to avoid changes in Fund activities which might constitute the addition of a "substantial new line of business". As a result of this legislation, income received by non-U.S. Shareholders will be subject to U.S. income taxation effective January 1, 1998. In order to avoid this result, on January 14, 1997, the Managing General Partners of each Fund agreed to submit to a vote of their respective shareholders a plan to liquidate the Funds. Under the proposed plan, subject to compliance with applicable laws, a Fund's assets owned by non-U.S. Shareholders would be delivered to a liquidating trustee outside of the U.S. and each non-U.S. Shareholder would have the right to receive an interest in a pooled investment vehicle equal to the Shareholder's interest in the Fund. The pooled investment vehicle will have investment and tax characteristics very similar to those of the Fund. U.S. Shareholders would receive the value of their shares in cash. On April 18, 1997, Shareholders of the High Yield Fund approved the plan of liquidation.


In a limited partnership, the character of any income earned or capital gains realized by each Fund flows through directly to its shareholders and is taxed at that level. Shareholders generally are liable for payment of taxes on their allocated share of Fund income and realized capital gains. To the extent, however, that a Fund earns income or realizes capital gains in a form that is exempt from U.S. federal income tax for non-U.S. shareholders (as discussed below), qualifying non-U.S. shareholders are likewise not subject to the payment of U.S. federal income tax or U.S. withholding tax on their allocated share of these types of income from the Funds, subject to the conditions stated below. U.S. withholding tax refers to the withholding requirements under Sections 1441 and 1442 of the Code (which impose withholding at the rate of 30%, subject to reductions pursuant to tax treaties) and, if applicable, Section 3406 of the Code (which imposes back-up withholding at the rate of 31%).


To the extent that the High Yield Fund and the International Bond Fund generate income or capital gains from debt obligations purchased or issued outside of the U.S., such Funds may be required to pay taxes in foreign countries on such income or gains. Non-U.S. shareholders in those Funds may be able to obtain a credit or other relief from such taxes under the tax laws of their own countries or under treaties between their countries and the countries imposing such taxes on the Funds.

U.S. Tax Treatment of Non-U.S. Shareholders. A non-U.S. shareholder (i.e., a shareholder other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust as defined in the Code) investing in a Fund who was deemed to be engaged in a trade or business in the U.S. would be subject to U.S. federal income tax on any ordinary income and capital gains realized by the Fund to the extent such income and gains were deemed to be effectively connected with the conduct of such trade or business. (U.S. taxation of such income and gains would not be avoided under the terms of an applicable U.S. income tax treaty because such shareholder would be deemed to have a permanent establishment in the U.S.)

Each Fund believes that neither the Fund, nor its shareholders solely by virtue of their investment in the Funds, should be deemed to be engaged in a trade or business in the U.S. if the Fund adheres to its stated investment objectives, policies and restrictions and to certain guidelines concerning their investment activities. Each Fund intends to comply with these restrictions and guidelines. Assuming that the Funds comply with the guidelines, any non-U.S. shareholder of a Fund should not be deemed to be engaged in a trade or business in the U.S. solely by virtue of an investment in the Fund. Shareholders should also note that their investments in other funds in the Franklin Templeton Funds or in other U.S. investments generally would not, by themselves, cause them to be deemed to be engaged in a trade or business in the U.S.; however, it is possible that a shareholder could be deemed to be engaged in a trade or business in the U.S. if the shareholder engages in frequent trading (as opposed to investment) activity and generally does not hold U.S. investments for any substantial period of time.


If a Fund were deemed to be engaged in a U.S. trade or business by the IRS or a court of law, then its non-U.S. shareholders would be subject to U.S. federal income tax and the Fund would be obligated to withhold tax at the highest rate applicable to a particular class of shareholders on effectively connected taxable income allocable to each non-U.S.
shareholder within that class (see the SAI).


Assuming that a non-U.S. shareholder is not engaged in a trade or business in the U.S., ordinary income realized by each Fund will not be subject to U.S. federal income tax (including "Non-Resident Alien" withholding taxes), if: (i) the ordinary income consists of interest income which qualifies for the "portfolio interest" exemption under Sections 871(h) and 881(c) of the Code (or is otherwise exempt from U.S. tax withholding); (ii) the shareholder has furnished a valid and effective original or certified copy of an original Form W-8 (or substitute) to the Funds and has renewed the Form W-8 as required; (iii) the Funds have no actual knowledge that the shareholder is in fact a U.S. person; and (iv) the shareholder is not (a) a "10-percent shareholder" (as defined in Section 871(h)(3) of the Code) of the issuer of a security held by the Fund which generates the portfolio interest income, (b) a controlled foreign corporation related to such issuer, or (c) a bank deemed to be receiving such interest (other than interest on an obligation of the U.S.) on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business. The Funds have been advised that interest income will qualify for the "portfolio interest" exemption if it is paid with respect to a debt obligation issued after July 18, 1984 in registered form with respect to which the U.S. person who would otherwise be required to withhold U.S. federal income tax from such interest under Section 1441 or 1442 of the Code (i.e., the Fund) has received a valid and effective statement (such as that contained in the Application) that the beneficial owner of the obligation (i.e., the shareholder) is not a U.S. person.


A Fund's investments in zero coupon or deferred interest securities or in pay-in-kind bonds are subject to special tax rules concerning the amount, timing and character of the income allocations made to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. This income will qualify for the "portfolio interest" exemption, provided that the other requirements relating to the exemption are satisfied. Certain foreign exchange gains and losses realized by the High Yield Fund and the International Bond Fund may be treated as ordinary income and losses rather than capital gains and losses. Such ordinary income does not appear to be subject to U.S. federal income tax (including withholding taxes) for a non-U.S. shareholder who is not engaged in a trade or business in the U.S.

With respect to the High Yield Fund and the International Bond Fund, a non-U.S. shareholder who is not engaged in a trade or business in the U.S. will also not be subject to U.S. federal income tax (including withholding taxes) on ordinary income realized by the Fund which constitutes "non-U.S. source" income. The Fund has been advised that interest income will be deemed to be "non-U.S. source" income if it is received with respect to securities issued by governments other than the U.S. or by a non-U.S. corporation unless the corporation is engaged in a trade or business in the U.S. Interest on securities of all non-U.S. corporations engaged in a trade or business in the U.S. is generally treated at least in part as U.S. source income, although such interest may be exempt from U.S. withholding taxes by virtue of qualifying for the portfolio interest exemption.

A non-U.S. shareholder who is not engaged in a U.S. trade or business will generally not be subject to U.S. federal income tax (including withholding taxes) on the allocated share of net short-term or long-term capital gains realized by a Fund or on proceeds from the redemption of Fund shares, provided that the shareholder is not treated as a U.S. resident under the Code. In the case of an individual, a non-U.S. shareholder is one who has been physically present in the U.S. for less than 31 days during the current calendar year. An individual who is physically present in the U.S. for at least 31 but less than 183 days during the current calendar year will still be treated as a non-U.S. shareholder, provided that the total number of days physically present in the current calendar year and the two preceding calendar years does not exceed 183 days (counting all of the days in the current calendar year, only one-third of the days in the first preceding calendar year and only one-sixth of the days in the second preceding calendar year). An individual who is physically present in the U.S. for 183 days or more during the current calendar year is generally not treated as a non-U.S. shareholder. In addition, lawful permanent residents or green card holders may not be treated as non-U.S. shareholders. Shareholders should contact their tax advisors for more specific information regarding the determination of U.S. residency status for tax purposes.

Redemption proceeds will also not be subject to U.S. tax if they constitute non-U.S. source income by virtue of the shareholder's non-U.S. status. Even if proceeds of redemptions are not subject to U.S. tax under the rules just described, the Funds may still be required to withhold on the portion of such proceeds which represents the shareholder's allocable share of income or gains of the Funds which would otherwise be subject to withholding.


Non-U.S. shareholders who do not furnish a valid and effective Form W-8 (or substitute) may be subject to U.S. withholding taxes on their allocated shares of income and gains realized by the Funds. Regardless of whether a valid and effective Form W-8 (or substitute) is furnished, non-U.S. shareholders will be subject to U.S. withholding taxes on their allocated shares of income realized by the Funds from sources other than: (i) "portfolio interest"; (ii) "U.S. source" income otherwise exempt from withholding; (iii) "non-U.S. source" income; and (iv) net realized capital gains, unless such withholding taxes are reduced or eliminated under the terms of an applicable U.S. income tax treaty and the shareholder complies with all procedures for claiming the benefits of such a treaty. It is the intention of each Fund to withhold amounts required by the Code with respect to non-qualifying income and/or non-qualifying shareholders either at the time of distribution or by subsequent redemption of shares in the shareholder's account.


You may also be subject to taxation on income and gain earned from your investment in the Fund imposed by state and local jurisdictions or by your country of residence for tax purposes. In addition, the value of shares owned by a U.S. or non-U.S. shareholder may be subject to U.S. federal estate tax (and state inheritance tax) upon the death of the shareholder.

The foregoing discussion is only a summary and does not address potential tax liability under the tax laws of any country other than the U.S. A complete discussion will depend on the jurisdiction in which you reside for tax purposes. The foregoing discussion also assumes you are generally not subject to U.S. tax or withholding with respect to other income or activities unrelated to an investment in the Funds or to U.S. state tax or withholding. Should you become subject to U.S. or state tax or withholding, the tax consequences of owning, exchanging, or selling shares of the Funds will be significantly different and you should consult a tax adviser in this circumstance.

U.S. Tax Treatment of U.S. Shareholders. If you are treated under the Code as a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust you will be subject to U.S. federal income tax on the distributive share of each item of income, deduction, credit, gain or loss realized by the Fund, notwithstanding the fact that such income may not have been distributed and that a portion of such income may consist of "portfolio interest" or other income which would be exempt from U.S. tax if allocated to a non-U.S. person. Fund shareholders may not use Fund losses to offset "passive activity income" from other investments or "passive activity losses" from other investments to offset Fund income.


State Tax Considerations. As a general rule, partnerships are not considered to be separate taxable entities under state law. Title 31, section 3124 of the U.S. Code exempts U.S. government obligations and the interest they pay from taxation under state, municipal or local authority. To the extent the Government Fund earns interest income on obligations of the U.S., its agencies or instrumentalities (other than GNMAs and other indirect obligations of the U.S.), such income is generally exempt from state and local income tax. Income generated from investment in GNMAs, however, is subject to state and local income tax in most states.


It is possible that certain states such as California could take the position that nonresident shareholders of the Funds (including shareholders who are not subject to U.S. federal income taxation) are subject to tax in such states on their shares of Fund income derived from sources within the respective states as a result of Fund activities conducted in the state. The Funds intend to file a partnership tax return and Forms K-1 in the state of California, but to take the position with respect to other states that they are under no obligation to file any other tax or information returns in such states because their activities in any such state would not be extensive enough to support the exercise of taxing jurisdiction by such state.

The Funds believe that shareholders who are not residents of California should not be subject to income tax in California because the activities of the Funds would not rise to the level of conduct of a trade or business in California. If a Fund were determined to be conducting a trade or business (rather than merely investing), however, the Fund would be required to withhold California income tax at the rate of 9.3% of the income amounts allocable to non-U.S. shareholders and 7% of income amounts allocable to U.S. shareholders who reside outside California. Prospective shareholders in the Funds may wish to consult their own tax advisers about the risks of taxation of their distributive shares of Fund income and gains in states other than their states or countries of residence and the availability of tax credits in their own states or countries for taxes paid to such states.

In the event non-U.S. shareholders in the Funds are subject to state taxation of their distributive shares of Fund income and gains, such income may be exempt from state taxation to the extent it consists of interest on direct obligations of the U.S. See the SAI for more information concerning taxation of shareholders.



Summary of Partnership Agreements


Each Fund is a California limited partnership. The Government Fund and the High Yield Fund were organized on January 27, 1987 and the International Bond Fund was organized on September 4, 1986. As limited partnerships, the Funds are not required to hold annual meetings and do not intend to do so. Each Fund, however, will hold meetings of partners for such purposes as electing new or additional general partners, changing fundamental investment policies, approving an investment management agreement or a distribution plan and, at the request of shareholders owning 10% or more of the shares of a Fund, replacing its general partners. All shares of each Fund are of one class, have one vote and, when issued, are fully paid, nonassessable and redeemable. All shares of each Fund have equal voting, distribution and liquidation rights but have no subscription, preemptive or conversion rights. There is no cumulative voting.

The full text of the Partnership Agreement of each Fund is set forth in the SAI. The following statements summarize and explain certain provisions of each Partnership Agreement and are qualified in their entirety by the terms of each Fund's respective Partnership Agreement.

Voting Rights of Partners. Each Fund's shareholders have the voting, approval, consent or similar rights required under the federal securities laws for voting security holders. Shareholders of each Fund have the exclusive right to vote on matters affecting that Fund as set forth in the Partnership Agreement.

A meeting of the shareholders may be called by the Managing General Partners or by limited partners holding 10% or more of the outstanding shares. Shareholders on the record date of a meeting will be entitled to vote at that meeting if they are admitted as limited partners prior to the meeting date.

General Partners. The general partners of each Fund consist of a number of individuals, referred to as Managing General Partners, and one corporate general partner, referred to as the Non-Managing General Partner (together, the "General Partners"). The Managing General Partners have complete and exclusive control over the management, conduct and operation of each Fund.

The General Partners have been elected for an indefinite term by the shareholders of each Fund. If at any time the number of Managing General Partners is reduced to less than three, the remaining Managing General Partners shall, within 120 days, call a meeting for the purpose of electing an additional Managing General Partner(s) so as to restore their number to at least three. Each Partnership Agreement provides that the General Partners are not personally liable to any shareholder of the Fund for the repayment of any amounts standing in the account of any shareholder, and that any such payment shall be solely from the assets of each respective Fund, except liability incurred by reason of the General Partners' willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Each Partnership Agreement also provides that the General Partners will not be liable to any shareholder by reason of any failure to withhold income tax or any change in any federal or state tax laws applicable to the Fund or its shareholders as long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the shareholders. A General Partner is generally entitled to indemnification from each Fund against liabilities and expenses to which the General Partner may become subject in the capacity of a General Partner of that Fund, including any liability resulting from failure to withhold income tax or any change in applicable income tax laws, provided the General Partner has acted in good faith and for a purpose which such partner reasonably believed to be in the best interests of the Fund or its shareholders. Such indemnification is limited to the assets of that respective Fund.

Liability of Limited Partners. Generally, limited partners are not personally liable for obligations of the partnership of which they are shareholders unless they participate in the control of the partnership's activities. Under the terms of each Partnership Agreement, each Fund's limited partners do not have the right to participate in the control of the Fund's activities, but they may exercise the right to vote on matters affecting the basic structure of the Fund, including matters requiring shareholder approval under the federal securities laws.

Under California law, the liability of each limited partner (in the capacity of a limited partner) for the losses, debts and obligations of the Fund is generally limited to the partner's capital contribution (which is the price of such partner's shares net of all sales charges) and the partner's share of any undistributed income or assets of the Fund. A limited partner may, however, under certain circumstances, be required to return amounts previously distributed for the benefit of the Fund's creditors. Each Fund intends to include in its contracts a provision limiting the claims of creditors to the Fund's assets and may carry insurance in such amounts as the Managing General Partners, in their judgment, consider reasonable to cover potential liabilities of the Fund. In addition, the Partnership Agreement for each Fund provides for indemnification out of the Fund's property for any shareholder held personally liable for any obligation of the Fund. Each Partnership Agreement also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of liability as a limited partner is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above and in view of the character of the operations of each Fund as an investment company, the risk of personal liability to shareholders is extremely remote.

Admission of Limited Partners. In order to be admitted as a limited partner, a purchaser of shares is either required to complete a partnership subscription agreement, including a special power of attorney, in the form set forth in the Application, or to take action indicating acceptance thereof. Admission of a purchaser as a limited partner also requires the consent of the Managing General Partners and the addition of the purchaser to the Partnership List of the Fund. The Partnership List is a current list of all shareholders who are partners, their addresses and the amount of their contributions and current share ownership. The Managing General Partners of each Fund, while recognizing that they have the right to withhold their consent, have stated that they intend to give such consent as a matter of course to eligible shareholders and the Partnership List will be updated daily on each business day.

Prohibition of Assignment of Shares. A limited partner of any Fund does not have the right to voluntarily transfer or assign shares to any other person other than to secure a loan. In the event that any person who is holding shares as collateral becomes the owner of such shares due to foreclosure or otherwise, such person shall not have the right to be substituted as a limited partner but shall have the right (upon presentation of satisfactory evidence to the Managing General Partners of the right to succeed to the interests of the Limited Partner): (1) to redeem the shares and (2) to receive distributions with respect to such shares. Under limited circumstances, a successor in interest of a limited partner shall have the right to be substituted as a limited partner.

Term of Existence - Dissolution. Due to changes in U.S. tax laws which take effect as to the Funds at the end of 1997, the Managing General Partners voted to recommend that Shareholders approve the liquidation of the Funds. On April 18, 1997, Shareholders of the High Yield Fund approved the plan of liquidation , which is currently expected to occur on or before May 30, 1997. Under the plan proposed by the Managing General Partners, U.S. Shareholders will have the opportunity to exchange their shares into other U.S.-registered Franklin Templeton Funds. U.S. Shareholders who do not exchange shares into other Franklin Templeton Funds prior to the liquidation will receive the cash value of their shares at the time of the liquidation. Non-U.S. Shareholders will have the option to receive the value of their shares in cash or in interests of a pooled investment vehicle located outside the U.S. with investment and tax characteristics very similar to those of the Fund in which they are presently invested.

The Government Fund and the High Yield Fund will continue until December 31, 2050, and the International Bond Fund will continue until December 31, 2036 but shall be dissolved before such date if and when: (1) as currently proposed, the shareholders of a Fund approve the prior dissolution of the Fund; (2) a Fund disposes of all of its assets; (3) a General Partner withdraws and the remaining General Partners do not elect to continue the operations of the Partnership; or
(4) there are no remaining General Partners (unless the shareholders agree by unanimous vote to continue the Fund in circumstances where the last remaining General Partner was not removed by them, and new General Partners are promptly elected by the shareholders). Except by requiring a Fund to redeem outstanding shares as described under "How Do I Sell Shares?" limited partners have no right to the return of any part of their contributions to any Fund until dissolution of the Fund. Distributions by each Fund, whether upon redemption, dissolution or otherwise, will be in proportion to the number of outstanding shares held without regard to the dollar amount contributed to the Fund or the amount of any profits of the Fund received.

Other Provisions. Each Partnership Agreement also provides procedures for the pricing, purchase and redemption of shares of each Fund as described in this prospectus, as well as procedures relating to the giving of notices, the calling of meetings and the solicitation of shareholder consents. In addition, each Partnership Agreement contains provisions relating to the maintenance of books and records by each Fund, the allocation for U.S. tax purposes of items of income, gain, loss, deduction and credit, and the procedures by which amendments to a Partnership Agreement may be effected. Limited partners have the right to obtain current copies of the Partnership List, the Partnership Agreement and certain other records of each Fund of which they are shareholders for their personal use only. The Partnership List and other records of each Fund, although available to other limited partners upon request and to certain other persons in connection with Fund matters, are not matters of public record.

About Your Account

How Do I Buy Shares?

New accounts are no longer being opened for investors in the High Yield Fund, and except as provided below, additional investments by U.S. and non-U.S. Shareholders will no longer be accepted.

Until the liquidation of the High Yield Fund, which is expected to occur on or about May 30, 1997, an investor may purchase shares of the Fund:

1. To exercise the reinvestment privilege described in this prospectus, but only to purchase shares of the same class within 365 days of a redemption

2. To exchange from another Franklin Templeton Fund, provided a sales charge will not be incurred in the exchange

3. To complete a Letter of Intent

4. Through an existing automatic payroll deduction or automatic investment plan

5. For an IRA or similar tax-deferred account with an existing account in the Fund

Any investor who chooses to purchase shares under any of these options should carefully consider the effect which the liquidation of the High Yield Fund and the distribution of the High Yield Fund's assets will have upon the investor and on the shares being purchased.

Opening Your Account

To open your account, contact your investment representative or complete and sign the enclosed Application and return it to the Fund with your check.


                                MINIMUM
                             INVESTMENTS*

To Open Your Account             $2,500
To Add to Your Account           $  100


*We may refuse any order to buy shares.

Sales Charge Reductions and Waivers

- If you qualify to buy shares under one of the sales charge reduction or waiver categories described below, please include a written statement with each purchase order explaining which privilege applies. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

Quantity Discounts. The sales charge you pay depends on the dollar amount you invest, as shown in the table below.


                                      TOTAL SALES CHARGE     AMOUNT PAID
                                      AS A PERCENTAGE OF   TO DEALER AS A
AMOUNT OF PURCHASE                  OFFERING  NET AMOUNT    PERCENTAGE OF
AT OFFERING PRICE                     PRICE    INVESTED    OFFERING PRICE
------------------------------------------------------------------------

Under $100,000                          4.25%     4.44%       4.00%
$100,000 but less than $250,000         3.50%     3.63%       3.25%
$250,000 but less than $500,000         2.75%     2.83%       2.50%
$500,000 but less than $1,000,000       2.15%     2.20%       2.00%
$1,000,000 or more*                     None      None        None

*If you invest $1 million or more, a Contingent Deferred Sales Charge may be imposed on an early redemption. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases.

Cumulative Quantity Discounts. To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts.

Letter of Intent. You may buy shares at a reduced sales charge by completing the Letter of Intent section of the Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay.


By completing the Letter of Intent section of the Application, you acknowledge and agree to the following:


o You authorize Distributors to reserve 5% of your total intended purchase in Fund shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own.

We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

Group Purchases. If you are a member of a qualified group, you may buy Fund shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

o A qualified group is one that:

o Was formed at least six months ago,

o Has a purpose other than buying Fund shares at a discount,

o Has more than 10 members,

o Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

Sales Charge Waivers. The Fund's sales charges (front-end and contingent deferred) will not apply to certain purchases. For waiver category 1 below: (i) the distributions or payments must be reinvested within 365 days of their payment date, and (ii) Class II distributions may be reinvested in either Class I or Class II shares. Class I distributions may only be reinvested in Class I shares.

The Fund's sales charges will not apply if you are buying shares with money from the following sources:

 1. Dividend and capital gain distributions from any Franklin Templeton Fund or a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

 2. Redemptions from any Franklin Templeton Fund if you:

    o Originally paid a sales charge on the shares,

    o Reinvest the money within 365 days of the redemption date, and

    o Reinvest the money in the same class of shares.

    An exchange is not considered a redemption for this privilege. The Contingent Deferred Sales Charge will not be waived if the shares were subject to a Contingent Deferred Sales Charge when sold. We will credit your account in shares, at the current value, in proportion to the amount reinvested for any Contingent Deferred Sales Charge paid in connection with the earlier redemption, but a new Contingency Period will begin.

    If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

 3. Redemptions from other mutual funds - This waiver category is only effective with respect to purchases of Fund shares made prior to June 1, 1997.

    If you sold shares of a fund that is not a Franklin Templeton Fund within the past 60 days, you may invest the proceeds without any sales charge if
    (a) the investment objectives were similar to the Fund's, and (b) your shares in that fund were subject to any front-end or contingent deferred sales charges at the time of purchase. You must provide a copy of the statement showing your redemption, and purchase the Fund's shares prior to June 1, 1997.

The Fund's sales charges will also not apply to purchases by:

 4. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 5. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

6. Registered Securities Dealers and their affiliates, for their investment accounts only

 7. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 8. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies

9. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

10. Accounts managed by the Franklin Templeton Group

11. Certain unit investment trusts and their holders reinvesting distributions from the trusts

Other Payments to Securities Dealers

The payments described below may be made to Securities Dealers who initiate and are responsible for certain purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the Fund or its shareholders.

1. Purchases of $1 million or more - up to 0.75% of the amount invested.

2. Purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraph 1 above will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

For breakpoints that may apply and information on additional compensation payable to Securities Dealers in connection with the sale of Fund shares, please see "How Do I Buy, Sell and Exchange Shares? - Other Payments to Securities Dealers" in the SAI.


May I Exchange Shares for Shares of Another Fund?


Non-U.S. shareholders should note that income from other funds in the Franklin Templeton Funds may be subject to U.S. tax and withholding requirements and that frequent use of this exchange procedure, together with other trading activities, could cause them to be deemed to be engaged in a U.S. trade or business and therefore subject to U.S. taxation.



Non-U.S. shareholders may be subject to withholding on exchanges unless a Form W-8 (or substitute) is on file.


We offer a wide variety of funds. If you would like, you can move your investment from your Fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums.

METHOD                   STEPS TO FOLLOW
-------------------------------------------------------------------------------


By Mail               Send us written instructions signed by all account owners
-------------------------------------------------------------------------------

Through Your Dealer   Call your investment representative
-------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

Will Sales Charges Apply to My Exchange?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the Fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

Contingent Deferred Sales Charge. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund. For accounts with shares subject to a Contingent Deferred Sales Charge, shares are exchanged into the new fund in the order they were purchased. If you exchange shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. For more information about the Contingent Deferred Sales Charge, please see that section under "How Do I Sell Shares?"

Exchange Restrictions

Please be aware that the following restrictions apply to exchanges:

o You may only exchange shares within the same class, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a Fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. Please notify us in writing if you do not want this option to be available on your account. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you: (i) request an exchange out of the Fund within two weeks of an earlier exchange request, (ii) exchange shares out of the Fund more than twice in a calendar quarter, or (iii) exchange shares equal to at least $5 million, or more than 1% of the Fund's net assets. Shares under common ownership or control are combined for these limits. If you exchange shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt Fund performance and shareholders, we may refuse any exchange purchase if (i) we believe the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund.

Limited Exchanges Between Different Classes of Shares

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the Fund, such as "Advisor Class" or "Class Z" shares. Because the Fund does not currently offer an Advisor Class, you may exchange Advisor Class shares of any Franklin Templeton Fund for shares of the Fund at Net Asset Value. If you do so and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Fund shares for Advisor Class shares of that fund. Beginning on or about May 27, 1997, certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may also exchange their Class Z shares for shares of the Government Fund and the International Bond Fund at Net Asset Value.


How Do I Sell Shares?

You may sell (redeem) your shares at any time. Shareholders of the High Yield Fund may sell their shares at any time prior to the liquidation of the Fund, which is expected to occur on or about May 30, 1997.

METHOD                   STEPS TO FOLLOW
-------------------------------------------------------------------------------



By Mail 1.          Send us written instructions signed by all account owners.
                    If you would like your redemption proceeds wired to a bank account, your instructions should include:

                     o The name, address and telephone number of the bank where you want the proceeds sent

                     o Your bank account number

                     o The Federal Reserve ABA routing number

                     o If you are using a savings and loan or credit union, the name of the corresponding bank and the account number

                     2. Provide a signature guarantee if required

                     3. Corporate, partnership and trust accounts may need to
                        send additional documents. Accounts under court jurisdiction may have other requirements.
-------------------------------------------------------------------------------

By Phone            Call Shareholder Services.

                    If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                    Telephone requests will be accepted:

                    o If the request is $50,000 or less. Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                    o Unless the address on your account was changed by phone
                      within the last 15 days

                    - If you do not want the ability to redeem by phone to
                      apply to your account, please let us know.
-------------------------------------------------------------------------------

Through Your Dealer  Call your investment representative
-------------------------------------------------------------------------------
We will send your redemption check within seven days after we receive your request in proper form. If you would like the check to be sent to an address other than the address of record or to be made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee.

We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the next business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds for up to 15 days or more to allow the check or draft to clear. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.


Contingent Deferred Sales Charge


If you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated dollar amount, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated number of shares, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

Waivers. We waive the Contingent Deferred Sales Charge for:

o Exchanges

o Account fees

o Sales of shares purchased pursuant to a sales charge waiver

o Redemptions by the Fund when an account falls below the minimum required account size

o Redemptions following the death of the shareholder or beneficial owner

o Redemptions through a systematic withdrawal plan set up before February 1,
1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge.


What Distributions Might I Receive from the Fund?


A proportionate share of each Fund's net investment income is allocated to shareholders daily and distributed monthly on or about the last business day of that month. The amount of distributions may vary from month to month and is not guaranteed in any way. Daily allocation of net investment income will begin on the day after the Fund receives your money or settlement of a wire order trade and will continue to accrue through the day of receipt of your redemption request or the settlement of a wire order trade.

Increases and decreases in the value of a Fund's portfolio securities are reflected in the value of your shares in the Fund without regard to whether the increases or decreases have been realized through a sale or other disposition of the securities. Net capital gains (or losses) realized by each Fund on transactions in their respective portfolio securities are allocated among the shareholders for tax purposes in accordance with the tax allocation methods described below.

Net capital gains and losses realized by a Fund on transactions in its investment portfolio are allocated among the shareholders of a Fund under a formula designed generally to allocate realized gains to shareholders to whom net unrealized gains have been credited previously and to allocate realized losses to shareholders to whom net unrealized losses have been debited previously. Realized gains or losses in excess of the amounts allocated under the formula are allocated among all shareholders in proportion to the number of shares owned on the day the gain or loss is realized. Since Treasury regulations do not specify a particular method of allocating gains and losses for tax purposes in these circumstances, it is possible that the IRS could challenge the Funds' method of allocating capital gains and losses.

All distributions are authorized by the Managing General Partners who, at any time, have the right to modify the amount of the distributions to reflect each Fund's financial situation. See the SAI for more information.

After each calendar year, each Fund is required to send you (regardless of whether you are or are not a U.S. taxpayer) a U.S. Federal and State of California tax form (Form K-1) which identifies your share of net income, gains and losses for the taxable year and (for non-U.S. taxpayers) a U.S. Federal Form 1042S. Copies of these forms will be filed with the IRS and the California Franchise Tax Board.

Distribution Options

You may receive your distributions from the Fund in any of these ways:

1. Buy additional shares of the Fund - You may buy additional shares of the Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.


2. Buy shares of other Franklin Templeton Funds - You may direct your distributions to buy the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. Receive distributions in cash - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers" under "Services to Help You Manage Your Account."

To select one of these options, please complete sections 1 and 8 of the Application included with this prospectus or tell your investment representative which option you prefer. If you do not select an option, we will automatically reinvest dividend and capital gain distributions in the Fund. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the reinvestment date for us to process the new option.


Transaction Procedures and Special Requirements

How and When Shares are Priced

The Fund is open for business each day the NYSE is open. We determine the Net Asset Value per share as of the scheduled close of the NYSE, generally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price of the Fund in many newspapers.

To calculate Net Asset Value per share the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

The Price We Use When You Buy or Sell Shares

You buy shares at the Offering Price, unless you qualify to buy shares at a reduced sales charge or with no sales charge. The Offering Price is based on the Net Asset Value per share and includes the maximum sales charge. We calculate it to two decimal places using standard rounding criteria. You sell shares at Net Asset Value.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the Fund.

Proper Form

An order to buy shares is in proper form when we receive your signed Application and check. Written requests to sell or exchange shares are in proper form when we receive written instructions signed by all registered owners, with a signature guarantee if necessary.

Written Instructions

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o Your name,

o The Fund's name,

o A description of the request,

o For exchanges, the name of the fund you're exchanging into,

o Your account number,

o The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

Signature Guarantees

For our mutual protection, we require a signature guarantee in the following situations:

1) You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4) We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A notarized signature is not sufficient.

Share Certificates

We will credit your shares to your Fund account. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.


Telephone Transactions


You may initiate many transactions by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We will also record calls. We will not be liable for following instructions communicated by telephone if we reasonably believe they are genuine. For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss.

If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus. If you are unable to execute a transaction by telephone, we will not be liable for any loss.

Account Registrations and Required Documents

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

Joint Ownership. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, all owners must sign instructions to process transactions and changes to the account. Even if the law in your state says otherwise, we cannot accept instructions to change owners on the account unless all owners agree in writing. If you would like another person or owner to sign for you, please send us a current power of attorney.

Gifts and Transfers to Minors. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

Trusts. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

Required Documents. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

TYPE OF ACCOUNT  DOCUMENTS REQUIRED
------------------------------------------------------------------------------


Corporation      Corporate Resolution
------------------------------------------------------------------------------

Partnership      1. The pages from the partnership agreement that identify
                    the general partners, or

                 2. A certification for a partnership agreement
------------------------------------------------------------------------------

Trust            1. The pages from the trust document that identify the
                    trustees, or

                 2. A certification for trust
------------------------------------------------------------------------------

Street or Nominee Accounts. If you have Fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

Electronic Instructions. If there is a Securities Dealer or other representative of record on your account, we are authorized to use and execute electronic instructions. We will accept electronic instructions directly from your dealer or representative without further inquiry. Electronic instructions may be processed through the services of the NSCC, which currently include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems, or through Franklin/Templeton's PCTrades II(TM) System.

Keeping Your Account Open

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $2,000. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $2,500.


Services to Help You Manage Your Account

Automatic Investment Plan

Our automatic investment plan offers a convenient way to invest in the Fund. Under the plan, you can have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

Automatic Payroll Deduction

You may have money transferred from your paycheck to the Fund to buy additional shares. Your investments will continue automatically until you instruct the Fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

Systematic Withdrawal Plan

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the Application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us in writing at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

Electronic Fund Transfers

You may choose to have dividend and capital gain distributions from the Fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TeleFACTS(R)

From a touch-tone phone, you may call our TeleFACTS system (day or night) at 1-800/247-1753 to:

o obtain information about your account;

o obtain price and performance information about any Franklin Templeton Fund;

o exchange shares between identically registered Franklin accounts; and

o request duplicate statements and deposit slips for Franklin accounts.

You will need the Fund's code number to use TeleFACTS. The code numbers for the Fund are:

FUND NAME                    CODE NUMBER

Government Fund                   155
High Yield Fund                   156
International Bond Fund           154


Statements and Reports to Shareholders

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. Please verify the accuracy of your statements when you receive them.

o Financial reports of the Fund will be sent every six months. To reduce Fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the Fund's financial reports.

Institutional Accounts

Additional methods of buying, selling or exchanging shares of the Fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

Availability of These Services

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the Fund may not be able to offer these services directly to you. Please contact your investment representative.


What If I Have Questions About My Account?


If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The Fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.



                                             HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME           TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
-------------------------------------------------------------------------------

Shareholder Services      1-800/632-2301     5:30 a.m. to 5:00 p.m.
Dealer Services           1-800/524-4040     5:30 a.m. to 5:00 p.m.
Fund Information          1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Plans          1-800/527-2020     5:30 a.m. to 5:00 p.m.
Institutional Services    1-800/321-8563     6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)    1-800/851-0637     5:30 a.m. to 5:00 p.m.


Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.


GLOSSARY


USEFUL TERMS AND DEFINITIONS



ADVISERS - Franklin Advisers, Inc., the Fund's investment manager

BOARD - The Board of Managing General Partners of the Fund

CD - Certificate of deposit

CLASS I AND CLASS II - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - The 12 month period during which a Contingent Deferred Sales Charge may apply. Regardless of when during the month you purchased shares, they will age one month on the last day of that month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Managing General Partners."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy shares of the Fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

LIMITED PARTNERS - Purchasers of shares of limited partnerships of the Fund

MANAGING GENERAL PARTNERS - The individuals authorized under the Agreement of Limited Partnership to oversee the management, conduct and operation of the Fund

MARKET TIMERS - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the 4.25% sales charge.


RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information


S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.


SHAREHOLDERS - Limited partners


TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TICI - Templeton Investment Counsel, Inc., the International Bond Fund's sub-advisor

U.S. - United States

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.


APPENDIX

Description of Ratings

Corporate Bond Ratings

Moody's


Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds rated A possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating may also reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.




FRANKLIN PARTNERS FUNDS(R)

FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND
FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 1997


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777 1-800/DIAL BEN

TABLE OF CONTENTS


What are the Fund's Potential Risks?.........................
Investment Restrictions......................................
Officers and Managing General Partners.......................
Investment Management and Other Services.....................
How does the Fund Buy Securities for its Portfolio?..........
How Do I Buy, Sell and Exchange Shares?......................
How are Fund Shares Valued?..................................
Additional Information on Distributions and Taxes............
The Fund's Underwriter.......................................
How does the Fund Measure Performance?.......................
Miscellaneous Information....................................
Financial Statements.........................................
Useful Terms and Definitions.................................
Franklin Tax-Advantaged U.S. Government Securities
 Fund Amended and Restated Agreement of Limited Partnership.. Franklin Tax-Advantaged High Yield Securities Fund
 Amended and Restated Agreement of Limited Partnership.......
Franklin Tax-Advantaged International Bond Fund
 Amended and Restated Agreement of Limited Partnership.......

-----------------------------------------------------------------------------
      When reading this SAI, you will see certain terms beginning with capital letters. This means the term is explained under "Useful Terms and Definitions."
-----------------------------------------------------------------------------

     The Franklin Partners Funds(R) (collectively or separately, the "Fund" or "Funds") consist of three separate and distinct funds: Franklin Tax-Advantaged U.S. Government Securities Fund (the "Government Fund"), Franklin Tax-Advantaged High Yield Securities Fund (the "High Yield Fund"), and Franklin Tax-Advantaged International Bond Fund (the "International Bond Fund"), each a California limited partnership. Each Fund is a diversified, open-end management investment company. The Government Fund's investment objective is current income through investment in a portfolio limited to securities that are obligations of the U.S. government, its agencies or instrumentalities. The High Yield Fund's principal investment objective is to earn a high level of current income. As a secondary objective, the High Yield Fund seeks capital appreciation to the maximum extent possible, consistent with its principal objective. The primary investment objective of the International Bond Fund is to seek current income by investing in readily marketable bonds and debentures of non-U.S. issuers and foreign currency denominated bonds and debentures of U.S. issuers.

The Prospectus, dated May 1, 1997, as may be amended from time to time, contains the basic information you should know before investing in the Fund. For a free copy, call 1-800/DIAL BEN or write the Fund at the address shown.

THIS SAI IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

--------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
--------------------------------------------------------------------------------
    ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
--------------------------------------------------------------------------------
    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

WHAT ARE THE FUND'S POTENTIAL RISKS?

SECURITIES OF NON-U.S. ISSUERS. The Government Fund will not acquire the securities of non-U.S. issuers under any circumstances. The High Yield Fund and the International Bond Fund will not acquire outside of U.S. the securities of non-U.S. issuers under circumstances where, at the time of acquisition, such Funds have reason to believe that they could not resell the securities in a public market. (Shareholders should recognize, however, that securities of non-U.S. issuers are often bought or sold with less frequency and volume, and therefore may have greater price volatility than is the case with many U.S. securities.) Notwithstanding the fact that these Funds intend to acquire the securities of non-U.S. issuers only where there are public markets, investments by the Funds in the securities of such issuers may be considered as tending to increase the risks with respect to the liquidity of the Funds' portfolios and their ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Funds had a substantial portion of their assets invested or should relations between the U.S. and other countries deteriorate markedly.


The interest payable on the securities of non-U.S. issuers held by the High Yield Fund and the International Bond Fund may be subject to withholding taxes in countries other than the U.S. and, while individual shareholders may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such tax payments, the general effect of these taxes will be to reduce the Funds' income. In addition, the expense ratio of the High Yield Fund and the International Bond Fund may be slightly higher than the expenses of the Government Fund due to special costs associated with maintaining custody of foreign securities, the higher commission rates charged on many foreign exchanges, and other factors.

SPECIAL CONSIDERATIONS RELATING TO FOREIGN EXCHANGE. The value in U.S. dollars of the assets of the High Yield Fund and the International Bond Fund invested in securities of non-U.S. issuers may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations, and each Fund may incur costs in connection with conversions between various currencies. The Funds may conduct their currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in a particular currency exchange market or through forward foreign currency exchange contracts and currency futures contracts entered into for hedging purposes as explained below.


HEDGING AND FOREIGN CURRENCY TRANSACTIONS. The High Yield Fund and the International Bond Fund may engage in the following strategies to hedge their portfolios against risk associated with currency fluctuations. Use of these strategies may be limited by requirements of the Funds to purchase and hold their securities for long-term investment and to meet other tax requirements imposed by the Internal Revenue Code and U.S. Treasury regulations. These strategies include the use of currency options, currency futures, options on such futures and forward foreign currency exchange contracts. Transactions in forward contracts, options and futures are generally considered "derivative securities." While such strategies' intention would be to reduce the volatility of the Net Asset Value of the Funds' shares, the Funds' Net Asset Value would still fluctuate and no assurance could be given of the effectiveness of such transactions. Hedging against currency fluctuations does not eliminate price fluctuations in the hedged securities that are attributable to interest rate changes and other factors.


The use of futures and options transactions involves the risk of imperfect correlation in movements in the price of these contracts and movements in the price of the securities and currencies which are the subject of the hedge, as well as imperfect correlation due to the difference in maturities of the hedged position. If the price of the contract moves more or less than the price of the security or currency, the Funds will experience a gain or loss which will not be completely offset by movements in the price of the securities which are the subject of the hedge. These strategies also involve the risk that the Funds may not be able to close an option or futures position, or that the Funds could lose their margin deposit or collateral in the event of bankruptcy of the broker with whom they have an open position.

Although certain risks are involved in forward foreign currency exchange contracts, currency options, currency futures and options on such futures, the Funds' investment manager believes that, because the Funds will only engage in these transactions for hedging purposes, the use of these strategies will not subject the Funds to the risks frequently associated with the speculative use of forward contracts, options and futures transactions. Moreover, the High Yield Fund and the International Bond Fund may not buy or sell foreign currency futures or options on such futures if the sum of the initial margin deposits on all of the Funds' futures positions and the premiums paid for related options would exceed 5% of a Fund's total assets. Each Fund is also required to maintain in a segregated account cash and high quality liquid debt securities in an amount equal to the currency to be purchased by the Fund under a forward, futures or option on a futures contract providing for such purchase.

Foreign exchange gains and gains realized by each Fund from its hedging activities may be subject to U.S. tax and withholding requirements.

The following is a description of the hedging instruments the High Yield Fund and the International Bond Fund may utilize with respect to foreign currency exchange rate fluctuation risks.

A forward foreign currency exchange contract involves an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are individually negotiated and privately traded directly between currency traders (usually large commercial banks) and their customers. The High Yield Fund and the International Bond Fund are authorized to deal in forward contracts with respect to the currencies in which their portfolio securities are (or will be) denominated as a hedge against contractual agreements to buy or sell a specified security at a specified future date (up to one year) and price at the time of the contract. Each Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the forward purchase or sale of currency with respect to receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities denominated in a particular currency. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in such currency. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of the securities decline. These transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the High Yield Fund or the International Bond Fund to hedge against a devaluation that is so generally anticipated that neither Fund is able to contract to sell the currency at a price above the devaluation level it anticipates.

Listed currency options give the buyer of such options the right to buy or sell a particular currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) issued by a clearing corporation and have standardized strike prices and expiration dates. By way of illustration, a Fund may use currency options to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In such circumstances, the Fund may buy a currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring the put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a "straddle"). By selling the call option in this illustration, the Fund relinquishes the opportunity to profit from increases in the relative value of the yen to the dollar.

Each Fund will cover currency call options that it has written by maintaining in a segregated account cash or securities denominated in the currency that is the subject of the call option, in an amount equal to the value of the optioned currency. The High Yield Fund and the International Bond Fund will cover currency put options they have written by maintaining in a segregated account cash or high quality liquid debt securities in an amount equal to the value of currency that the Fund is required to buy under the put option. The exchanges on which options on currencies are traded have generally established limitations governing the maximum number of call or put options on the same underlying currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Funds' investment manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the portfolio of either the High Yield Fund or the International Bond Fund.

Currency futures are standardized contracts traded on commodities exchanges. They involve an obligation to buy or sell a predetermined amount of currency at a predetermined date and at a specified price. The High Yield Fund and the International Bond Fund would incur brokerage costs and would be required to make and maintain "margin" deposits in connection with transactions in futures contracts, as described below. The Funds would also be required to segregate assets to cover futures contracts requiring the purchase of foreign currencies. Options on currency futures entitle the Funds to assume a position in an underlying currency futures contract. Futures contracts and options for futures contracts are traded on boards of trades or futures exchanges regulated by the Commodity Futures Trading Commission, a U.S. government agency.


At the time a futures contract or related futures option transaction is entered into, cash or U.S. government securities equal to the market value of the Fund's obligation under the contract or option transaction (less any related margin deposits) is deposited in a segregated account with the Fund's custodian bank to collateralize the position and thereby ensure that such position is unleveraged. The segregated account is marked-to-market daily. The Funds will not engage in such hedging transactions if the sum of the initial margin deposits on all of the Fund's futures positions and premiums paid for related futures options would exceed 5% of the Fund's total assets.


Neither the High Yield Fund nor the International Bond Fund will speculate in forward foreign currency exchange contracts, currency options, currency futures or options on such futures and will engage in transactions in such contracts and options solely for the purpose of hedging against currency risk, as described herein. Accordingly, the aggregate value of the currency that is the subject of such contracts and options will not exceed the market value of the securities either Fund owns and that are denominated in such currency, or the expected acquisition price of securities that either Fund has committed or anticipates to buy and that are denominated in such currency. In the case of securities that have been sold by the High Yield Fund or the International Bond Fund but not yet delivered, the aggregate value of the currency which is the subject of such contracts and options will not exceed the proceeds of the sale denominated in such currency. The Funds intend to enter into options and futures transactions only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an option or futures position.


The High Yield Fund and the International Bond Fund may also, for hedging purposes, purchase currencies in the form of bank deposits as well as other non-U.S. dollar denominated money market instruments, including, but not limited to bankers' acceptances, CDs, commercial paper, short-term government and corporate obligations and repurchase agreements. Each Fund's dealing in foreign exchange transactions will be limited to the transactions described above and may be further limited by tax restrictions. Neither Fund is required to enter into such transactions with regard to its positions and transactions in the securities of non-U.S. issuers, and will not do so unless deemed appropriate by each Fund's investment manager. In addition, while these transactions may minimize the risk to the value of each Fund's portfolio securities resulting from adverse currency movements with respect to the U.S. dollar, they do not eliminate fluctuations in the underlying prices of the securities. These transactions may limit potential gain from a favorable change in the relationship between the U.S. dollar and other currencies. Unanticipated changes in currency exchange rates may result in poorer overall performance for the High Yield Fund and the International Bond Fund than if they had not engaged in the foreign exchange transactions.


PORTFOLIO TURNOVER. It is intended that portfolio changes in each Fund will be made as infrequently as possible. These changes will be based on market and economic factors generally, and special considerations affecting any particular security, such as the limitation of loss or realization of price appreciation at a time believed to be opportune. Subject to the policy of each Fund not to buy or sell securities for trading purposes and certain tax restrictions, however, changes in particular portfolio holdings may be made if a security has reached its anticipated level of performance or when required for operational or other reasons. The sale of securities held for relatively short periods and reinvestment of the proceeds will result in increased brokerage and transaction costs to the Funds.

INVESTMENT RESTRICTIONS


The Funds have adopted the following restrictions as fundamental policies. These restrictions may not be changed without the approval of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, this means the approval of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy, whichever is less.


THE GOVERNMENT FUND AND THE HIGH YIELD FUND MAY NOT:


1. Borrow money or mortgage or pledge any of the assets of the Fund, except that each Fund may borrow from banks for temporary or emergency purposes in an amount up to 5% of its total asset value.


2. Buy any securities on "margin" or sell any securities "short."

3. Lend any funds or other assets, except by the purchase of publicly distributed bonds, debentures, notes or other debt securities and except that both Funds may enter into repurchase agreements.

4. Act as underwriter of securities issued by other persons except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Invest more than 5% of the value of its gross assets in the securities of any one issuer, except that this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

6. Purchase the securities of any issuer, if, as a result, a Fund would own more than 10% of any class of the outstanding voting securities of such issuer.

7. Purchase from or sell to its officers and general partners, or any firm of which any officer or general partner is a member, as principal, any securities, except that a Fund may deal with such persons or firms as brokers and pay a customary brokerage commission; retain securities of any issuer, if to the knowledge of a Fund, one or more of its officers, general partners or investment advisor own beneficially more than one-half of 1% of the securities of such issuer and all such officers and general partners together own beneficially more than 5% of such securities.


8. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation.


9. Acquire, lease or hold real estate (except such as may be necessary or advisable for the maintenance of its offices) or interests in oil, gas or other mineral exploration or development programs (does not preclude investment in marketable securities of companies engaged in such activities, provided that such securities do not constitute "U.S. real property interests" for U.S. federal income tax purposes).

10. Invest in commodities and commodity contracts, puts, calls, straddles, spreads or any combination thereof. (Does not preclude authorized transactions in foreign currencies.)

11. Invest in companies for the purpose of exercising control or management.

12. Concentrate more than 25% of the market value of its assets in the securities of companies engaged in any one industry (does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities).

13. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit a Fund from (a) making any permitted borrowing, mortgages or pledges, or (b) entering into repurchase transactions. This is not a fundamental policy of the Funds and may be changed by the Funds' managing general partners without shareholder approval.

14. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

15. Invest more than 10% of its assets in securities with legal or contractual restrictions or which are not readily marketable (except for permissible transactions in repurchase agreements).

In addition to the Government Fund and the High Yield Fund's fundamental policies, it is their present policy not to buy any securities issued by a corporation that has not been in continuous operation for three years, but such period may include the operation of a predecessor. This is not a fundamental policy and may be changed by a Fund's managing general partners without shareholder approval.

THE INTERNATIONAL BOND FUND MAY NOT:

1. With respect to at least 75% of its total assets, invest in the securities of any one issuer (other than the U.S. government and its agencies and instrumentalities), if immediately after and as a result of such investment (a) more than 5% of the total assets of the Fund would be invested in such issuer or
(b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund.

2. Make loans to others, except through the purchase of debt securities in accordance with its investment objectives and policies or to the extent the entry into a repurchase agreement is deemed to be a loan.

3. (a) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 25% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

     (b) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

4. Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Does not preclude permissible foreign currency hedging transactions.)

5. Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities to the extent such securities do not constitute U.S. real property interests for U.S. federal income tax purposes.)

6. Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the managing general partners or officers of the Fund or its investment advisor own beneficially more than 1/2 of 1%, and such managing general partners or officers holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

7. Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation. This is not a fundamental policy and may be changed by the Fund's managing general partners without prior shareholder approval.

8. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options. (Does not preclude transactions in foreign exchange for hedging purposes, including forward foreign exchange transactions, the purchase or sale of foreign currency options, foreign currency futures transactions and the purchase or sale of options on foreign currency futures, or transactions in foreign exchange in connection with the investment of cash balances held outside of the U.S.)

9. Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

10. Invest in any issuer for purposes of exercising control or management.

11. Concentrate more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. government, its agencies or instrumentalities.)

12. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.


There are no restrictions or limitations on investments in obligations of the U.S. government, or of corporations chartered by Congress as federal government instrumentalities for any of the Funds. The underlying assets of each Fund may be retained in cash, including cash equivalents which are Treasury bills, commercial paper and short-term bank obligations such as CDs, bankers' acceptances and repurchase agreements, subject to certain tax restrictions. It is intended, however, that only so much of the underlying assets of each Fund be retained in cash as is deemed necessary for normal operation of such Fund. Each Fund may invest in securities that cannot be offered to the public for sale without first being registered under the Securities Act of 1933 ("restricted securities"), or in other securities which, in the opinion of the managing general partners, may be otherwise illiquid.

If a percentage restriction is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities or the amount of assets will not be considered a violation of any of the foregoing restrictions.


OFFICERS AND MANAGING GENERAL PARTNERS


The Board of each Fund has the responsibility for the overall management of that Fund, including general supervision and review of its investment activities. The Board, in turn, elects the officers of each Fund who are responsible for administering each Fund's day-to-day operations. The affiliations of the officers and Board members each Fund and their principal occupations for the past five years are shown below. Members of the Board who are considered "interested persons" of a Fund under the 1940 Act are indicated by an asterisk (*).

                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE FUND              DURING THE PAST FIVE
                                                      YEARS

Frank H. Abbott, III (75)
1045 Sansome St.
San Francisco, CA 94111

Managing General Partner

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 32 of the investment companies in the Franklin Templeton Group of Funds.

Harris J. Ashton (64)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Managing General Partner

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods (a meat packing company); and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (64)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Managing General Partner


Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.


David W. Garbellano (82)
111 New Montgomery St., #402
San Francisco, CA 94105

Managing General Partner

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Templeton Group of Funds.

*Charles B. Johnson (64)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Managing General Partner

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Charles E. Johnson (40)
500 East Broward Blvd.
Fort Lauderdale, FL 33394-3091

Managing General Partner

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment Advisory Services, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (56)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Managing General Partner

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Senior Vice President and Director, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 61 of the investment companies in the Franklin Templeton Group of Funds.

Gordon S. Macklin (68)
8212 Burning Tree Road
Bethesda, MD 20817

Managing General Partner

Chairman, White River Corporation (information and financial services); Director, Fund American Enterprises Holdings, Inc.(financial services), MCI Communications Corporation, CCC Information Services Group, Inc. (information services), MedImmune, Inc. (biotechnology), Source One Mortgage Services Corporation (financial services), Shoppers Express (home shopping), Spacehab, Inc. (aerospace services); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; formerly Chairman, Hambrecht and Quist Group (venture capital and investment banking); Director, H & Q Healthcare Investors (investment trust); and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (52)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc. and Franklin Templeton Services, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Martin L. Flanagan (36)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; President, Franklin Templeton Services, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; Treasurer, Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; officer of most of the other subsidiaries of Franklin Resources, Inc.; and officer, director and/or trustee of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (48)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc., Franklin Advisory Services, Inc. and Franklin Investment Advisory Services, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 38 of the investment companies in the Franklin Templeton Group of Funds.

Edward V. McVey (59)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 33 of the investment companies in the Franklin Templeton Group of Funds.

R. Martin Wiskemann (70)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President, Treasurer and Director, ILA Financial Services, Inc.; and officer and/or director, as the case may be, of 21 of the investment companies in the Franklin Templeton Group of Funds.

The table above shows the officers and Board members who are affiliated with Distributors and Advisers. Nonaffiliated members of the Boards of the Government Fund and the High Yield Fund are currently paid $150 per quarter plus $150 per meeting attended by each Fund. Nonaffiliated members of the Board of the International Bond Fund are not currently, but may in the future be, paid fees. As shown above, some of the nonaffiliated Board members also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds. They may receive fees for their services. The following table indicates the total fees paid to nonaffiliated Board members by the Government Fund, the High Yield Fund, and by other funds in the Franklin Templeton Group of Funds.

                    TOTAL FEES TOTAL FEES   TOTAL FEES       NUMBER OF BOARDS
                     RECEIVED   RECEIVED     RECEIVED         IN THE  FRANKLIN
                     FROM THE   FROM THE     FROM THE        TEMPLETON GROUP OF
                   GOVERNMENT  HIGH YIELD FRANKLIN TEMPLETON  FUNDS ON WHICH
NAME                  FUND*      FUND*     GROUP OF FUNDS**     EACH SERVES***
Frank H. Abbott, III  $1,200      $1,200     $165,236           32
Harris J. Ashton      $1,200      $1,200     $343,591           56
S. Joseph Fortunato   $1,200      $1,200     $360,411           58
David W. Garbellano   $1,200      $1,200     $148,916           31
Gordon S. Macklin     $1,200      $1,200     $335,541           53

*For the fiscal year ended December 31, 1996.

**For the calendar year ended December 31, 1996.

***We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 62 registered investment companies, with approximately 170 U.S. based funds or series.

Nonaffiliated members of the Board are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or Board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Funds or other funds in the Franklin Templeton Group of Funds. Certain officers or Board members who are shareholders of Resources may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of April 2, 1997, the officers and Board members, as a group, together with Franklin Partners, Inc. as the Non-Managing General Partner, owned of record and beneficially approximately 520,681 or 1.8% of the total outstanding shares of the Government Fund, 457,707 or 1.2% of the outstanding shares of the High Yield Fund and 40,241 or 1.7% of the total outstanding shares of the International Bond Fund. Officers and Board members, as a group, owned of record and beneficially approximately 99 shares of the Government Fund, 130 shares of the High Yield Fund, and 36 shares of the International Bond Fund, or less than 1% of each Fund's outstanding shares. Many of the Funds' managing general partners also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.]


INVESTMENT MANAGEMENT AND OTHER SERVICES

INVESTMENT MANAGER AND SERVICES PROVIDED. Each Fund's investment manager is Advisers. Advisers provides investment research and portfolio management services, including the selection of securities for each Fund to buy, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. Advisers' activities are subject to the review and supervision of each Fund's Board to whom Advisers renders periodic reports of the Fund's investment activities. Advisers and its officers, directors and employees are covered by fidelity insurance for the protection of each Fund.

Advisers and its affiliates act as investment manager to numerous other investment companies and accounts. Advisers may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by Advisers on behalf of the Fund. Similarly, with respect to the Fund, Advisers is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that Advisers and access persons, as defined by the 1940 Act, may buy or sell for its or their own account or for the accounts of any other fund. Advisers is not obligated to refrain from investing in securities held by the Fund or other funds that it manages. Of course, any transactions for the accounts of Advisers and other access persons will be made in compliance with the Fund's Code of Ethics. Please see "Miscellaneous Information Summary of Code of Ethics."

Under an agreement with Advisers, TICI is the International Bond Fund's sub-advisor. TICI provides Advisers with investment advice and assistance.

MANAGEMENT FEES. Under their management agreements, each Fund pays Advisers a management equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of each Fund; 1/24 of 1% (approximately 1/2 of 1% per year) of net assets of each Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of each Fund in excess of $250 million. The fee is computed at the close of business on the last business day of each month. Under the sub-advisory agreement, Advisers pays TICI, a sub-advisory fee, in U.S. dollars, equal to a rate of 1/2 of 5/96 of 1% of the value of the International Bond Fund's net assets up to and including $100,000,000; 1/2 of 1/24 of 1% of the value of the International Bond Fund's net assets over $100,000,000 up to and including $250,000,000; and 1/2 of 9/240 of 1% of the value of the International Bond Fund's net assets in excess of $250,000,000. This fee is not a separate expense of the Fund but is paid by Advisers from the management fees it receives from the Fund.

For fiscal years ended December 31, 1994, 1995 and 1996, the High Yield Fund paid $481,741, $678,079 and $1,340,712 in management fees and the Government Fund paid $2,608,074, $2,173,657 and $1,910,739 for the respective years.

For the fiscal years ended December 31, 1994, 1995 and 1996, management fees for the International Bond Fund, before any advance waiver totaled $141,108, $151,345 and $191,900, respectively. Under an agreement by Advisers to limit its fees, the International Bond Fund paid management fees totaling $10,234 and $136,210, for the years ending December 31, 1995 and 1996. The International Bond Fund paid no management fees for the fiscal year ended December 31, 1994. Advisers paid no sub-advisory fees to TICI for the fiscal years ended December 31, 1994 and 1995. For the fiscal year ended December 31, 1996, Advisers paid TICI sub-advisory fees of $ 43,695.

MANAGEMENT AGREEMENTS. The management agreements and sub-advisory agreement are in effect until February 28, 1998. They may continue in effect for successive annual periods if their continuance is specifically approved at least annually by a vote of each Fund's Board or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of each Fund's Board members who are not parties to the management or sub-advisory agreements or interested persons of any such party (other than as members of each Fund's Board), cast in person at a meeting called for that purpose. Each management agreement may be terminated without penalty at any time by the Board of such Fund or by a vote of the holders of a majority of each Fund's outstanding voting securities, or by Advisers on 60 days' written notice, and will automatically terminate in the event of their assignment, as defined in the 1940 Act. The sub-advisory agreement may be terminated without penalty at any time by the Board or by vote of the holders of a majority of the International Bond Fund's outstanding voting securities, or by either Advisers or TICI on not less than 60 days' written notice, and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the Fund. These include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. FT Services is a wholly owned subsidiary of Resources. Under its administration agreement, Advisers pays FT Services a monthly administration fee equal to an annual rate of 0.15% of the Fund's average daily net assets up to $200 million, 0.135% of average daily net assets over $200 million up to $700 million, 0.10% of average daily net assets over $700 million up to $1.2 billion, and 0.075% of average daily net assets over $1.2 billion. The fee is paid by Advisers. It is not a separate expense of the Fund.

SHAREHOLDER SERVICING AGENT. Investor Services, a wholly owned subsidiary of Resources, is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, New York, 10286, acts as custodian of the securities and other assets of the Fund. The custodian does not participate in decisions relating to the purchase and sale of portfolio securities.

AUDITORS. Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended December 31, 1996, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1996.

HOW DOES THE FUND BUY SECURITIES FOR ITS PORTFOLIO?

Advisers selects brokers and dealers to execute each Fund's portfolio transactions in accordance with criteria set forth in the management agreements and any directions which each Fund's Board may give.

When placing a portfolio transaction, Advisers seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid by a Fund is negotiated between Advisers and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. Advisers will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

Advisers may pay certain brokers commissions that are higher than those another broker may charge, if Advisers determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or Advisers' overall responsibilities to client services over which it exercises investment discretion. The services that brokers may provide to Advisers include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, securities pricing information, and other information that provides lawful and appropriate assistance to Advisers in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to Advisers in carrying out its overall responsibilities to its clients.

Since most purchases by the Government Fund are principal transactions at net prices, the Government Fund incurs little or no brokerage costs. The Government Fund deals directly with the selling or buying principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by using the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. The Government Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services provided by the dealers in the execution of orders.

It is not possible to place a dollar value on the special executions or on the research services Advisers receives from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, Advisers and its affiliates may use this research and data in their investment advisory capacities with other clients. If each Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, may also be considered as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.

Because Distributors is a member of the NASD, it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Advisers will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of each Fund and one or more other investment companies or clients supervised by Advisers are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as each Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

During the past three fiscal years ended December 31, 1994, 1995, and 1996, the Funds paid no brokerage commissions. As of December 31, 1996, the Funds did not own securities of their regular broker-dealers.

HOW DO I BUY, SELL AND EXCHANGE SHARES?

ADDITIONAL INFORMATION ON BUYING SHARES

The Fund continuously offers its shares through Securities Dealers who have an agreement with Distributors. Securities Dealers may at times receive the entire sales charge. A Securities Dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended.

Securities laws of states where the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required by state law to register as Securities Dealers. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the table under "How Do I Buy Shares? - Quantity Discounts" in the Prospectus.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS         SALES CHARGE
Under $30,000                                 3%
$30,000 but less than $100,000                2%
$100,000 but less than $400,000               1%
$400,000 or more                              0%

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors may pay the following commissions, out of its own resources, to Securities Dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million to $2 million, plus 0.60% on sales over $2 million to $3 million, plus 0.50% on sales over $3 million to $50 million, plus 0.25% on sales over $50 million to $100 million, plus 0.15% on sales over $100 million. These breakpoints are reset every 12 months for purposes of additional purchases

Distributors and/or its affiliates provide financial support to various Securities Dealers that sell shares of the Franklin Templeton Group of Funds. This support is based primarily on the amount of sales of fund shares. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a Securities Dealer's sales and marketing efforts in the Franklin Templeton Group of Funds; a Securities Dealer's support of, and participation in, Distributors' marketing programs; a Securities Dealer's compensation programs for its registered representatives; and the extent of a Securities Dealer's marketing programs relating to the Franklin Templeton Group of Funds. Financial support to Securities Dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain Securities Dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the NASD's rules.

LETTER OF INTENT. You may qualify for a reduced sales charge when you buy Fund shares, as described in the Prospectus. At any time within 90 days after the first investment that you want to qualify for a reduced sales charge, you may file with the Fund a signed shareholder application with the Letter of Intent section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based on purchases in more than one Franklin Templeton Fund will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter is filed will be counted towards completion of the Letter, but they will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13 month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13 month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased (less redemptions) during the period. If you execute a Letter before a change in the sales charge structure of the Fund, you may complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in your name until you fulfill the Letter. This policy of reserving shares does not apply to certain retirement plans. If total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If total purchases, less redemptions, exceed the amount specified under the Letter and is an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the Securities Dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in Offering Price will be applied to the purchase of additional shares at the Offering Price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of the purchases had been made at a single time. Upon remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account before fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

ADDITIONAL INFORMATION ON EXCHANGING SHARES

If you request the exchange of the total value of your account, accrued but unpaid income distributions will be reinvested in the Fund at the Net Asset Value on the date of the exchange, and then the entire share balance will be exchanged into the new fund. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange is included in the tax section in this SAI and in the Prospectus.

If a substantial number of shareholders should, within a short period, sell their shares of the Fund under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment objective(s) exist immediately. This money will then be withdrawn from the short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that fifth business day. The sale of Fund shares to complete an exchange will be effected at Net Asset Value at the close of business on the day the request for exchange is received in proper form. Please see "May I Exchange Shares for Shares of Another Fund?" in the Prospectus.

ADDITIONAL INFORMATION ON SELLING SHARES

SYSTEMATIC WITHDRAWAL PLAN. There are no service charges for establishing or maintaining a systematic withdrawal plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the 25th day of the month in which a payment is scheduled. If the 25th falls on a weekend or holiday, we will process the redemption on the next business day.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will automatically discontinue a systematic withdrawal plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

THROUGH YOUR SECURITIES DEALER. If you sell shares through your Securities Dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from your dealer's failure to do so must be settled between you and your Securities Dealer.

REDEMPTIONS IN KIND. The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the Board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

GENERAL INFORMATION

If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at Net Asset Value until we receive new instructions.

If mail is returned as undeliverable or we are unable to locate you or verify your current mailing address, we may deduct the costs of our efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

SPECIAL SERVICES. Investor Services may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

Certain shareholder servicing agents may be authorized to accept your transaction request.

HOW ARE FUND SHARES VALUED?

We calculate the Net Asset Value per share of each Fund as of the scheduled close of the NYSE (generally 1:00 p.m. Pacific time) each day that the NYSE is open for trading. As of the date of this SAI, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by Advisers.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sale price on the relevant exchange before the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, options are valued within the range of the current closing bid and ask prices if the valuation is believed to fairly reflect the contract's market value.

Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business of the NYSE on each day that the NYSE is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every NYSE business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the NYSE and on which a Fund's Net Asset Value is not calculated. Thus, the calculation of the Funds' Net Asset Values does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events materially affecting the values of these foreign securities occur, the securities of these foreign securities, they will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before to the scheduled close of the NYSE. The value of these securities used in computing the Net Asset Value of a Fund's shares is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the scheduled close of the NYSE that will not be reflected in the computation of the Fund's Net Asset Value. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the Board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the Board, the Funds may utilize a pricing service, bank or Securities Dealer to perform any of the above described functions.

ADDITIONAL INFORMATION ON DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

As explained more fully in the following paragraphs, the daily allocation of income by each Fund will be in a "defined amount" equal to the daily distributable net investment income of such Fund for that day. The daily distributable net investment income for a particular day will be equal to the interest income for that day, less the daily expenses for that day. For the purpose of computing its book net income, each Fund will account for net investment income in accordance with generally accepted accounting principles (see "Significant Accounting Policies" in the Notes to the Financial Statements in the Funds' Annual Report to Shareholders).

TAXES

ADDITIONAL INFORMATION REGARDING U.S. TAX TREATMENT OF U.S. INVESTORS.

Your adjusted basis in your partnership interest in a Fund (i.e., your aggregate shares in the Fund) will generally be the aggregate prices paid for such shares (including sales charges), increased by the amounts of your distributive share of items of income and gain of the Fund and reduced, but not below zero, by the amounts of your distributive share of Fund losses and the amount of any cash distributions (including distributions upon redemption of shares) received by you. Subject to the limitations discussed below, you will generally be permitted to deduct your distributive share of Fund losses to the extent of your basis in your Fund shares. For purposes of the "passive activity loss" rules, your share of the Fund's income or loss will be treated as "portfolio" income or loss. Thus, income from the Fund may not be offset by losses from your "passive activities," and losses from the Fund will not reduce your income from "passive activities." Your share of certain expenses of the Fund will be treated as a "miscellaneous itemized deduction" and will be deductible only by you if you itemize deductions and only to the extent that your total miscellaneous itemized deductions from all sources exceed 2% of your adjusted gross income. If your adjusted gross income exceeds a specified amount, you must reduce the otherwise allowable itemized deductions by an amount equal to 3% of the excess adjusted gross income.


If you are a U.S. shareholder of a Fund, you will not be subject to federal income tax on cash distributions received in redemption of Fund shares to the extent such distributions do not exceed your adjusted basis in your Fund shares. Redemptions of shares may be subject to 31% backup withholding in the case of non-exempt U.S. shareholders who have failed to furnish the Fund with their correct taxpayer identification numbers on Form W-9.

Each item of partnership income or gain will retain its character for tax purposes when allocated to you.

TAX CONSEQUENCES OF BEING DEEMED ENGAGED IN A U.S. TRADE OR BUSINESS.

As stated in the Prospectus, each Fund believes that neither the Fund nor its non-U.S. shareholders solely by virtue of their investment in the Fund should be deemed to be engaged in a trade or business in the U.S. if the Fund adheres to its stated investment objectives, policies and restrictions and to certain guidelines and operating procedures concerning its investment activities. These opinions are based upon case law and other authorities in effect as of the date of this SAI. In the event this position is challenged, it is the intention of each Fund to contest the challenge. A final determination by a court of law, however, to the effect that a Fund is engaged in a U.S. trade or business would have material tax consequences for the Fund's shareholders. Such a determination would nullify the applicability of the "portfolio interest" exemption and cause all income of the Fund to be deemed to be effectively connected with such trade or business (including such "portfolio interest" and capital gains realized by the Fund or the shareholders) and therefore subject to U.S. federal income tax and U.S. tax withholding requirements.


THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement, Distributors acts as principal underwriter in a continuous public offering for Fund shares. The underwriting agreement will continue in effect for successive annual periods if its continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Board members who are not parties to the underwriting agreement or interested persons of any such party (other than as members of the Board), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of the distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.


In connection with the offering of the High Yield Fund's shares, aggregate underwriting commissions for the fiscal years ended 1994, 1995 and 1996 were $400,528, $550,638 and $749,557, respectively. After allowances to dealers, Distributors retained $24,102, $22,287 and $31,148 in net underwriting discounts and commissions and there were no fees received in connection with redemptions or repurchases of shares for the respective years. In connection with the offering of the Government Fund's shares, aggregate underwriting commissions for the fiscal years ended 1994, 1995 and 1996 were $2,067,833, $632,871 and
$645,826, respectively. After allowances to dealers, Distributors retained $150,068, $40,752 and $43,641 in net underwriting discounts and there were no fees received in connection with redemptions or repurchases of shares for the respective years. For fiscal years ended December 31, 1994, 1995 and 1996, underwriting commissions for the International Bond Fund were $219,143, $102,938 and $147,798, respectively. After allowances to dealers, Distributors retained $12,763, $5,763 and $9,515 in net underwriting discounts and commissions and there were no fees received on redemptions or repurchases of shares for the respective years. Distributors may be entitled to reimbursement under each Fund's Rule 12b-1 plan, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

THE RULE 12B-1 PLANS

Each Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act. Under the plans, each Fund may pay up to a maximum of 0.15% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares.

In implementing the plans, each Fund's Board has determined that the annual fees payable under the plans will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by shares of each Fund that were acquired by investors on or after July 1, 1994, the effective date of the plans ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by shares of each Fund that were acquired before July 1, 1994 ("Old Assets"). These fees will be paid to the current Securities Dealer of record on the account. In addition, until such time as the maximum payment of 0.15% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under each plan. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with each plan, such as advertising.

The fees are Fund expenses. This means that all shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets and, as Fund shares are sold on or after July 1, 1994, will increase over time. Thus, as the proportion of Fund shares purchased on or after July 1, 1994, increases in relation to outstanding Fund shares, the expenses attributable to payments under each plan will also increase (but will not exceed 0.15% of average daily net assets). While this is the currently anticipated calculation for fees payable under each plan, the plans permit each Fund's Board to allow the respective Fund to pay a full 0.15% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under each plan.

In addition to the payments that Distributors or others are entitled to under the plans, the plans also provide that to the extent each Fund, Advisers or Distributors or other parties on behalf of the Fund, Advisers or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the plans.

In no event shall the aggregate asset-based sales charges, which include payments made under the plans, plus any other payments deemed to be made pursuant to the plans, exceed the amount permitted to be paid under the rules of the NASD.

The terms and provisions of the plans relating to required reports, term, and approval are consistent with Rule 12b-1. The plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in later years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banking institutions, however, are permitted to receive fees under the plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing these services, you would be permitted to remain a shareholder of the Fund, and alternate means for continuing the servicing would be sought. In this event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The plans have been approved in accordance with the provisions of Rule 12b-1. The plans are renewable annually by a vote of the respective Fund's Board, including a majority vote of the Board members who are not interested persons of the Funds and who have no direct or indirect financial interest in the operation of the plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Board members be done by the non-interested members of the Board. The plans and any related agreement may be terminated at any time, without penalty, by vote of a majority of the non-interested Board members on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with Advisers, or by vote of a majority of each Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of each Fund's outstanding shares, and all material amendments to the plans or any related agreements shall be approved by a vote of the non-interested members of the Board, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the plans should be continued.

For the fiscal year ended December 31, 1996, Distributors had eligible expenditures for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Plans of $332,512, $298,701 and $36,587 for the Government Fund, High Yield Fund and International Bond Fund, respectively, of which the Government Fund, High Yield Fund and International Bond Fund paid Distributors $328,501, $297,237 and $33,590, respectively.

HOW DOES THE FUND MEASURE PERFORMANCE?

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. If a Rule 12b-1 plan is adopted, performance figures reflect fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

TOTAL RETURN

AVERAGE ANNUAL TOTAL RETURN. Average annual total return is determined by finding the average annual rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income distributions are reinvested at Net Asset Value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

When considering the average annual total return quotations, you should keep in mind that the maximum front-end sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual compounded rates of return for the one- and five-year period ended on December 31, 1996, and for the period from inception to December 31, 1996, were as follows:

                        One-Year    Five-Year    From
                         Period      Period    Inception
Government Fund          -0.22%      5.65%      8.39%*
High Yield Fund           7.72%     11.58%      9.90%*
International Bond Fund   6.67%      7.88%      9.95%**


*Inception May 4, 1987.

**From change of investment manager on June 9, 1990.

These figures were calculated according to the SEC formula:
          n
     P(1+T) = ERV

where:

P =   a hypothetical initial payment of $1,000

T =   average annual total return

n =   number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)


CUMULATIVE TOTAL RETURN. Like average annual total return, cumulative total return assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase, and income distributions are reinvested at Net Asset Value. Cumulative total return, however, will be based on each Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof. The Funds' total rates of return for the one- and five-year period ended on December 31, 1996, and for the period from inception to December 31, 1996, were as follows:

                       One-Year    Five-Year     From
                        Period      Period      Inception
Government Fund         -0.22%      31.60%      117.88%*
High Yield Fund          7.72%      72.98%      148.85%*
International Bond Fund  6.67%      46.11%       86.41%**


*Inception May 4, 1987.

**From change of investment manager on June 9, 1990.


YIELD

CURRENT YIELD. Current yield shows the income per share earned by each Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the maximum Offering Price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. Each Fund's yield for the 30-day period ended December 31, 1996, was as follows:

Government Fund         6.24%
High Yield Fund         8.39%
International Bond Fund 5.20%


These figures were obtained using the following SEC formula:

                     6
Yield = 2 [( a-b + 1 ) - 1]
             ---
              cd

where:

a =   dividends and interest earned during the period

b =   expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends


d =   the maximum Offering Price per share on the last day of the period


CURRENT DISTRIBUTION RATE


Current yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to shareholders of the Funds. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the distributions paid per share during a certain period and dividing that amount by the current maximum Offering Price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time. Each Fund's current distribution rate for the 30-day period ended December 31, 1996 was as follows:

Government Fund         6.23%
High Yield Fund         8.61%
International Bond Fund 6.20%


VOLATILITY


Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's Net Asset Value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of Net Asset Value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.


OTHER PERFORMANCE QUOTATIONS


The Fund may also quote the performance of shares without a sales charge. Sales literature and advertising may quote a current distribution rate, yield, cumulative total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of Net Asset Value for the public Offering Price.


Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.


The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Franklin Templeton Group of Funds. Resources is the parent company of the advisors and underwriter of the Franklin Templeton Group of Funds.


COMPARISONS


To help you better evaluate how an investment in a Fund may satisfy your investment objective, advertisements and other materials about the Funds may discuss certain measures of a Fund's performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones(R) IndustriaL Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's(R) 500 Stock Index or its component indices - an unmanaged indeX composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

e) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

f) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

g) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

h) Historical data supplied by the research departments of CS First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

i) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate, and mortgage bonds.

j) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage, and Yankee bonds.

k) International Business Communications Money Fund ReportAE - Industry averages for seven-day annualized and compounded yields of taxable, tax-free, and government money funds.

l) Bond Buyer's 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

m) Bond Buyer's 40-Bond Index - an index of municipal bond yields based upon yields of 40 revenue bonds maturing in 30 years.

n) Financial publications: The Wall Street Journal, Business Week, Financial World, Forbes, Fortune, and Money magazines- provide performance statistics over specified time periods.

o) Morningstar - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information may also compare a Fund's performance to the return on CDs or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares that are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. CDs are frequently insured by an agency of the U.S. government. An investment in the Funds is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Funds will continue this performance as compared to these other averages.


OTHER FEATURES AND BENEFITS

Each Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that such goals will be met.

MISCELLANEOUS INFORMATION


Each Fund is organized as a California limited partnership pursuant to the California Revised Limited Partnership Act. The full text of the Agreement of Limited Partnership of each Fund is set forth herein as Appendix A (Government
Fund), Appendix B (High Yield Fund) and Appendix C (International Bond Fund). The California Revised Limited Partnership Act does not specifically authorize the exercise by limited partners of the voting rights required by the 1940 Act which are specified in each Partnership Agreement. Although there are no authoritative judicial decisions on this matter and no absolute assurances can be given on this point, it is the opinion of counsel to each Fund that the existence or exercise of these voting rights will not subject the limited partners of any Fund to liability as general partners under California laws. There is not, however, specific statutory or other authority for the existence or exercise of some or all these voting rights in most other jurisdictions. As a result, to the extent that a Fund is subject to the jurisdiction of courts in these other jurisdictions, it is possible that these courts may not apply California law, or, if they apply California law, they may nevertheless interpret the law to subject the Funds' limited partners to liability as general partners.

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Funds are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 49 years and now services more than 2.7 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Mutual Series Fund Inc., known for its value-driven approach to domestic equity investing, became part of the organization four years later. Together, the Franklin Templeton Group has over $188 billion in assets under management for more than 5.1 million U.S. based mutual fund shareholder and other accounts. The Franklin Templeton Group of Funds offers 122 U.S. based open-end investment companies to the public. Each Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality for five of the past nine years.

As of April 2, 1997, the principal shareholders of the Funds, beneficial or of record, were as follows:

NAME AND ADDRESS                      SHARE AMOUNT       PERCENTAGE
  INTERNATIONAL BOND FUND
  First Commercial Bank                 175,422.494          7.25%
  30 Chung King S Road
  Taipai
  Taiwan

  First Commercial Bank                8,852,066.725         21.98%
  30 Chung King S Road
  Taipai
  Taiwan

  Chang HWA Commercial Bank            2,231,024.277         5.73%
  Trust Department
  12F No 57 Sec 2
  Chung Shan N Rd
  Taipai
  Taiwan

To the best knowledge of the Funds, no other person holds beneficially or of record more than 5% of a Fund's outstanding shares.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

SUMMARY OF CODE OF ETHICS. Employees of the Franklin Templeton Group who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.


FINANCIAL STATEMENTS


The audited financial statements contained in the Annual Report to Shareholders of the Fund, for the fiscal year ended December 31, 1996, including the auditors' report, are incorporated herein by reference.

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., the Fund's investment manager]

BOARD - The Board of Managing General Partners of each of the Funds

CD - Certificate of deposit

CLASS I - Certain funds in the Franklin Templeton Funds offer multiple classes of shares. The different classes have proportionate interests in the same portfolio of investment securities. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Because the Fund's sales charge structure and Rule 12b-1 plan are similar to those of Class I shares, shares of the Fund are considered Class I shares for redemption, exchange and other purposes.

CODE - Internal Revenue Code of 1986, as amended

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of FundsAE and the Templeton Group of Funds except Franklin Valuemark Funds, Franklin Government Securities Trust, Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of FundsAE and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the Fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the Fund's shareholder servicing and transfer agent

IRS - Internal Revenue Service

LETTER - Letter of Intent

LIMITED PARTNERS - Purchasers of shares of limited partnerships of the Fund

MANAGING GENERAL PARTNERS - The individuals authorized under the Agreement of Limited Partnership to oversee the management, conduct and operation of the Fund

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share and includes the 4.25% sales charge.

PROSPECTUS - The prospectus for the Fund dated May 1, 1997, as may be amended from time to time

RESOURCES - Franklin Resources, Inc.


SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SHAREHOLDERS - Limited partners

TICI - Templeton Investment Counsel, Inc., the Fund's sub-advisor

U.S. - United States

WE/OUR/US - Unless a different meaning is indicated by the context, these terms refer to the Fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources.



                             FRANKLIN TAX-ADVANTAGED
                         U.S. GOVERNMENT SECURITIES FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                DATED MAY 1, 1987
                    AS AMENDED APRIL 28, 1988 AND MAY 1, 1991

                                  APPENDIX "A"
                                TABLE OF CONTENTS

                                                                            PAGE

1.   GENERAL PROVISIONS
     1.1  Formation .....................................................   A-2
     1.2  Name and Place of Business ....................................   A-2
     1.3  Term ..........................................................   A-2
     1.4  Agent for Service of Process ..................................   A-2
     1.5  Certificate of Limited Partnership ............................   A-2
     1.6  Other Acts/Filings ............................................   A-2

2.   DEFINITIONS ........................................................   A-2
     2.1  Affiliate .....................................................   A-2
     2.2  Capital Account ...............................................   A-2
     2.3  General Partner ...............................................   A-2
     2.4  Holder of Record or Holder of a Share .........................   A-3
     2.5  Limited Partner ...............................................   A-3
     2.6  Majority Vote .................................................   A-3
     2.7  Managing General Partner ......................................   A-3
     2.8  Net Asset Value (per Share) ...................................   A-3
     2.9  Non-Managing General Partner ..................................   A-3
     2.10 Officers ......................................................   A-3
     2.11 Persons .......................................................   A-3
     2.12 Partners ......................................................   A-3
     2.13 Partnership ...................................................   A-3
     2.14 Partnership Act ...............................................   A-3
     2.15 Partnership Group .............................................   A-3
     2.16 Partnership List ..............................................   A-3
     2.17 Registration Statement ........................................   A-3
     2.18 Secretary of State ............................................   A-3
     2.19 Share (including fractional Shares) ...........................   A-3
     2.20 Substituted Limited Partner ...................................   A-3
     2.21 Tax Code ......................................................   A-3
     2.22 Transfer Agent ................................................   A-3
     2.23 1940 Act ......................................................   A-4

3.   ACTIVITIES AND PURPOSE .............................................   A-4
     3.1  Operating Policy ..............................................   A-4
     3.2  Investment Objectives .........................................   A-4
     3.3  Investment and Operating Limitations ..........................   A-4
     3.4  Other Authorized Activities ...................................   A-4

4.   GENERAL PARTNERS ...................................................   A-5
     4.1  Identity and Number ...........................................   A-5
     4.2  Managing and Non-Managing General Partners ....................   A-5
     4.3  General Partners' Contributions ...............................   A-5
     4.4  Management and Control ........................................   A-6
     4.5  Action by the Managing General Partners .......................   A-6
     4.6  Limitations of the Authority of the Managing General Partners .   A-6
     4.7  Right of General Partners to Become Limited Partners ..........   A-7
     4.8  Termination of a General Partner ..............................   A-7
     4.9  Additional or Successor General Partners ......................   A-7
     4.10 Liability to Limited Partners .................................   A-8
     4.11 Assignment and Substitution ...................................   A-8
     4.12 No Agency .....................................................   A-8
     4.13 Reimbursement and Compensation ................................   A-8
     4.14 Indemnification ...............................................   A-8

5.   LIMITED PARTNERS ...................................................   A-9
     5.1  Identity of Limited Partners ..................................   A-9
     5.2  Admission of Limited Partners .................................   A-9
     5.3  Contributions of the Limited Partners .........................  A-10
     5.4  Additional Contributions of Limited Partners ..................  A-10
     5.5  Use of Contributions ..........................................  A-10
     5.6  Redemption by Limited Partners ................................  A-10
     5.7  Minimum Contribution and Mandatory Redemption .................  A-10
     5.8  Limited Liability .............................................  A-10
     5.9  No Power to Control Operations ................................  A-11
     5.10 Tax Responsibility ............................................  A-11

6.   SHARES OF PARTNERSHIP INTEREST .....................................  A-11

7.   PURCHASE AND EXCHANGE OF SHARES ....................................  A-11
     7.1  Purchase of Shares ............................................  A-11
     7.2  Net Asset Value ...............................................  A-11
     7.3  Exchange of Shares ............................................  A-11

8.   REDEMPTION OR REPURCHASE OF SHARES .................................  A-12
     8.1  Redemption of Shares ..........................................  A-12
     8.2  Payment for Redeemed Shares ...................................  A-12

9.   MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE ................  A-12
     9.1  Rights of Limited Partners ....................................  A-12
     9.2  Action of the Partners ........................................  A-13
     9.3  Meeting .......................................................  A-13
     9.4  Notices .......................................................  A-13
     9.5  Validity of Vote for Certain Matters ..........................  A-14
     9.6  Adjournment ...................................................  A-14
     9.7  Waiver of Notice and Consent to Meeting .......................  A-14
     9.8  Quorum ........................................................  A-14
     9.9  Required Vote .................................................  A-14
     9.10 Action by Consent Without a Meeting ...........................  A-14
     9.11 Record Date ...................................................  A-15
     9.12 Proxies .......................................................  A-15
     9.13 Number of Votes ...............................................  A-15

10.  DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES .................  A-15
     10.1 Fees of General Partners ......................................  A-15
     10.2 Distributions of Income and Gains .............................  A-15
     10.3 Allocation of Income, Gains, Losses, Deductions and Credits ...  A-16
     10.4 Returns of Contributions ......................................  A-16
     10.5 Capital Accounts ..............................................  A-16
     10.6 Allocations for Tax Purposes ..................................  A-17

11.  ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST;

SUBSTITUTION OF PARTNERS ................................................  A-18
     11.1 Prohibition on Assignment .....................................  A-18
     11.2 Rights of the Holders of Shares as Collateral or Judgment Creditor
     A-18
     11.3 Death, Incompetency, Bankruptcy or Termination of the Existence of a
     Partner ............................................................  A-18
     11.4 Substituted Limited Partners ..................................  A-18

12.  DISSOLUTION AND TERMINATION OF THE PARTNERSHIP .....................  A-19
     12.1 Dissolution ...................................................  A-19
     12.2 Liquidation ...................................................  A-19
     12.3 Termination ...................................................  A-20

13.  BOOKS, RECORDS, ACCOUNTS AND REPORTS ...............................  A-20
     13.1 Books and Records .............................................  A-20
     13.2 Limited Partners' Rights to Records ...........................  A-20
     13.3 Accounting Basis and Fiscal Year ..............................  A-21
     13.4 Tax Returns ...................................................  A-21
     13.5 Filings with Regulatory Agencies ..............................  A-21
     13.6 Tax Matters and Notice Partner ................................  A-21

14.  AMENDMENTS OF PARTNERSHIP DOCUMENTS ................................  A-21
     14.1 Amendments in General .........................................  A-21
     14.2 Amendments Without Consent of Limited Partners ................  A-21
     14.3 Amendments Needing Consent of Affected Partners ...............  A-22
     14.4 Amendments to Certificate of Limited Partnership ..............  A-22
     14.5 Amendments After Change of Law ................................  A-22

15.  MISCELLANEOUS PROVISIONS ...........................................  A-22
     15.1 Notices .......................................................  A-22
     15.2 Section Headings ..............................................  A-23
     15.3 Construction ..................................................  A-23
     15.4 Severability ..................................................  A-23
     15.5 Governing Law .................................................  A-23
     15.6 Counterparts ..................................................  A-23
     15.7 Entire Agreement ..............................................  A-23
     15.8 Cross-References ..............................................  A-23
     15.9 Power of Attorney to the General Partners .....................  A-23
     15.10Further Assurances.............................................  A-24
     15.11Successors and Assigns.........................................  A-24
     15.12Waiver of Action for Partition.................................  A-24
     15.13Creditors......................................................  A-24
     15.14Remedies.......................................................  A-24
     15.15Custodian......................................................  A-24
     15.16Use of Name Franklin...........................................  A-24
     15.17Authority......................................................  A-24
     15.18Signatures.....................................................  A-25
     15.19Arbitration....................................................  A-25


              FRANKLIN TAX-ADVANTAGED U.S. GOVERNMENT SECURITIES FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

      This amended and restated AGREEMENT OF LIMITED PARTNERSHIP ("Partnership Agreement") is entered into as of this 1st day of May, 1987 by and among the undersigned individuals, as Managing General Partners; FRANKLIN PARTNERS, INC., a California corporation, as Non-Managing General Partner (collectively, the "General Partners"); and each of the persons identified on the Partnership List of the Partnership as limited partners (the "Limited Partners").

      This Partnership Agreement amends and restates in its entirety the Agreement of Limited Partnership dated as of January 20, 1987.

   1. GENERAL PROVISIONS

      1.1 FORMATION. The parties hereby agree to continue the limited partnership (the "Partnership") under the terms and conditions set forth below pursuant to the California Revised Limited Partnership Act (the "Partnership Act").

      1.2 NAME AND PLACE OF BUSINESS. The name of the Partnership is Franklin Tax-Advantaged U.S. Government Securities Fund (a California limited partnership), or such other name as shall be selected from time to time by the Managing General Partners upon notice to the Limited Partners. The principal place of business of the Partnership shall be 777 Mariners Island Boulevard, San Mateo, California 94404, or such other place or places as the Managing General Partners may deem necessary or desirable to the conduct of the Partnership's activities, including places or the conduct of activities relating to its investments, the location and holding of its assets, the execution of its portfolio transactions and other operations.

      1.3 TERM. The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership with the Secretary of State on January 27, 1987 and shall continue until the 31st day of December, 2050, unless terminated earlier in accordance with the provisions of this Partnership Agreement.

     1.4 AGENT FOR SERVICE OF PROCESS. The agent for service of process on the Partnership in California is Murray L. Simpson, Esq. or such other eligible California resident individual or corporation qualified to act as an agent for service of process as the Managing General Partners shall designate.

      1.5 CERTIFICATE OF LIMITED PARTNERSHIP. The Managing General Partners have caused a Certificate of Limited Partnership to be filed with the Secretary of State in accordance with the terms of the Partnership Act.

      1.6 OTHER ACTS/FILINGS. The Partners shall from time to time execute or cause to be executed all such certificates, fictitious business name statements, and other documents, and do or cause to be done all such filings, recordings, publishings, and other acts as the Managing General Partners may deem necessary or appropriate to comply with the requirements of law for the formation and operation of the Partnership in all jurisdictions in which the Partnership shall desire to conduct its activities.

   2. DEFINITIONS

      When used in this Partnership Agreement the following terms shall have the meanings set forth below:

      2.1 AFFILIATE. "Affiliate" shall mean: (i) any person directly or indirectly controlling, controlled by or under common control with another person; (ii) a person owning or controlling 10% or more of the outstanding securities of that other person; (iii) any officer, director or partner of that other person; and (iv) if that other person is an officer, director or partner, any company for which that person acts in any such capacity (person shall include any natural person, partnership, corporation, association or other legal entity).

     2.2 CAPITAL ACCOUNTS. The accounts maintained for each Partner in accordance with Section 10.5 hereof.

     2.3 GENERAL PARTNER. Each of the initial General Partners designated in the Preamble and any other person or entity who shall hereafter become a General Partner.

      2.4 HOLDER OF RECORD OR HOLDER OF A SHARE.

         (a) a General Partner;

     (b) a Limited Partner if he or it has not redeemed or transferred all of his (its) Shares of the Partnership pursuant to Sections 8 or 11;

     (c) a purchaser of a Share or Shares of the Partnership who has made good payment to the Partnership and who has not redeemed all his Shares; or

         (d) the successor in interest of a Partner under Section 11.

     2.5 LIMITED PARTNER. The original Limited Partner and all other persons who shall hereafter be admitted to the Partnership as additional Limited Partners or Substituted Limited Partners, except those persons who:

     (a) have redeemed all Shares of the Partnership owned by them and such redemption has been reflected in the Partnership List; or

         (b) have been replaced by a Substituted Limited Partner to the extent of their entire Limited Partnership Interest. Reference to a "Limited Partner" shall mean any one of the Limited Partners.

      2.6 MAJORITY VOTE. The affirmative vote of the lesser of (i) 67% or more of the Shares represented at a meeting and entitled to vote if more than 50% of the then outstanding shares are present or represented by proxy, or (ii) more than 50% of the then outstanding Shares entitled to vote.

      2.7 MANAGING GENERAL PARTNER. Each General Partner who is an individual.

     2.8 NET ASSET VALUE (PER SHARE). The value (in U.S. Dollars) of a Share as determined in accordance with Section 7.2 hereof.

     2.9 NON-MANAGING GENERAL PARTNER. Each General Partner that is not an individual (i.e., any General Partner that is a corporation, association, partnership, joint venture or trust).

      2.10 OFFICERS. Those persons designated by the Managing General Partners to perform administrative and operational functions on behalf of the Managing General Partners.

     2.11 PERSON. An individual, partnership, joint venture, association, corporation or trust.

     2.12 PARTNERS. Collectively, the General Partners and the Limited Partners. "Partner" means any one of the Partners.

     2.13 PARTNERSHIP. The limited partnership created and continued by this Partnership Agreement.

     2.14 PARTNERSHIP ACT. The California Revised Limited Partnership Act (Chapter 3 of Title 2 of the Corporations Code of California) as such Act may be amended from time to time.

     2.15 PARTNERSHIP GROUP. All other limited partnerships organized under the Partnership Act of which Franklin Resources, Inc. or any parent, subsidiary or affiliate of Franklin Resources, Inc. is a General Partner and which are registered under the 1940 Act as open-end management investment companies.

     2.16 PARTNERSHIP LIST. A current list of all the Partners containing the information specified in Section 13.1(a)(i) hereof.

      2.17 REGISTRATION STATEMENT. The Registration Statement on Form N-1A, registering the Shares of the Partnership under the Securities Act of 1933 and the 1940 Act, as such Registration Statement may be amended from time to time.

          2.18 SECRETARY OF STATE. The Secretary of State of the State of California.

     2.19 SHARE (INCLUDING FRACTIONAL SHARES). A partnership interest in the Partnership. Reference to "Shares" shall be to more than one Share.

     2.20 SUBSTITUTED LIMITED PARTNER. A successor in interest of a Limited Partner who has complied with the conditions set forth in Section 11.

     2.21 TAX CODE. The Internal Revenue Code of 1986 or corresponding provisions of subsequent revenue laws, and all regulations, rulings and other promulgations or judicial decisions thereunder.

     2.22 TRANSFER AGENT. The person appointed by the Managing General Partners to be primarily responsible for maintaining the Partnership List and certain other records of the Partnership.

     2.23 1940 Act. The Investment Company Act of 1940, as amended, or as it may hereafter be amended, and the Rules and Regulations thereunder.

   3. ACTIVITIES AND PURPOSE

     3.1 OPERATING POLICY. The Partnership will be authorized and empowered to operate and will operate as an open-end, diversified management investment company registered pursuant to the 1940 Act.

      3.2 INVESTMENT OBJECTIVES. Subject to the limitations set forth in this Partnership Agreement, the investment objective of the Partnership shall be to invest and reinvest its assets in investment securities which shall consist primarily, but not necessarily exclusively, of debt securities.

      3.3 INVESTMENT AND OPERATING LIMITATIONS. The following additional fundamental policies and investment restrictions have been adopted by the Partnership and cannot be changed except by Majority Vote. These investment restrictions provide that the Partnership may not:

         (a) With respect to at least 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment
(i) more than 5% of the total assets of the Partnership would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Partnership.

         (b) Make loans to others, except through the purchase of debt securities in accordance with its investment objectives and policies or to the extent the entry into a epurchase agreement is deemed to be a loan.

         (c)

            (i) borrow money, except temporarily from a bank for extraordinary or emergency purposes and then not in excess of 5% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

            (ii) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         (d) Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities.(Does not preclude the Partnership from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.)

         (e) Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

         (f) Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the General Partners or Officers of the Partnership or its investment adviser(s) own beneficially more than of 1%, and such General Partners or Officers holding more than of 1% together own beneficially more than 5% of the issuer's securities.

         (g) Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation.

         (h) Purchase or sell commodities or commodity contracts or invest in puts, calls, straddles or spread options. (Does not preclude authorized transactions in foreign currencies.)

         (i) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (j) Invest more than 10% of its assets in securities with legal or contractual restrictions or which are not readily marketable (except for permissible transactions in repurchase agreements).

          (k) Invest in any issuer for purposes of exercising control or management.

      3.4 OTHER AUTHORIZED ACTIVITIES. Subject to the limitations set forth in this Partnership Agreement, the Partnership shall have the power to purchase and sell securities, issue evidences of indebtedness in connection with Partnership business, to join or become a partner in limited or general partnerships and to do any and all other things and acts, and to exercise any and all of the powers that a natural person could do or exercise and which now or hereafter may be lawfully done or exercised by a limited partnership.

   4. GENERAL PARTNERS

      4.1 IDENTITY AND NUMBER. The names of the General Partners and their last known business or residence address shall be set forth in the Certificate of Limited Partnership, as it may be amended from time to time; this same information, together with the amounts of the contributions of each General Partner and their current Share ownership, shall be set forth in alphabetical order in the Partnership List. The General Partners shall be identified as such on the Partnership List and also shall be identified separately as Managing General Partners or Non-Managing General Partners. The Managing General Partners may from time to time recommend to the Partners that additional persons be admitted as General Partners; provided, however, that if at any time following the effective date of the Partnership's Registration Statement the number of Managing General Partners is reduced to less than three, the remaining Managing General Partners shall, within 120 days, call a meeting of Partners for the purpose of electing an additional Managing General Partner or Managing General Partners so as to restore the number of Managing General Partners to at least three.

      4.2 MANAGING AND NON-MANAGING GENERAL PARTNERS. Only individuals may act as Managing General Partners, and all General Partners who are individuals shall act as Managing General Partners. Any General Partner that is a corporation, association, partnership, joint venture or trust shall act as a Non-Managing General Partner. Except as provided in Section 4.4 hereof, a Non-Managing General Partner as such shall take no part in the management, conduct or operation of the Partnership's activities and shall have no authority to act on behalf of the Partnership or to bind the Partnership. All General Partners, including Managing and Non-Managing General Partners, shall be subject to election and removal by the Partners as hereinafter provided.

      4.3 GENERAL PARTNERS' CONTRIBUTIONS.

         (a) Each General Partner, as such, shall make a contribution of cash to the Partnership sufficient to purchase at least one Share and shall continue to own unencumbered at least one such Share at all times while serving as a General Partner. The amount contributed by each General Partner shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges. The amount of such contributions and the number of Shares owned by each General Partner shall be set forth in the Partnership List.

         (b) The Non-Managing General Partner shall, in its capacity as such Non-Managing General Partner, be obligated to contribute to the Partnership through the purchase of Shares from time to time amounts sufficient to enable the General Partners in the aggregate, to maintain in their capacities as General Partners an interest in each material item of Partnership income, gain, loss, deduction or credit equal to at least 1% of each such item at all times during the existence of the Partnership. If upon termination of the Partnership, the General Partners have a negative balance in their Capital Accounts, they shall in their capacity as General Partners be obligated to make additional capital contributions in cash equal to the lesser of (i) the negative balance in their Capital Accounts or (ii) the amount, if any, by which 1.01% of the total capital contributions of the Limited Partners exceeds the total capital contributions of the General Partners prior to such termination. For as long as the Non-Managing General Partner retains its status as such, it shall not redeem or assign Shares held by it in its capacity as the Non-Managing General Partner or otherwise accept distributions in cash or property if such action would result in the failure of the General Partners to maintain such an interest. In the event that the Non-Managing General Partner is removed or stands for re-election and is not re-elected by the Partners pursuant to Section 9 hereof, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice, redeem its Shares in the same manner as is provided in Section 8 hereof. In the event that the Non-Managing General Partner voluntarily withdraws or declines to stand for re-election, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice following the occurrence of an event described in (i), (ii) or (v) in Section 4.8(a), redeem its Shares in the same manner as provided in Section 8. In the event that the Non-Managing General Partner is removed, stands for re-election and is not re-elected, voluntarily withdraws or declines to stand for re-election, the Managing General Partners shall cause the Certificate of Limited Partnership to be amended as provided in
Section 14.4 hereof to reflect such withdrawal.

      4.4 MANAGEMENT AND CONTROL. Subject to the terms of the Partnership Agreement and the 1940 Act, the Partnership will be managed by the Managing General Partners, who will have complete and exclusive control over the management, conduct and operation of the Partnership's activities, and, except as otherwise specifically provided in this Partnership Agreement, the Managing General Partners shall have the rights, powers and authority, on behalf of the Partnership and in its name, to exercise all of the rights, powers and authority of partners of a partnership without limited partners. The Managing General Partners may contract on behalf of the Partnership in conformity with the 1940 Act with one or more banks, trust companies or investment advisers for the performance of such functions as the Managing General Partners may determine, but subject always to their continuing supervision, including, without limitation, the investment and reinvestment of all or part of the Partnership's assets and execution of portfolio transactions, the distribution of Shares, and any or all administrative functions. The Managing General Partners may appoint officers or agents to perform such duties on behalf of the Partnership and the Managing General Partners as the Managing General Partners deem desirable. Such officers or agents need not be General or Limited Partners. The Managing General Partners may also employ persons to perform various duties on behalf of the Partnership as employees of the Partnership. The Managing General Partners shall devote themselves to the affairs of the Partnership to the extent they may determine necessary for the efficient conduct thereof, which need not, however, occupy their full time. The General Partners may also engage in other activities or businesses, whether or not similar in nature to the activities of the Partnership, subject to the limitations of the 1940 Act.

      In the event that no Managing General Partner shall remain for the purpose of managing and conducting the operations of the Partnership, the Non-Managing General Partner shall promptly call a meeting of the Limited Partners to be held within sixty (60) days of the date the last Managing General Partner ceases to act in such capacity to elect new Managing General Partners up to a maximum number of Managing General Partners theretofore admitted to the Partnership (but no fewer than three). For the period of time during which no Managing General Partner shall remain, the Non-Managing General Partner, subject to the terms and provisions of this Partnership Agreement, shall be permitted to engage in the management, conduct and operation of the activities of the Partnership.

      4.5 ACTION BY THE MANAGING GENERAL PARTNERS. Unless otherwise required by the 1940 Act with respect to any particular action, the Managing General Partners shall act only by the vote of a majority of the Managing General Partners at a meeting duly called at which a quorum of the Managing General Partners is present or by unanimous written or telephonic consent of the Managing General Partners without a meeting. At any meeting of the General Partners, a majority of the Managing General Partners shall constitute a quorum. If there shall be more than one Managing General Partner, no single Managing General Partner shall have authority to act on behalf of the Partnership or to bind the Partnership. The Managing General Partners shall appoint one of their number to be Chairman. Meetings of the Managing General Partners may be called orally or in writing by the Chairman or by any two Managing General Partners. Notice of the time, date and place of all meetings of the Managing General Partners shall be given by an Officer or by the party calling the meeting to each Managing General Partner by telephone or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Managing General Partner who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. The Chairman, if present, shall preside at all meeting of Partners.

      4.6 LIMITATIONS OF THE AUTHORITY OF THE MANAGING GENERAL PARTNERS. The Managing General Partners shall have no authority without the vote or written consent or ratification of the Limited Partners to:

          (a) do any act in contravention of this Partnership Agreement, as it may be amended from time to time;

          (b) do any act which would make it impossible to carry on the ordinary operations of the Partnership;

         (c) confess a judgment against the Partnership;

          (d) possess Partnership property, or assign their rights in specific property, for other than a partnership purpose;

          (e) admit a person as a General Partner except in accordance with
     Section 9 hereof; or

         (f) admit a person as a Limited Partner, except in accordance with
Section 5 hereof.

      4.7 RIGHT OF GENERAL PARTNERS TO BECOME LIMITED PARTNERS. A General Partner may also own Shares as a Limited Partner without obtaining the consent of the Limited Partners and thereby become entitled to all the rights of a Limited Partner to the extent of the Limited Partnership interest so acquired. Such event shall not, however, be deemed to reduce or otherwise affect any of the General Partners' liability hereunder as a General Partner. If a General Partner shall also become a Limited Partner, the contributions and Share ownership of such General Partner shall be separately designated in the Partnership List to reflect his interest in each capacity.

      4.8 TERMINATION OF A GENERAL PARTNER.

         (a) The interest of a General Partner shall terminate and such party shall have no further right or power to act as a General Partner (except to execute any amendment to this Partnership Agreement to evidence his termination):

          (i)  upon death of the General Partner;

          (ii) upon an adjudication of incompetency of the General Partner;

          (iii) if such Partner is removed or stands for re-election and is not re-elected by the Partners, as provided in Section 9 below;

          (iv) in the case of the Non-Managing General Partner, upon the filing of a certificate of dissolution, or its equivalent, or voluntary or involuntary petition in bankruptcy for such Non-Managing General Partner; or

          (v)  if such Partner voluntarily retires upon not less than ninety
               (90) days' written notice to the other General Partners.

         (b) Notwithstanding the foregoing, the Non-Managing General Partner shall not voluntarily withdraw or otherwise voluntarily terminate its status as the Non-Managing General Partner until the earliest of (i) 180 days from the date that the Non-Managing General Partner gives the other General Partners its written notice of its intention to withdraw as a Non-Managing General Partner,
(ii) the date that a successor Non-Managing General Partner, who has agreed to assume the obligations of Section 4.3(b) hereof, is elected by the Partners pursuant to Section 9 hereof, or (iii) the date that another General Partner assumes the obligations imposed upon the Non-Managing General Partner pursuant to Section 4.3(b) hereof. The failure of the Non-Managing General Partner to seek re-election at any meeting of the Partners called for such purpose shall be deemed to constitute a voluntary withdrawal as of the date of notice of such meeting and shall constitute written notice as at the date of such meeting of its intention to withdraw as a Non-Managing General Partner, unless it has delivered written notice at an earlier date.

         (c) In the event a General Partner ceases to be a General Partner, the remaining General Partners shall have the right to continue the operations of the Partnership.

         (d) Termination of a person's status as a General Partner shall not affect his status, if any, as a Limited Partner. A General Partner may retain Shares owned in his capacity as a Limited Partner provided such General Partner has been or is admitted to Partnership as a Limited Partner in accordance with
Section 5.2.

         (e) A person who ceases to be a General Partner shall nevertheless be deemed to be acting as a General Partner with respect to a third party doing business with the Partnership until an amended Certificate of Limited Partnership is filed with the Secretary of State.

      4.9 ADDITIONAL OR SUCCESSOR GENERAL PARTNERS. A person may be added or substituted as a General Partner only upon his admission by the Partners at a meeting of Partners or by written consent without a meeting as provided in
Section 9 hereof. Each General Partner, by becoming a General Partner, consents to the admission as an added or substituted General Partner of any person elected by the Partners in accordance with this Partnership Agreement. Any person who is elected to be admitted as a General Partner at a meeting of the Partners or by written consent in accordance with Section 9 hereof and who shall not be serving as a General Partner at the time of such election, shall be admitted to the Partnership as a General Partner effective as of the date of such election. Any General Partner who is not re-elected at any such meeting in the manner specified in Section 9 shall be deemed to have withdrawn as of the date of such meeting.

      4.10 LIABILITY TO LIMITED PARTNERS. The General Partners shall not be personally liable for the repayment of any amounts standing in the account of a Limited Partner or holder of Shares including, but not limited to, contributions with respect to such Shares, except by reason of their wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Any payment, other than in the event of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by a General Partner, which results in a personal liability to Limited Partners or holders of Shares, shall be solely from the Partnership's assets.

      So long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners, the General Partners shall not have any personal liability to any holder of Shares or to any Limited Partner by reason of (1) any failure to withhold income tax under Federal or state tax laws with respect to income allocated to Limited Partners or (2) any change in the Federal or state tax laws or in interpretation thereof as they apply to the Partnership, the holders of the Shares or the Limited Partners, whether such change occurs through legislative, judicial or administrative action.

      4.11 ASSIGNMENT AND SUBSTITUTION. Each Share held by a General Partner in his capacity as a General Partner shall be designated as such, and each such Share shall be nonassignable, except to another person who already is a General Partner, and then only with the consent of the Managing General Partners, and shall be redeemable by the Partnership only in the event that (i) the holder thereof has ceased to be a General Partner of the Partnership or (ii) in the opinion of counsel for the Partnership redemption of Shares held by a General Partner would not jeopardize the status of the Partnership as a partnership for Federal income tax purposes.

     4.12 NO AGENCY. Except as provided in Section 15.9 below, nothing in this Partnership Agreement shall be construed as establishing any General Partner as an agent of any Limited Partner.

      4.13 REIMBURSEMENT AND COMPENSATION. Managing General Partners may receive reasonable compensation for their services as Managing General Partners and will be reimbursed for all reasonable out-of-pocket expenses incurred in performing their duties hereunder.

      4.14 INDEMNIFICATION.

     (a) Subject to the exceptions and limitations contained in Subsection (b) below:

            (i) Every person who is, or has been, a General Partner, an officer and/or Director of a corporate General Partner or Officer of the Partnership (hereinafter referred to as "Covered Person") shall be indemnified by the Partnership to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a General Partner, an officer and/or Director of a Corporate General Partner or officer of the Partnership and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall include, without limitation, any administrative inquiry, audit, investigation or other form of regulatory actions and shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person who shall have been finally adjudicated by a court or other body before which the proceeding was brought (i) to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Partnership.

         (c) In the event of a settlement, or other disposition not involving a final adjudication as provided insubsection (b), indemnification shall be provided unless there has been a determination that such Covered Person did engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

            (i) by the court or other body approving the settlement or other disposition;

            (ii) by vote of at least a majority of those Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

            (iii) by written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Partner may, by appropriate legal proceedings, challenge any such determination by the Managing General Partners, or by independent counsel.

         (d) The rights of indemnification herein provided may be insured against by policies maintained by the Partnership, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such General Partner, officer and/or Director of a Corporate General Partner or officer of the Partnership and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Partnership personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (e) Expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 4.14 shall be paid by the Partnership from time to time in advance prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Partnership if it is ultimately determined that he is not entitled to indemnification under this Section 4.14; provided, however, that either (i) such Covered Persons shall have provided appropriate security for such undertaking, (ii) the Partnership is insured against losses arising out of any such advance payments, or (iii) either a majority of the Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this
      Section 4.14.

   5. LIMITED PARTNERS

      5.1 IDENTITY OF LIMITED PARTNERS. The names of the Limited Partners and their last known business or residence addresses, together with the amounts of their contributions and their current Share ownership, shall be set forth in alphabetical order in the Partnership List.

      5.2 ADMISSION OF LIMITED PARTNERS. The Managing General Partners may admit a purchaser of Shares as a Limited Partner, upon (i) the execution by such purchaser of such subscription documents and other instruments as the Managing General Partners may deem necessary or desirable to effectuate such admission, which documents, if any shall be required, shall be described in the Partnership's Registration Statement, (ii) the purchaser's acceptance of all the terms and provisions of this Partnership Agreement, including the power of attorney set forth in Section 15.9 hereof, as the same may have been amended in such manner as shall be specified by the Managing General Partners, and (iii) the addition of such purchaser to the Partnership List. The admission of a purchaser as a Limited Partner shall be effective upon his addition to the Partnership List provided good payment has been received by the Partnership for the purchased Shares. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the admission of new Limited Partners. In no event shall the consent or approval of any of the Limited Partners be required to effectuate such admission. Each purchaser of a Share of the Partnership who becomes a Limited Partner shall be bound by all the terms and conditions of this Partnership Agreement including, without limitation, the allocation of income, gains, losses, deductions and credits as provided in Section 10.3. Notwithstanding anything in this Partnership Agreement to the contrary, the Managing General Partners reserve the right to refuse to admit any Person as a Limited Partner who has not completed, signed and furnished to the Partnership or its designated agent an account application, a Certificate of Foreign Status on Form W-8 or such other required documents as may be described in the Registration Statement, and any other Person if, in their judgment, it would not be in the Partnership's best interests to admit such Person.

      5.3 CONTRIBUTIONS OF THE LIMITED PARTNERS. The amount contributed by each Limited Partner to the Partnership shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges and which amount may be less than the offering price paid by such Limited Partner for his Shares to the extent the offering price includes any sales charges. All contributions shall be made in U.S. dollars, which shall be invested in Shares of the Partnership at Net Asset Value. The amount of such contributions and the number of Shares owned by each Partner shall be set forth in the Partnership List.

      5.4 ADDITIONAL CONTRIBUTIONS OF LIMITED PARTNERS. No Limited Partner shall be required to make any additional contributions to (or investments in) or lend additional funds to the Partnership, and no Limited Partner shall be liable for any additional assessment therefor. A Limited Partner may make an additional contribution (or investment), however, at his option through the purchase of additional Shares subject to the same terms and conditions as his initial contribution.

      5.5 USE OF CONTRIBUTIONS. The aggregate of all capital contributions shall be, and hereby are agreed to be, available to the Partnership to carry out the objects and purposes of the Partnership.

      5.6 REDEMPTION BY LIMITED PARTNERS. A Limited Partner may redeem his Shares at any time in accordance with Section 8. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the redemption of Shares by any Limited Partner and the withdrawal or return through such redemption, in whole or in part, of the contribution of any Limited Partner. Except as provided in Sections 8.1, 10.04 and 12.2 hereof, a Limited Partner shall have no right to the return or withdrawal of his contribution.

      5.7 MINIMUM CONTRIBUTION AND MANDATORY REDEMPTION. The Managing General Partners shall determine the minimum amounts required for the initial or additional contributions of a Limited Partner, which amounts may, from time to time, be changed by the Managing General Partners. Additionally, the Managing General Partners may, from time to time, establish a minimum total investment for Limited Partners, and there is reserved to the Partnership the right to redeem automatically the interest of any Limited Partner the value of whose investment, due to redemptions, is less than such minimum upon the giving of at least 30 days' notice to such Limited Partner, provided that such minimum total investment is not greater than the investment of any Limited Partner at the time the new minimum total investment becomes effective. The amounts which the Managing General Partners shall fix from time to time for initial or additional contributions and the amount of the minimum total investment shall be stated in the Partnership's current Registration Statement.

      5.8 LIMITED LIABILITY.

         (a) No Limited Partner shall be liable for any debts or obligations of the Partnership and each Limited Partner shall be indemnified by the Partnership against any such liability; provided, however, that contributions of a Limited Partner and his share of any undistributed assets of the Partnership shall be subject to the risks of the operations of the Partnership and subject to the claims of the Partnership's creditors, and provided further, that after any Limited Partner has redeemed his Shares or otherwise received the return of any part of his contribution or any distribution of assets of the Partnership, he will be liable to the Partnership for:

            (i) any money or other property wrongfully distributed to him; and

            (ii) any sum, not in excess of the amount of such distribution, necessary to discharge any liabilities of the Partnership to creditors who extended credit or whose claims arose before such returns or distributions were made, but only to the extent that the assets of the Partnership are not sufficient to discharge such liabilities.

      The obligation of a Limited Partner to return all or any part of a distribution made to him shall be the sole obligation of such Limited Partner and not of the General Partners.

         (b) If an action is brought against a Limited Partner to satisfy an obligation of the Partnership, the Partnership, upon notice from the Limited Partner about the action, will either pay the claim itself or, if the Partnership believes the claim to be without merit, will undertake the defense of the claim itself.

         (c) The General Partners shall not have any personal liability to any Holder of Shares or to any Limited Partner for the repayment of any amounts standing in the account of a Limited Partner including, but not limited to, contributions with respect to such Shares. Any such payment shall be solely from the assets of the Partnership. The General Partners shall not be liable to any Holder of Shares or to any Limited Partner by reason of any change in the Federal income tax laws or any State or local income or franchise tax laws as they apply to the Partnership or the Limited Partners, whether such change occurs through legislative, judicial or administrative action, so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners.

      5.9 NO POWER TO CONTROL OPERATIONS. A Limited Partner shall have no right to and shall take no part in control of the Partnership's operations or activities but may exercise the rights and powers of a Limited Partner under this Partnership Agreement, including without limitation, the voting rights and the giving of consents and approvals provided for in Section 9 hereof. The exercise of such rights and powers are deemed to be matters affecting the basic structure of the Partnership and not the control of its operations or activities.

      5.10 TAX RESPONSIBILITY. Each Limited Partner shall (a) provide the Managing General Partners with any tax information which may be required under applicable law, (b) pay any penalties imposed on such Limited Partner for any non-compliance with applicable tax laws, and (c) be subject to withholding of income tax by the Partnership to the extent required by law.

   6. SHARES OF PARTNERSHIP INTEREST

      All interests in the Partnership, including contributions by the General Partners, pursuant to Section 4.3 and by the Limited Partners, pursuant to
Section 5.3, shall be expressed in units of participation herein referred to as "Shares" (which term includes fractional Shares). Each Share shall represent an equal proportionate interest in the income and assets of the Partnership with each other Share outstanding.

   7. PURCHASE AND EXCHANGE OF SHARES

      7.1 PURCHASE OF SHARES. The Partnership may offer Shares on a continuing basis to investors. Except for the initial purchase of Shares by the initial Limited Partner and the General Partners, all Shares issued shall be issued and sold at the Net Asset Value (plus such sales charge or other charge as may be applicable to the purchase of the Shares) next computed after receipt of a purchase order in accordance with the Partnership's Registration Statement in effect at the time the order is received. Only investors who agree to be admitted, and who are eligible for admission, as Limited Partners pursuant to
Section 5.2 shall be eligible to purchase Shares (unless such investor has already been admitted as a Partner). Orders for the purchase of Shares shall be accepted on any day that the Partnership's Transfer Agent is open for business (which shall normally be limited to those days when the New York Stock Exchange is open for business). The form in which purchase orders may be presented shall be as set forth in the Partnership's Registration Statement in effect at the time the order is received. The Managing General Partners on behalf of the Partnership reserve the right to reject any specific order and to suspend the Partnership's offering of new Shares at any time.
Payment for all Shares must be made in U.S. dollars.

      7.2 NET ASSET VALUE. The Net Asset Value per Share of the Partnership shall be determined as of the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the Managing General Partners may determine in accordance with the provisions of the 1940 Act. The Net Asset Value per Share shall be expressed in U.S. dollars and shall be computed by dividing the value of all the assets of the Partnership, less its liabilities, by the number of Shares outstanding (including Shares held by General Partners). Portfolio securities will be valued at their fair value using methods determined in good faith by the Managing General Partners in accordance with the 1940 Act. The Partnership may suspend the determination of the Net Asset Value during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or during any emergency as determined by the Commission which makes it impracticable for the Partnership to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

      7.3 EXCHANGE OF SHARES. Shares of the Partnership may be exchanged for (i.e., redeemed and reinvested in) shares of other investment companies as provided in the Partnership's Registration Statement in effect at the time of the exchange.

   8. REDEMPTION OR REPURCHASE OF SHARES

      8.1 REDEMPTION OF SHARES.

         (a) The Partnership will redeem from any Partner all or any portion of the Shares owned by him provided that the Partner delivers to the Partnership or its designated agent notice of such redemption, stating the number of Shares to be redeemed, together with a properly endorsed Share certificate(s) where certificate(s) have been issued, in good order for transfer and in proper form as determined by the Managing General Partners and the Partnership's Transfer Agent. The Partner shall be entitled to payment in U.S. Dollars of the Net Asset Value of his Shares (as set forth in Section 7.2 hereof). Any such redemption shall be in accordance with Section 4 with respect to General Partners or
Section 5 with respect to Limited Partners. Any distribution upon redemption pursuant to this Section 8.1 shall, in accordance with Section 10.4 below, constitute a return in full of the redeeming Partner's contribution attributable to the Shares which are redeemed regardless of the amount distributed with respect to such Shares. No consent of any of the Partners shall be required for the withdrawal or return of a Limited Partner's contribution. The Managing General Partners shall have sole discretion to determine the amount of cash to be distributed to a withdrawing Partner. All redemptions shall be recorded on the Partnership List, which shall be amended daily on each day that the Partnership's Transfer Agent is open for business.

         (b) The Managing General Partners may suspend redemptions and defer payment of the redemption price at any time, subject to the Rules and Regulations of the Securities and Exchange Commission. The Partnership may suspend or withhold redemptions or repurchases of shares (including exchanges pursuant to Section 7.3) or redeem shares for the purpose of satisfying any tax withholding obligations under Federal or state tax laws.

      8.2 PAYMENT FOR REDEEMED SHARES. Payments for Shares redeemed or repurchased by the Partnership will be made in U.S. Dollars within seven days after receipt by the Partnership's Transfer Agent of a written redemption request in proper form as specified in Section 8.1 above. If a redemption request is received with respect to Shares for which the Partnership has not yet received good payment, the Partnership may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Shares.

   9. MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE

      9.1 RIGHTS OF LIMITED PARTNERS.

         (a) As provided in the Partnership Act, the Limited Partners shall have the right to vote together with the General Partners in accordance with the provisions of this Section 9 only upon the following matters affecting the basic structure of the Partnership, which include the voting, approval, consent or similar rights required under the 1940 Act for voting security holders:

          (i) the right to remove General Partner(s);

          (ii) the right to elect new General Partner(s), except in the circumstance where the last remaining or surviving General Partner has been removed;

          (iii) the right to approve or terminate investment advisory, underwriting and distribution contracts and plans;

          (iv) the right to ratify or reject the appointment and to terminate the employment of the independent public accountants of the Partnership;

          (v) the right to approve or disapprove the sale of all or substantially all of the assets of the Partnership;

          (vi) the right to approve the incurrence of indebtedness by the Partnership other than in the ordinary course of its operations;

          (vii) the right to approve transactions in which the General Partners have an actual or potential conflict of interest with the Limited Partners or the Partnership;

          (viii) the right to terminate the Partnership, as provided in Section 12 hereof;

          (ix) the right to elect to continue the operations of the Partnership, except in circumstances where the last remaining or surviving General Partner has been removed; and

          (x) the right to amend this Partnership Agreement, including, without limitation, the right to approve or disapprove proposed changes in the investment and operating limitations set forth in Section 3.3 and the right to approve or disapprove proposed changes in the nature of the Partnership's activities as such activities are described herein; provided, however, that no such amendment shall conflict with the 1940 Act so long as the Partnership intends to remain registered thereunder, nor affect the liability of the General Partners without their consent nor the limited liability of the Limited Partners as provided under Section 5.8 above.

      Notwithstanding the foregoing, the right of Limited Partners to vote on matters affecting the basic structure of the Partnership as designated herein shall not be construed as a requirement that all such matters be submitted to the Limited Partners for their approval or be so approved to the extent such approval is not required by the Partnership Act, the 1940 Act or this Partnership Agreement.

         (b) Notwithstanding the foregoing, no vote, approval or other consent shall be required of the Limited Partners with respect to any matter not affecting the basic structure of the Partnership, including, without limitation, the following:(i) any change in the amount or character of the contribution of any Limited Partner; (ii) any change in the procedures for the purchase or redemption of Shares, (iii) the substitution or deletion of a Limited Partner;
(iv) the admission of any additional Limited Partner; (v) the retirement, resignation, death or incompetency of a Managing General Partner; (vi) any addition to the duties or obligations of the General Partners, or any reduction in the rights or powers granted to the General Partners herein, for the benefit of the Limited Partners; (vii) the correction of any false or erroneous statement, or change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners, in this Partnership Agreement; (viii) the addition of any omitted provision or amendment of any provision to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof; or (ix) such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership.

         (c) The Limited Partners shall have no right or power to cause the termination and dissolution of the Partnership except as set forth in this Partnership Agreement. No Limited Partner shall have the right to bring an action for partition against the Partnership.

      9.2 ACTION OF THE PARTNERS. Actions which require the vote of the Limited Partners under Section 9.1 of this Partnership Agreement shall be taken at a meeting of both the General and Limited Partners, or by consent without a meeting as provided in Section 9.10. All Partners' meetings shall be held at such place as the Managing General Partners shall designate. The Partners may vote at any such meeting in person or by proxy.

      9.3 MEETINGS. Meetings of the Partnership for the purpose of taking any action which the Limited Partners are permitted to take under this Partnership Agreement may be called by a majority vote of the Managing General Partners or by Limited Partners representing 10% or more of the outstanding Shares. Written notice of such meeting shall be given in accordance with Section 9.4.

      9.4 NOTICES.

         (a) Whenever Partners are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each Partner entitled to vote at the meeting. The notice shall state the place, date, and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted.

         (b) Notice of a Partners' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the Partner at the address of the Partner appearing on the books of the Partnership or given by the Partner to the Partnership for the purpose of notice, or, if no address appears or is given, at the place where the principal executive office of the Partnership is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this subsection, executed by a General Partner, shall be prima facie evidence of the giving of the notice or report.

      If any notice or report addressed to the Partner at the address of the Partner appearing on the books of the Partnership is returned to the Partnership marked to indicate that the notice or report to the Partner could not be delivered at such address, all future notices or reports shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice or report to all other Partners.

         (c) Upon written request to the General Partners by any person entitled to call a meeting of Partners, the General Partners immediately shall cause notice to be given to the Partners entitled to vote that a meeting will be held at a time requested by the person calling the meeting, not less than ten (10), nor more than sixty (60), days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person entitled to call the meeting may give the notice.

      9.5 VALIDITY OF VOTE FOR CERTAIN MATTERS. Any Partner approval at a meeting, other than unanimous approval by those entitled to vote, with respect to the matters set forth in Section 9.1(a) shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

      9.6 ADJOURNMENT. When a Partners' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Partner of record entitled to vote at the meeting in accordance with Section 9.4.

      9.7 WAIVER OF NOTICE AND CONSENT TO MEETING. The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of the meeting, except when the person objects, at the beginning because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but not so included, if the objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any meeting of Partners need be specified in any written waiver of notice, except as provided in Section 9.6.

      9.8 QUORUM. The presence in person or by proxy of more than forty percent (40%) of the outstanding Shares on the record date for any meeting constitutes a quorum at such meeting. The Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by Partners holding a majority of the Shares then represented at such meeting (except as otherwise may be required by the 1940 Act or the Partnership Act). In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the vote of a majority in interest of the Limited Partners represented either in person or by proxy, but no other business may be transacted except as provided in this
Section 9.8. The Managing General Partners may adjourn such meeting to such time or times as determined by the Managing General Partners.

      9.9 REQUIRED VOTE. Any action which requires the vote of the Limited Partners may be taken by the General Partners with (i) the Majority Vote of the then outstanding Shares or (ii) if at a meeting, with a majority vote of those Shares present if the quorum requirements of Section 9.8 hereof have been satisfied (except as otherwise may be required by the 1940 Act or the Partnership Act); provided, however, that the admission of a General Partner shall require the affirmative vote of at least a majority of the then outstanding Shares, and provided further, that the admission of a General Partner or an election to continue the operations of the Partnership after a General Partner ceases to be a General Partner (other than by removal) when there is no remaining or surviving General Partner shall require the affirmative vote of all the Limited Partners.

      9.10 ACTION BY CONSENT WITHOUT A MEETING. Any action which may be taken at any meeting of the Partners may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Partners having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting. In the event the Limited Partners are requested to consent on a matter without a meeting, each Partner shall be given notice of the matter to be approved in the same manner as described in Section
9.4. In the event any General Partner, or Limited Partners representing 10% or more of the outstanding Shares request a meeting for the purpose of discussing or voting on the matter, notice of such meeting shall be given in accordance with Section 9.4 and no action shall be taken until such meeting is held. Unless delayed in accordance with the provisions of the preceding sentence, any action taken without a meeting will be effective ten (10) days after the required minimum number of voters have signed the consent; however, the action will be effective immediately if the General Partners and Limited Partners representing at least 90% of the Shares of the Partners have signed the consent.

      9.11 RECORD DATE.

         (a) In order that the Partnership may determine the Partners of record entitled to notices of any meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any other lawful action, the Managing General Partners, or Limited Partners representing more than 10% of the Shares then outstanding, may fix, in advance, a record date which is not more than sixty (60) or less than ten (10) days prior to the date of the meeting and not more than sixty (60) days prior to any other action. If no record date is fixed, the record date shall be determined as provided in the Partnership Act.

         (b) The determination of Partners of record entitled to notice of or to vote at a meeting of Partners shall apply to any adjournment of the meeting unless the Managing General Partners, or the Limited Partners who called the meeting, fix a new record date for the adjourned meeting, but the Managing General Partners, or the Limited Partners who called the meeting, shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

         (c) Any Holder of a Share prior to the record date for a meeting shall be entitled to vote at such meeting, provided such person becomes a Partner prior to the date of the meeting.

      9.12 PROXIES. A Partner may vote at any meeting of the Partnership by a proxy executed in writing by the Partner. All such proxies shall be filed with the Partnership before or at the time of the meeting. The law of California pertaining to corporate proxies will be deemed to govern all Partnership proxies as if they were proxies with respect to shares of a California corporation. A proxy may be revoked by the person executing the proxy in a writing delivered to the Managing General Partners at any time prior to its exercise. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

      9.13 NUMBER OF VOTES. All Shares have equal voting rights. Each Partner shall have the right to vote the number of Shares standing of record in such Partner's name as of the record date set forth in the notice of meeting.

   10. DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES

      10.1 FEES OF GENERAL PARTNERS. As compensation for services rendered to the Partnership, each Managing General Partner may be paid a fee during each year, which fee shall be fixed by the Managing General Partners. All the General Partners shall be entitled to reimbursement of reasonable expenses incurred by them in connection with their performance of their duties as General Partners. Neither payment of compensation or reimbursement of expenses to a General Partner hereunder nor payment of fees to any Affiliate of a General Partner for the performance of services to the Partnership shall be deemed a distribution for purposes of Section 10.2, nor shall any such payment affect such person's right to receive any distribution to which he would otherwise be entitled as a Holder of Shares.

      10.2 DISTRIBUTIONS OF INCOME AND GAINS. Subject to the provisions of the Partnership Act and the terms of Section 10.4 hereof, the Managing General Partners in their sole discretion shall determine the amounts, if any, to be distributed to Holders of Shares, the record date for purposes of such distributions and the time or times when such distributions shall be made. Distributions of income may be in cash (U.S. Dollars) or in additional full and fractional Shares of the Partnership, at the option of the Holder of Shares, valued at the Net Asset Value on the record date, which amount may be less than the offering price to the extent it includes any sales charges. With respect to capital gains, the Managing General Partners may determine at least annually what portion, if any, of the Partnership's capital gains will be distributed and any such distribution may be in cash or in additional full and fractional Shares of the Partnership at the Net Asset Value on the record date. Notwithstanding the foregoing, the Managing General Partners shall not be required to make any distribution of income or capital gains for any taxable year. The Managing General Partners may require that such distributions be reinvested in additional shares of the Partnership, determine that no withdrawal should be made from an account, or institute withholding of taxes pursuant to Federal or state tax laws on distributions to the extent required by law.

      10.3 ALLOCATION OF INCOME, GAINS, LOSSES, DEDUCTIONS AND CREDITS. The net income, gains, losses, deductions and credits of the Partnership shall be allocated equally among the outstanding Shares of the Partnership on a regular basis to be determined by the Managing General Partners. The net income earned by the Partnership shall consist of the interest accrued on portfolio securities, less expenses, since the most recent determination of income. Original issue discount will be amortized as an income item. Market discount and premiums will be treated as capital items except as otherwise required for Federal income tax purposes. Expenses of the Partnership will be accrued on a regular basis to be determined by the Managing General Partners. A Holder of a Share shall be allocated the proportionate part of such items actually realized by the Partnership for each such full accrual period during which such Share was owned by such Holder. A person shall be deemed to be a Holder of a Share on a specific day if he is the record holder of such Share on such day (regardless of whether or not such record holder has yet been admitted as a Partner).

      10.4 RETURNS OF CONTRIBUTIONS. Except upon dissolution of the Partnership by expiration of its terms or otherwise pursuant to Section 12 hereof (which shall be the time for return to each Partner of the value of the Shares acquired by his contributions, subject to the priorities therein), and except upon redemption of Shares of the Partnership as provided in Section 8, no Partner has the right to demand return of any part of his contribution. The Managing General Partners may, however, from time to time, elect to permit partial returns of the value of the Shares acquired by his contributions to Holders of Shares, provided that:

         (a) all liabilities of the Partnership to persons other than General and Limited Partners have been paid or, in the good faith determination of the Managing General Partners, there remains property of the Partnership sufficient to pay them; and

         (b) the Managing General Partners cause the Partnership List to be amended to reflect a reduction in contributions.

      In the event that the Managing General Partners elect to make a partial return of the value of Shares acquired by contributions to Holders of Shares, such distribution shall be made pro rata to all of the Holders of Shares in accordance with the number of Shares held by each. Each General and Limited Partner, by becoming such, consents to any such pro rata distribution therefore or thereafter duly authorized and made in accordance with such provisions and to any distribution through redemption of Shares pursuant to Section 8 above.

      10.5 CAPITAL ACCOUNTS. In addition to any capital accounts required to be maintained for accounting purposes in accordance with generally accepted accounting principles, the Partnership shall maintain two Capital Accounts for each Partner, one for book purposes and the other for tax purposes. Each such Capital Account shall be maintained in accordance with the requirements of Treasury Regulations Section 1.704-1(b). Each such Capital Account shall be credited with the Partner's capital contributions and share of profits, shall be charged with such Partner's share of losses, distributions and withholding taxes (if any) and shall otherwise appropriately reflect transactions of the Partnership and the Partners. At the end of each day, the book Capital Accounts of all Partners shall be adjusted to reflect unrealized appreciation or depreciation in the value of the Partnership's assets which accrued on that day. Further adjustments shall then be made to reflect any purchases and redemptions of Shares by the Partners. The intent of these adjustments is to achieve consistency and equivalence between book Capital Accounts and the Net Asset Value per Share used to determine the value of the Shares purchased, redeemed or liquidated in accordance with industry practice for investment partnerships such as the Partnership. Adjustments to tax Capital Accounts to take into account allocations of gains and losses realized by the Partnership for tax purposes shall be made in the manner described in Section 10.6. A Substituted Limited Partner shall be deemed to succeed to the book and tax Capital Accounts of the Partner whom such Substituted Limited Partner replaced.

      10.6 ALLOCATIONS FOR TAX PURPOSES.

         (a) General. For each fiscal year, items of income, deduction, loss or credit from normal operations (other than from the disposition or deemed disposition of assets of the Partnership) shall be allocated for income tax purposes among the Partners in proportion to the amounts distributed to them during such year pursuant to Sections 10.3 and 10.4 hereof. The Partners' tax Capital Accounts shall be adjusted to reflect allocations of such items of income, deduction, loss or credit.

         (b) Special Allocations. Allocations of gains and losses from the disposition or deemed disposition of assets of the Partnership to Partners for tax purposes shall be made in accordance with the following method which is intended to ensure that allocations for tax purposes reflect the economic experience of the Partners with respect to their interests in the Partnership:

            (i) With respect to each Partner, a daily account of unrealized appreciation/depreciation and realized gain/loss shall be maintained. Each day's net unrealized appreciation/depreciation in the assets of the Partnership and each day's net realized gains/losses of the Partnership shall be allocated to the Partners in proportion to their book Capital Account balances at the beginning of such day. Any entry of realized gain or loss into any Partner's account for net realized gains/losses shall result in an equal and offsetting adjustment to the Partner's account for net unrealized appreciation/ depreciation for that day. Purchases of Shares and partial or complete redemptions of Shares shall be regarded as occurring at the end of each day, after entries and adjustments in the Partners' accounts for net unrealized appreciation/depreciation and net realized gains/losses have been made. The amounts for each Partner's share of net unrealized appreciation/depreciation and net realized gains/losses, together with adjustments made to reflect purchases or redemptions of Shares, shall be combined to arrive at each Partner's ending book Capital Account balance for the day.

            (ii) At the end of each year, the daily amounts of net unrealized appreciation/depreciation and net realized gains/losses shall be aggregated to arrive at a total amount for net unrealized appreciation/depreciation and a total amount for net realized gains/losses for each Partner for the year. These two amounts shall be combined to arrive at each Partner's "Investment Experience." Net gains realized by the Partnership shall be allocated among the Partners whose Investment Experience is positive, and each such Partner's allocable share of such gains for tax purposes shall be equal to a fraction the numerator of which is the Partner's Investment Experience and the denominator of which is the total Investment Experience of the Partners whose Investment Experience is positive. Net losses realized by the Partnership shall be allocated among the Partners whose Investment Experience is negative, and each such Partner's allocable share of such losses shall be computed in the manner described in the previous sentence, except that the word "negative" shall be substituted for the word "positive." Each Partner's tax Capital Account shall then be adjusted to reflect such Partner's allocable share of Partnership realized gains or losses for such year. The Partners' accounts for unrealized appreciation/depreciation and net realized gains/losses, adjusted appropriately to reflect the allocation of the net gain realized or the net loss realized, shall be carried over to the next year.

            (iii) In the event of a partial or complete redemption of Shares which results in a distribution in excess of a Partner's tax Capital Account, the Partnership may make an election to adjust the basis of Partnership assets under Section 754 of the Code, and the Partnership may increase the tax basis of its Partnership assets in accordance with Section 743(b) and 755 of the Code by the difference between the amount of the distribution made to the redeeming Partner in redemption of his Shares and his tax Capital Account.

         (c) Minimum Gain Chargeback. A Partner's share of Minimum Gain shall be computed in accordance with Treasury Department Regulations Section 1.704-1(b)(4)(iv)(f). In the event that there is a net decrease in the Partnership's Minimum Gain during any taxable year and any Partner has a negative book Capital Account (after taking into account reductions for items described in paragraphs (4), (5) and (6) of book Treasury Department Regulations
Section 1.704-1(b)(2)(ii)(d)) and such negative balance exceeds the sum of (i) the amount that such Partner is obligated to restore upon liquidation of the Partnership and (ii) such Partner's share of the Minimum Gain at the end of such taxable year, such Partner shall be allocated Partnership profits for such year (and, if necessary, subsequent years) in an amount necessary to eliminate such excess negative balance as quickly as possible. Allocations of profits to such Partners having such excess negative book Capital Accounts shall be made in proportion to the amounts of such excess negative book Capital Account balances. The term "Minimum Gain" means the excess of the outstanding balances of all nonrecourse indebtedness which is secured by property of the Partnership over the adjusted basis of such property for federal income tax purposes, as computed in accordance with the provisions of Treasury Department Regulations Section 1.704-1(b)(4)(iv)(c).

         (d) Qualified Income Offset. Notwithstanding anything in Sections 10.3 and 10.6 to the contrary, in the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Department Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(d)(5) or
1.704-1(b)(2)(ii)(d)(6), items of Partnership income (including gross income) and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit balance in his book Capital Account (in excess of (i) the amount he is obligated to restore upon liquidation of the Partnership or upon liquidation of his interest in the Partnership and (ii) his share of the Minimum Gain) created by such adjustments, allocations or distributions as quickly as possible.

   11. ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST; SUBSTITUTION OF PARTNERS

      11.1 PROHIBITION ON ASSIGNMENT. Except for redemptions as provided in
Section 8, a Partner shall not have the right to sell, transfer or assign his Shares to any other person, but may pledge them as collateral.

      11.2 RIGHTS OF THE HOLDERS OF SHARES AS COLLATERAL OR JUDGMENT CREDITOR. In the event that any person who is holding Shares as collateral or any judgment creditor becomes the owner of such Shares due to foreclosure or otherwise, such person shall not have the right to be substituted as a Limited Partner, but shall only have the rights, upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Limited Partner, set forth immediately below:

     (a) To redeem the Shares in accordance with the provisions of Section 8 hereof; and

     (b) To receive any subsequent distributions made with respect to such Shares.

      Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his ownership of Shares, the owner shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent. Such owner shall be liable to return any excess distributions pursuant to Section 5.8(a). However, although such owner shall own an equity interest in the Partnership in the form of Shares, such owner shall have none of the rights or obligations of a Substituted Limited Partner unless and until he is admitted as such.

      11.3 DEATH, INCOMPETENCY, BANKRUPTCY OR TERMINATION OF THE EXISTENCE OF A PARTNER. In the event of the death or an adjudication of incompetency or bankruptcy of an individual Partner (or, in the case of a Partner that is a corporation, association, partnership, joint venture or trust, an adjudication of bankruptcy, dissolution or other termination of the existence of such Partner), the successor in interest of such Partner (including without limitation the Partner's executor, administrator, guardian, conservator, receiver or other legal representative), upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, shall have the rights set forth below:

     (a) to redeem the Shares of the Partner in accordance with the provisions of Section 8 hereof;

     (b) to receive any subsequent distributions made with respect to such Shares; and

     (c) to be substituted as a Limited Partner upon compliance with the conditions of the admission of a Limited Partner as provided in Sections 5 and 11 hereof.

      Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, the successor in interest shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent.

      11.4 SUBSTITUTED LIMITED PARTNERS.

         (a) A person shall not become a Substituted Limited Partner unless the Managing General Partners consent to such substitution (which consent may be withheld in their absolute discretion) and receive such instruments and documents (including those specified in Section 5.2), and a reasonable transfer fee as the Managing General Partners shall require.

         (b) The original Limited Partner shall cease to be a Limited Partner, and the person to be substituted shall become a Substituted Limited Partner, as of the date on which the person to be substituted has satisfied the requirements set forth above and as of the date the Partnership List is amended to reflect his admission as a Substituted Limited Partner. The Managing General Partners agree to cause such amendments to the Partnership List to be processed daily on each day that its Transfer Agent shall be open for business. Thereafter the original Limited Partner shall have no rights or obligations with respect to the Partnership insofar as the Shares transferred to the Substituted Limited Partner are concerned other than liabilities which the original Limited Partner may have had to the Partnership on the date of transfer, and the Substituted Limited Partners shall be liable to return any excess distributions pursuant to Section 5.8(a) hereof.

         (c) Unless and until a person becomes a Substituted Limited Partner, his status and rights shall be limited to the rights of a Holder of Shares pursuant to Sections 11.3(a) and 11.3(b). A Holder of Shares who does not become a Substituted Limited Partner shall have no right to inspect the Partnership's books or to vote on any of the matters on which a Limited Partner would be entitled to vote. A Holder of Shares who has become a Substituted Limited Partner has all the rights and powers, and is subject to the restrictions and liabilities of a Limited Partner under this Agreement.

         (d) Any person admitted to the Partnership as a Substituted Limited Partner shall be subject to and bound by the provisions of this Partnership Agreement as if originally a party to this Partnership Agreement.

   12 DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

      12.1 DISSOLUTION. The Partnership shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the following:

         (a) the stated term of the Partnership has expired unless the Partners by a Majority Vote have previously amended the Partnership Agreement to state a different term;

         (b) the Partnership has disposed of all of its assets;

         (c) A General Partner has ceased to be a General Partner and the remaining General Partners do not elect to continue the operations of the Partnership;

         (d) There is only one General Partner remaining and such General Partner has ceased to be a General Partner as set forth in Section 4.8; provided, however, that if the last remaining or surviving General Partner ceases to be a General Partner other than by removal, the Limited Partners may agree by unanimous vote to continue the operations of the Partnership and to admit one or more General Partners in accordance with the Partnership Agreement;

         (e) a decree of judicial dissolution has been entered by a court of competent jurisdiction; or

         (f) the Partners by a Majority Vote have voted to dissolve the Partnership.

      12.2 LIQUIDATION.

         (a) In the event of dissolution as provided in Section 12.1, the assets of the Partnership shall be distributed as follows:

            (i) all of the Partnership's debts and liabilities to persons (including Partners to the extent permitted by law) shall be paid and discharged, and any reserve deemed necessary by the Managing General Partners for the payment of such debts shall be set aside; and

            (ii) the balance of the assets of the Partnership (and any reserves not eventually used to satisfy debts of the Partnership) shall be liquidated and distributed pro rata to the Partners in accordance with the number of Shares held by each.

         (b) Upon dissolution, each Partner shall look solely to the assets of the Partnership for the return of his capital contribution and shall be entitled to receive only a distribution of a pro rata share of Partnership property and assets, as provided in Section 12.2 (a). If the Partnership property remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the capital contribution of each Limited Partner, such Limited Partner shall have no recourse against any General Partner, the assets of any other partnership of which any General Partner is a partner, or any other Limited Partner. The winding up of the affairs of the Partnership and the distribution of its assets shall be conducted exclusively by the Managing General Partners, who are authorized to do any and all acts and things authorized by law for these purposes. In the event of dissolution where there is no remaining General Partner, and there is a failure to appoint a new General Partner, the winding up of the affairs of the Partnership and the distribution of its assets shall be conducted by such person as may be selected by Majority Vote, which person is hereby authorized to do any and all acts and things authorized by law for these purposes.

      12.3 TERMINATION. Upon the completion of the distribution of Partnership assets as provided in this Section and the termination of the Partnership, the General Partner(s) or other person acting as liquidator (or the Limited Partners, if necessary) shall cause the Certificate of Limited Partnership of the Partnership to be cancelled and shall take such other actions as may be necessary to legally terminate the Partnership.

   13. BOOKS, RECORDS, ACCOUNTS AND REPORTS

      13.1 BOOKS AND RECORDS.

         (a) The Partnership shall continuously maintain an office in the State of California, at which the following books and records shall be kept:

            (i) A Partnership List (or copy thereof) which shall be a current list of the full name and last known business or residence address of each Partner, set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner, which list shall separately identify the interests of General and Limited Partners.

            (ii) A copy of the Certificate of Limited Partnership and all certificates of amendments thereto, together with executed copies of any powers of attorney pursuant to which any such certificate has been executed.

            (iii) Copies of the Partnership's Federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years.

            (iv) Copies of this Partnership Agreement and all amendments thereto.

            (v) Financial statements of the Partnership for the six most recent fiscal years.

            (vi) The Partnership's books and records for at least the current and past three fiscal years.

         (b) The Partnership shall also maintain at its principal office such additional books and records as are necessary for the operation of the Partnership.

      13.2 LIMITED PARTNERS' RIGHTS TO RECORDS.

         (a) Upon the request of a Limited Partner, the Managing General Partners shall promptly deliver to the Limited Partner, at the Partnership's expense, a copy of the items set forth in Section 13.1(a)(i), (ii) and (iv), provided, however, that such books and records and the information contained therein shall be treated as confidential and that such access shall be for proper Partnership purposes only and not for the private or commercial use of any Partner and further provided that the Partnership may require a Partner to enter into an undertaking to that effect.

         (b) Each Limited Partner shall have the right upon reasonable request to each of the following:

            (i) To inspect and copy during normal business hours, at the Limited Partner's expense, any of the Partnership's records required to be kept pursuant to the Partnership Act.

            (ii) To obtain from the Managing General Partners promptly after becoming available, at the Limited Partner's expense, a copy of any Federal, state and local income tax or information returns required to be filed by the Partnership for each year.

         (c) The Managing General Partners shall promptly furnish to a Limited Partner a copy of any amendment to this Partnership Agreement executed by the Managing General Partners pursuant to a power of attorney from the Limited Partner.

         (d) The Managing General Partners shall send to each Partner within ninety (90) days after the end of each taxable year such information as is necessary to complete Federal and state income tax or information returns or such information as is required by the Tax Code.

         (e) At any time that the Partnership shall have more than 35 Limited
Partners:

            (i) The Managing General Partners shall cause an annual report to be sent to each of the Partners not later than 120 days after the close of the Partnership's fiscal year. That report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year.

            (ii) Limited Partners representing at least 5% of the outstanding Shares of the Partnership may make a written request to the Managing General Partners for an income statement of the Partnership for the initial three-month, six-month or nine-month period of the current fiscal year ended more than thirty
(30) days prior to the date of the request and a balance sheet of the Partnership as of the end of that period. The statement shall be delivered or mailed to the Limited Partners within thirty (30) days thereafter.

            (iii) The financial statements referred to in this subsection shall be accompanied by the report thereon, if any, of the independent accountants engaged by the Partnership or, if there is no such report, the certificate of the Managing General Partners that such financial statements were prepared without audit from the books and records of the Partnership.

         (f) The Managing General Partners shall cause to be transmitted to each Partner such other reports and information as shall be required by the 1940 Act, the Partnership Act or the Tax Code.

      13.3 ACCOUNTING BASIS AND FISCAL YEAR. The Partnership's books and records
(i) shall be kept on a basis chosen by the Managing General Partners in accordance with the accounting methods followed by the Partnership for Federal income tax purposes and otherwise in accordance with generally accepted accounting principles applied in a consistent manner, (ii) shall reflect all Partnership transactions, (iii) shall be appropriate and adequate for the Partnership's business and for the carrying out of all provisions of this Partnership Agreement, and (iv) shall be closed and balanced at the end of each Partnership fiscal year. The fiscal year of the Partnership shall be the calendar year.

      13.4 TAX RETURNS. The Managing General Partners, at the Partnership's expense, shall cause to be prepared any income tax or information returns required to be made by the Partnership and shall further cause such returns to be timely filed with the appropriate authorities.

      13.5 FILINGS WITH REGULATORY AGENCIES. The Managing General Partners, at the Partnership's expense, shall cause to be prepared and timely filed with appropriate Federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then current applicable laws, rules and regulations.

      13.6 TAX MATTERS AND NOTICE PARTNER. The Managing General Partners shall designate one or more General Partners as the "Tax Matters Partner" and the "Notice Partner" of the Partnership in accordance with Sections 6231(a)(7) and
(8) of the Tax Code, and each such Partner shall have no personal liability arising out of his good faith performance of his duties in such capacity. The "Tax Matters Partner" is authorized, at the Partnership's sole cost and expense, to represent and to retain legal counsel and accounting assistance to represent the Partnership and each Limited Partner in connection with all examinations of the Partnership affairs by tax authorities, including any resulting administrative and judicial proceedings. Each Limited Partner agrees to cooperate with the Managing General Partners and to do or refrain from doing any and all things reasonably required by the Managing General Partners to conduct such proceeding. The Managing General Partners shall have the right to settle any audits without the consent of the Limited Partners.

   14. AMENDMENTS OF PARTNERSHIP DOCUMENTS

      14.1 AMENDMENTS IN GENERAL. Except as otherwise provided in this Partnership Agreement, the Partnership Agreement may be amended only by the General Partners.

      14.2 AMENDMENTS WITHOUT CONSENT OF LIMITED PARTNERS. In addition to any amendments otherwise authorized herein and except as otherwise provided, amendments may be made to this Partnership Agreement from time to time by the General Partners without the consent of any of the Limited Partners, including, without limitation, amendments: (i) to reflect the retirement, resignation, death or incompetency of a Managing General Partner; (ii) to add to the duties or obligations of the General Partners, or to surrender any right or power granted to the General Partners herein, for the benefit of the Limited Partners;
(iii) to correct any false or erroneous statement, or to make a change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners; (iv) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (v) to make such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership, as now or hereafter in effect.

      14.3 AMENDMENTS NEEDING CONSENT OF AFFECTED PARTNERS. Notwithstanding any other provision of this Partnership Agreement, without the consent of the Partner or Partners to be affected by any amendment to this Agreement, this Agreement may not be amended to (i) convert a Limited Partner's interest into a General Partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter the interest of a Partner in income, gain, loss, deductions, credits, and distributions other than by purchase or redemption of Shares, or (iv) increase, add or alter any obligation of any Limited Partner.

      14.4 AMENDMENTS TO CERTIFICATE OF LIMITED PARTNERSHIP.

         (a) The Managing General Partners shall cause to be filed with the Secretary of State, within thirty (30) days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following events:

            (i) A change in the name of the Partnership.

            (ii) A change in either of the following:

               (A) The street address of the Partnership's principal executive office.

               (B) If the principal executive office is not in California, the street address of an office in California.

            (iii) A change in the address of or the withdrawal of any of the General Partners, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process.

            (iv) The admission of a new General Partner and that Partner's address.

            (v) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership.

         (b) Any Certificate of Limited Partnership filed or recorded in jurisdictions other than California shall be amended as required by applicable law.

         (c) The Certificate of Limited Partnership may also be amended at any time in any other manner deemed appropriate by the General Partner.

      14.5 AMENDMENTS AFTER CHANGE OF LAW. This Agreement and any other Partnership documents may be amended and refiled, if necessary, by the Managing General Partners without the consent of the Limited Partners if there occurs any change that permits or requires an amendment of this Agreement under the Act or of any other Partnership document under applicable law, so long as no Partner is adversely affected (or consent is given by such Partner).

   15. MISCELLANEOUS PROVISIONS

      15.1 NOTICES.

         (a) Any written notice, offer, demand or communication required or permitted to be given by any provision of this Partnership Agreement, unless otherwise specified herein, shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by first class mail addressed (i) if to a General Partner, to the principal place of business and office of the Partnership specified in this Agreement and (ii) if to a Limited Partner, to such Limited Partner's address as set forth in the Partnership List; provided, however, that notice given by any other means shall be deemed sufficient if actually received by the party to whom it is directed.

         (b) Any such notice that is sent by first class mail shall be deemed to be given two (2) days after the date on which the same is mailed.

         (c) The Managing General Partners may change the Partnership's address for purposes of this Partnership Agreement by giving written notice of such change to the Limited Partners, and any Limited Partner may change his address for purposes of this Partnership Agreement by giving written notice of such change to the Managing General Partners, in the manner herein provided for the giving of notices.

      15.2 SECTION HEADINGS. The Section headings in this Partnership Agreement are inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Partnership Agreement or any of the provisions hereof.

      15.3 CONSTRUCTION. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. If any language is stricken or deleted from this Partnership Agreement, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom. The language in all parts of this Partnership Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the General Partners or the Limited Partners.

      15.4 SEVERABILITY. If any covenant, condition, term or provision of this Partnership Agreement is illegal, or if the application thereof to any person or in any circumstance shall to any extent be judicially determined to be invalid or unenforceable, the remainder of this Partnership Agreement, or the application of such covenant, condition, term or provision to persons or in circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining covenant, condition, term and provision of this Partnership Agreement shall be valid and enforceable to the fullest extent permitted by law.

      15.5 GOVERNING LAW. This Partnership Agreement shall be construed and enforced in accordance with, and governed by, California law.

      15.6 COUNTERPARTS. This Partnership Agreement may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Partnership Agreement.

      15.7 ENTIRE AGREEMENT. This Partnership Agreement and the separate subscription agreements of each Limited Partner and General Partner constitute the entire agreement of the parties as to the subject matter hereof. All prior agreements among the parties as to the subject matter hereof, whether written or oral, are merged herein and shall be of no force or effect. This Partnership Agreement cannot be changed, modified or discharged orally but only by an agreement in writing. There are no representations, warranties, or agreements other than those set forth in this Partnership Agreement and such separate subscription agreements, if any.

      15.8 CROSS-REFERENCES. All cross-references in this Partnership Agreement, unless specifically directed to another agreement or document, refer to provisions in this Partnership Agreement.

      15.9 POWER OF ATTORNEY TO THE GENERAL PARTNERS.

         (a) Each Partner hereby makes, constitutes and appoints each Managing General Partner and any person designated by the Managing General Partners, with full substitution, his agent and attorney-in-fact in his name, place and stead, to take any and all actions and to make, execute, swear to and acknowledge, amend, file, record and deliver the following documents and any other documents deemed by the Managing General Partners necessary for the operations of the
Partnership: (i) any Certificate of Limited Partnership or Certificate of Amendment thereto, required or permitted to be filed on behalf of the Partnership, and any and all certificates as necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners thereof have limited liability in the states where the Partnership may be conducting activities, and all instruments which effect a change or modification of the Partnership in accordance with this Partnership Agreement;
(ii) this Partnership Agreement and any amendments thereto in accordance with this Partnership Agreement; (iii) any other instrument which is now or which may hereafter be required or advisable to be filed for or on behalf of the Partnership; (iv) any document which may be required to effect the continuation of the Partnership, the admission of an additional Limited Partner or Substituted Limited Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination is in accordance with the terms of this Partnership Agreement), or to reflect any reductions or additions in the amount of the contributions of Partners, in each case having the power to execute such instruments on his behalf, whether the undersigned approved of such action or not; (v) any document containing any investment representations and/or representations relating to citizenship, residence and tax status required by any state or Federal law or regulation in connection with an investment by the Partnership; and (iv) any tax elections.

         (b) This Power of Attorney is a special Power of Attorney coupled with an interest, and shall not be revoked and shall survive the transfer by any Limited Partner of all or part of his interest in the Partnership and, being coupled with an interest, shall survive the death or disability or cessation of the existence as a legal entity of any Limited Partner; except that where the successor in interest has been approved by said attorney for admission to the Partnership as a Substituted Limited Partner, this Power of Attorney shall survive the transfer for the sole purpose of enabling said attorney to execute, acknowledge and file any instrument necessary to effectuate such substitution.

         (c) Each Limited Partner hereby gives and grants to his said attorney under this Power of Attorney full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in or in connection with this Power of Attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his said attorney shall lawfully do or cause to be done by virtue of this Power of Attorney.

         (d) The existence of this Power of Attorney shall not preclude execution of any such instrument by the undersigned individually on any such matter. A person dealing with the Partnership may conclusively presume and rely on the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry.

         (e) The appointment of each Managing General Partner and each designee of that General Partner as attorney-in-fact pursuant to this power of attorney automatically shall terminate as to such person at such time as he ceases to be a General Partner and from such time shall be effective only as to the substitute General Partner admitted in accordance with this Partnership Agreement and his designees.

      15.10 FURTHER ASSURANCES. The Limited Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Partnership Agreement.

      15.11 SUCCESSORS AND ASSIGNS. Subject in all respects to the limitations on transferability contained herein, this Partnership Agreement shall be binding upon, and shall inure to the benefit of, the heirs, administrators, personal representatives, successors and assigns of the respective parties hereto.

      15.12 WAIVER OF ACTION FOR PARTITION. Each of the parties hereto irrevocably waives during the term of the Partnership and during the period of its liquidation following any dissolution, any right that he may have to maintain any action for partition with respect to any of the assets of the Partnership.

      15.13 CREDITORS. None of the provisions of this Partnership Agreement shall be for the benefit of or enforceable by any of the creditors of the Partnership or the Partners.

      15.14 REMEDIES. The rights and remedies of the Partners hereunder shall not be mutually exclusive, and the exercise by any Partner of any right to which he is entitled shall not preclude the exercise of any other right he may have.

      15.15 CUSTODIAN. All assets of the Partnership shall be held by a custodian meeting the requirements of the 1940 Act, and may be registered in the name of the Partnership or such custodian or nominee.The terms of the custodian agreement shall be determined by the Managing General Partners.

      15.16 USE OF NAME "FRANKLIN." Franklin Partners, Inc., as the initial Non-Managing General Partner, on behalf of its parent, Franklin Resources, Inc., hereby consents to the use by the Partnership of the name "Franklin" as part of the Partnership's name; provided, however, that such consent shall be conditioned upon the employment of Franklin Resources, Inc. or one of its affiliates as an investment adviser of the Partnership. The name "Franklin" or any variation thereof may be used from time to time in other connections and for other purposes by Franklin Resources, Inc. and its affiliates and other investment companies that have obtained consent to use the name "Franklin." Franklin Resources, Inc. and its affiliates shall have the right to require the Partnership to cease using the name "Franklin" as part of the Partnership's name if the Partnership ceases, for any reason, to employ Franklin Resources, Inc. or one of its affiliates as its investment adviser. Future names adopted by the Partnership for itself, insofar as such names include identifying words requiring the consent of Franklin Resources, Inc. or one of its affiliates, shall be the property of Franklin Resources, Inc. and its affiliates and shall be subject to the same terms and conditions.

      15.17 AUTHORITY. Each individual executing this Agreement on behalf of a partnership, corporation, or other entity warrants that he is authorized to do so and that this agreement will constitute the legal binding obligation of the entity which he represents.

      15.18 SIGNATURES. The signature of a Managing General Partners or an Officer or agent of the Partnership duly appointed by the Managing General Partners shall be sufficient to bind the Partnership to any agreement or on any document, including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of any assets.

      15.19 ARBITRATION. The parties hereby submit all controversies, claims and matters of difference to arbitration before a single arbitrator in San Francisco, California, according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. Without limiting the generality of the foregoing, the following shall be considered controversies for this purpose: (a) all questions relating to the breach of any obligation, warranty, agreement or condition hereunder; (b) failure of any party to deny or reject a claim or demand of any other party; and (c) all questions as to whether the right to arbitrate any question exists. Arbitration may proceed in the absence of any party if written notice (pursuant to the American Arbitration Association's rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by California statute. All awards may be filed with the Clerk of the Superior Court in San Francisco, California, as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the clerk of one or more other courts, state or Federal, having jurisdiction over the party against whom such an award is rendered or his property.


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                             FRANKLIN TAX-ADVANTAGED
                           HIGH YIELD SECURITIES FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                DATED MAY 1, 1987
                    AS AMENDED APRIL 28, 1988 AND MAY 1, 1991

                                  APPENDIX "B"

                                TABLE OF CONTENTS

                                                                            PAGE

1.   GENERAL PROVISIONS
     1.1  Formation .....................................................   B-2
     1.2  Name and Place of Business ....................................   B-2
     1.3  Term ..........................................................   B-2
     1.4  Agent for Service of Process ..................................   B-2
     1.5  Certificate of Limited Partnership ............................   B-2
     1.6  Other Acts/Filings ............................................   B-2

2.   DEFINITIONS ........................................................   B-2
     2.1  Affiliate .....................................................   B-2
     2.2  Capital Account ...............................................   B-2
     2.3  General Partner ...............................................   B-2
     2.4  Holder of Record or Holder of a Share .........................   B-3
     2.5  Limited Partner ...............................................   B-3
     2.6  Majority Vote .................................................   B-3
     2.7  Managing General Partner ......................................   B-3
     2.8  Net Asset Value (per Share) ...................................   B-3
     2.9  Non-Managing General Partner ..................................   B-3
     2.10 Officers ......................................................   B-3
     2.11 Persons .......................................................   B-3
     2.12 Partners ......................................................   B-3
     2.13 Partnership ...................................................   B-3
     2.14 Partnership Act ...............................................   B-3
     2.15 Partnership Group .............................................   B-3
     2.16 Partnership List ..............................................   B-3
     2.17 Registration Statement ........................................   B-3
     2.18 Secretary of State ............................................   B-3
     2.19 Share (including fractional Shares) ...........................   B-3
     2.20 Substituted Limited Partner ...................................   B-3
     2.21 Tax Code ......................................................   B-3
     2.22 Transfer Agent ................................................   B-3
     2.23 1940 Act ......................................................   B-4

3.   ACTIVITIES AND PURPOSE .............................................   B-4
     3.1  Operating Policy ..............................................   B-4
     3.2  Investment Objectives .........................................   B-4
     3.3  Investment and Operating Limitations ..........................   B-4
     3.4  Other Authorized Activities ...................................   B-4

4.   GENERAL PARTNERS ...................................................   B-5
     4.1  Identity and Number ...........................................   B-5
     4.2  Managing and Non-Managing General Partners ....................   B-5
     4.3  General Partners' Contributions ...............................   B-5
     4.4  Management and Control ........................................   B-5
     4.5  Action by the Managing General Partners .......................   B-6
     4.6  Limitations of the Authority of the Managing General Partners .   B-6
     4.7  Right of General Partners to Become Limited Partners ..........   B-7
     4.8  Termination of a General Partner ..............................   B-7
     4.9  Additional or Successor General Partners ......................   B-7
     4.10 Liability to Limited Partners .................................   B-8
     4.11 Assignment and Substitution ...................................   B-8
     4.12 No Agency .....................................................   B-8
     4.13 Reimbursement and Compensation ................................   B-8
     4.14 Indemnification ...............................................   B-8

5.   LIMITED PARTNERS ...................................................   B-9
     5.1  Identity of Limited Partners ..................................   B-9
     5.2  Admission of Limited Partners .................................   B-9
     5.3  Contributions of the Limited Partners .........................   B-9
     5.4  Additional Contributions of Limited Partners ..................  B-10
     5.5  Use of Contributions ..........................................  B-10
     5.6  Redemption by Limited Partners ................................  B-10
     5.7  Minimum Contribution and Mandatory Redemption .................  B-10
     5.8  Limited Liability .............................................  B-10
     5.9  No Power to Control Operations ................................  B-11
     5.10 Tax Responsibility ............................................  B-11

6.   SHARES OF PARTNERSHIP INTEREST .....................................  B-11

7.   PURCHASE AND EXCHANGE OF SHARES ....................................  B-11
     7.1  Purchase of Shares ............................................  B-11
     7.2  Net Asset Value ...............................................  B-11
     7.3  Exchange of Shares ............................................  B-11

8.   REDEMPTION OR REPURCHASE OF SHARES .................................  B-11
     8.1  Redemption of Shares ..........................................  B-11
     8.2  Payment for Redeemed Shares ...................................  B-12

9.   MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE ................  B-12
     9.1  Rights of Limited Partners ....................................  B-12
     9.2  Action of the Partners ........................................  B-13
     9.3  Meeting .......................................................  B-13
     9.4  Notices .......................................................  B-13
     9.5  Validity of Vote for Certain Matters ..........................  B-14
     9.6  Adjournment ...................................................  B-14
     9.7  Waiver of Notice and Consent to Meeting .......................  B-14
     9.8  Quorum ........................................................  B-14
     9.9  Required Vote .................................................  B-14
     9.10 Action by Consent Without a Meeting ...........................  B-14
     9.11 Record Date ...................................................  B-15
     9.12 Proxies .......................................................  B-15
     9.13 Number of Votes ...............................................  B-15

10.  DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES .................  B-15
     10.1 Fees of General Partners ......................................  B-15
     10.2 Distributions of Income and Gains .............................  B-15
     10.3 Allocation of Income, Gains, Losses, Deductions and Credits ...  B-16
     10.4 Returns of Contributions ......................................  B-16
     10.5 Capital Accounts ..............................................  B-16
     10.6 Allocations for Tax Purposes ..................................  B-16

11.  ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST;

 SUBSTITUTION OF PARTNERS ...............................................  B-18
     11.1 Prohibition on Assignment .....................................  B-18
     11.2 Rights of the Holders of Shares as Collateral or Judgment Creditor
     B-18
     11.3 Death, Incompetency, Bankruptcy or Termination of the Existence of a
     Partner ............................................................  B-18
     11.4 Substituted Limited Partners ..................................  B-18

12.  DISSOLUTION AND TERMINATION OF THE PARTNERSHIP .....................  B-19
     12.1 Dissolution ...................................................  B-19
     12.2 Liquidation ...................................................  B-19
     12.3 Termination ...................................................  B-20

13.  BOOKS, RECORDS, ACCOUNTS AND REPORTS ...............................  B-20
     13.1 Books and Records .............................................  B-20
     13.2 Limited Partners' Rights to Records ...........................  B-20
     13.3 Accounting Basis and Fiscal Year ..............................  B-21
     13.4 Tax Returns ...................................................  B-21
     13.5 Filings with Regulatory Agencies ..............................  B-21
     13.6 Tax Matters and Notice Partner ................................  B-21

14.  AMENDMENTS OF PARTNERSHIP DOCUMENTS ................................  B-21
     14.1 Amendments in General .........................................  B-21
     14.2 Amendments Without Consent of Limited Partners ................  B-21
     14.3 Amendments Needing Consent of Affected Partners ...............  B-22
     14.4 Amendments to Certificate of Limited Partnership ..............  B-22
     14.5 Amendments After Change of Law ................................  B-22

15.  MISCELLANEOUS PROVISIONS ...........................................  B-22
     15.1 Notices .......................................................  B-22
     15.2 Section Headings ..............................................  B-22
     15.3 Construction ..................................................  B-23
     15.4 Severability ..................................................  B-23
     15.5 Governing Law .................................................  B-23
     15.6 Counterparts ..................................................  B-23
     15.7 Entire Agreement ..............................................  B-23
     15.8 Cross-References ..............................................  B-23
     15.9 Power of Attorney to the General Partners .....................  B-23
     15.10Further Assurances.............................................  B-24
     15.11Successors and Assigns.........................................  B-24
     15.12Waiver of Action for Partition.................................  B-24
     15.13Creditors......................................................  B-24
     15.14Remedies.......................................................  B-24
     15.15Custodian......................................................  B-24
     15.16Use of Name "Franklin".........................................  B-24
     15.17Authority......................................................  B-24
     15.18Signatures.....................................................  B-24
     15.19Arbitration....................................................  B-25


                 FRANKLIN TAX-ADVANTAGED HIGH YIELD SECURITIES FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

      This AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP ("Partnership Agreement") is entered into as of this 1st day of May, 1987 by and among the undersigned individuals, as Managing General Partners; FRANKLIN PARTNERS, INC., a California corporation, as Non-Managing General Partner (collectively, the "General Partners"); and each of the persons identified on the Partnership List of the Partnership as limited partners (the "Limited Partners").

      This Partnership Agreement amends and restates in its entirety the Agreement of Limited Partnership dated as of January 20, 1987.

   1. GENERAL PROVISIONS

      1.1 FORMATION. The parties hereby agree to continue the limited partnership (the "Partnership") under the terms and conditions set forth below pursuant to the California Revised Limited Partnership Act (the "Partnership Act").

      1.2 NAME AND PLACE OF BUSINESS. The name of the Partnership is Franklin Tax-Advantaged High Yield Securities Fund (a California limited partnership), or such other name as shall be selected from time to time by the Managing General Partners upon notice to the Limited Partners. The principal place of business of the Partnership shall be 777 Mariners Island Boulevard, San Mateo, California 94404, or such other place or places as the Managing General Partners may deem necessary or desirable to the conduct of the Partnership's activities, including places or the conduct of activities relating to its investments, the location and holding of its assets, the execution of its portfolio transactions and other operations.

      1.3 TERM. The term of the Partnership commenced upon the filing of the Certificate of Limited Partnership with the Secretary of State on January 27, 1987 and shall continue until the 31st day of December, 2050, unless terminated earlier in accordance with the provisions of this Partnership Agreement.

     1.4 AGENT FOR SERVICE OF PROCESS. The agent for service of process on the Partnership in California is Murray L. Simpson, Esq. or such other eligible California resident individual or corporation qualified to act as an agent for service of process as the Managing General Partners shall designate.

      1.5 CERTIFICATE OF LIMITED PARTNERSHIP. The Managing General Partners have caused a Certificate of Limited Partnership to be filed with the Secretary of State in accordance with the terms of the Partnership Act.

      1.6 OTHER ACTS/FILINGS. The Partners shall from time to time execute or cause to be executed all such certificates, fictitious business name statements, and other documents, and do or cause to be done all such filings, recordings, publishings, and other acts as the Managing General Partners may deem necessary or appropriate to comply with the requirements of law for the formation and operation of the Partnership in all jurisdictions in which the Partnership shall desire to conduct its activities.

   2. DEFINITIONS

      When used in this Partnership Agreement the following terms shall have the meanings set forth below:

      2.1 AFFILIATE. "Affiliate" shall mean: (i) any person directly or indirectly controlling, controlled by or under common control with another person; (ii) a person owning or controlling 10% or more of the outstanding securities of that other person; (iii) any officer, director or partner of that other person; and (iv) if that other person is an officer, director or partner, any company for which that person acts in any such capacity (person shall include any natural person, partnership, corporation, association or other legal entity).

     2.2 CAPITAL ACCOUNTS. The accounts maintained for each Partner in accordance with Section 10.5 hereof.

     2.3 GENERAL PARTNER. Each of the initial General Partners designated in the Preamble and any other person or entity who shall hereafter become a General Partner.

      2.4 HOLDER OF RECORD OR HOLDER OF A SHARE.

         (a) a General Partner;

         (b) a Limited Partner if he or it has not redeemed or transferred all of his (its) Shares of the Partnership pursuant to Sections 8 or 11;

         (c) a purchaser of a Share or Shares of the Partnership who has made good payment to the Partnership and who has not redeemed all his Shares; or

         (d) the successor in interest of a Partner under Section 11.

      2.5 LIMITED PARTNER. The original Limited Partner and all other persons who shall hereafter be admitted to the Partnership as additional Limited Partners or Substituted Limited Partners, except those persons who:

         (a) have redeemed all Shares of the Partnership owned by them and such redemption has been reflected in the Partnership List; or

         (b) have been replaced by a Substituted Limited Partner to the extent of their entire Limited Partnership Interest. Reference to a "Limited Partner" shall mean any one of the Limited Partners.

      2.6 MAJORITY VOTE. The affirmative vote of the lesser of (i) 67% or more of the Shares represented at a meeting and entitled to vote if more than 50% of the then outstanding shares are present or represented by proxy, or (ii) more than 50% of the then outstanding Shares entitled to vote.

      2.7 MANAGING GENERAL PARTNER. Each General Partner who is an individual.

      2.8 NET ASSET VALUE (PER SHARE). The value (in U.S. Dollars) of a Share as determined in accordance with Section 7.2 hereof.

      2.9 NON-MANAGING GENERAL PARTNER. Each General Partner that is not an individual (i.e., any General Partner that is a corporation, association, partnership, joint venture or trust).

      2.10 OFFICERS. Those persons designated by the Managing General Partners to perform administrative and operational functions on behalf of the Managing General Partners.

      2.11 PERSON. An individual, partnership, joint venture, association, corporation or trust.

      2.12 PARTNERS. Collectively, the General Partners and the Limited Partners. "Partner" means any one of the Partners.

      2.13 PARTNERSHIP. The limited partnership created and continued by this Partnership Agreement.

      2.14 PARTNERSHIP ACT. The California Revised Limited Partnership Act (Chapter 3 of Title 2 of the Corporations Code of California) as such Act may be amended from time to time.

     2.15 PARTNERSHIP GROUP. All other limited partnerships organized under the Partnership Act of which Franklin Resources, Inc. or any parent, subsidiary or affiliate of Franklin Resources, Inc. is a General Partner and which are registered under the 1940 Act as open-end management investment companies.

     2.16 PARTNERSHIP LIST. A current list of all the Partners containing the information specified in Section 13.1(a)(i) hereof.

      2.17 REGISTRATION STATEMENT. The Registration Statement on Form N-1A, registering the Shares of the Partnership under the Securities Act of 1933 and the 1940 Act, as such Registration Statement may be amended from time to time.

      2.18 SECRETARY OF STATE. The Secretary of State of the State of
California.

     2.19 SHARE (INCLUDING FRACTIONAL SHARES). A partnership interest in the Partnership. Reference to "Shares" shall be to more than one Share.

     2.20 SUBSTITUTED LIMITED PARTNER. A successor in interest of a Limited Partner who has complied with the conditions set forth in Section 11.

     2.21 TAX CODE. The Internal Revenue Code of 1986 or corresponding provisions of subsequent revenue laws, and all regulations, rulings and other promulgations or judicial decisions thereunder.

     2.22 TRANSFER AGENT. The person appointed by the Managing General Partners to be primarily responsible for maintaining the Partnership List and certain other records of the Partnership.

     2.23 1940 Act. The Investment Company Act of 1940, as amended, or as it may hereafter be amended, and the Rules and Regulations thereunder.

   3. ACTIVITIES AND PURPOSE

     3.1 OPERATING POLICY. The Partnership will be authorized and empowered to operate and will operate as an open-end, diversified management investment company registered pursuant to the 1940 Act.

      3.2 INVESTMENT OBJECTIVES. Subject to the limitations set forth in this Partnership Agreement, the investment objective of the Partnership shall be to invest and reinvest its assets in investment securities which shall consist primarily, but not necessarily exclusively, of debt securities.

      3.3 INVESTMENT AND OPERATING LIMITATIONS. The following additional fundamental policies and investment restrictions have been adopted by the Partnership and cannot be changed except by Majority Vote. These investment restrictions provide that the Partnership may not:

         (a) With respect to at least 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment
(i) more than 5% of the total assets of the Partnership would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Partnership.

         (b) Make loans to others, except through the purchase of debt securities in accordance with its investment objectives and policies or to the extent the entry into a repurchase agreement is deemed to be a loan.

         (c) (i) Borrow money, except temporarily from a bank for extraordinary or emergency purposes and then not in excess of 5% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings.

            (ii) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         (d) Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Partnership from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.)

         (e) Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

         (f) Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the General Partners or Officers of the Partnership or its investment adviser(s) own beneficially more than of 1%, and such General Partners or Officers holding more than of 1% together own beneficially more than 5% of the issuer's securities.

         (g) Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation.

         (h) Purchase or sell commodities or commodity contracts or invest in puts, calls, straddles or spread options. (Does not preclude authorized transactions in foreign currencies.)

         (i) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

         (j) Invest more than 10% of its assets in securities with legal or contractual restrictions or which are not readily marketable (except for permissible transactions in repurchase agreements).

         (k) Invest in any issuer for purposes of exercising control or management.

      3.4 OTHER AUTHORIZED ACTIVITIES. Subject to the limitations set forth in this Partnership Agreement, the Partnership shall have the power to purchase and sell securities, issue evidences of indebtedness in connection with Partnership business, to join or become a partner in limited or general partnerships and to do any and all other things and acts, and to exercise any and all of the powers that a natural person could do or exercise and which now or hereafter may be lawfully done or exercised by a limited partnership.

   4. GENERAL PARTNERS

      4.1 IDENTITY AND NUMBER. The names of the General Partners and their last known business or residence address shall be set forth in the Certificate of Limited Partnership, as it may be amended from time to time; this same information, together with the amounts of the contributions of each General Partner and their current Share ownership, shall be set forth in alphabetical order in the Partnership List. The General Partners shall be identified as such on the Partnership List and also shall be identified separately as Managing General Partners or Non-Managing General Partners. The Managing General Partners may from time to time recommend to the Partners that additional persons be admitted as General Partners; provided, however, that if at any time following the effective date of the Partnership's Registration Statement the number of Managing General Partners is reduced to less than three, the remaining Managing General Partners shall, within 120 days, call a meeting of Partners for the purpose of electing an additional Managing General Partner or Managing General Partners so as to restore the number of Managing General Partners to at least three.

      4.2 MANAGING AND NON-MANAGING GENERAL PARTNERS. Only individuals may act as Managing General Partners, and all General Partners who are individuals shall act as Managing General Partners. Any General Partner that is a corporation, association, partnership, joint venture or trust shall act as a Non-Managing General Partner. Except as provided in Section 4.4 hereof, a Non-Managing General Partner as such shall take no part in the management, conduct or operation of the Partnership's activities and shall have no authority to act on behalf of the Partnership or to bind the Partnership. All General Partners, including Managing and Non-Managing General Partners, shall be subject to election and removal by the Partners as hereinafter provided.

      4.3 GENERAL PARTNERS' CONTRIBUTIONS.

         (a) Each General Partner, as such, shall make a contribution of cash to the Partnership sufficient to purchase at least one Share and shall continue to own unencumbered at least one such Share at all times while serving as a General Partner. The amount contributed by each General Partner shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges. The amount of such contributions and the number of Shares owned by each General Partner shall be set forth in the Partnership List.

         (b) The Non-Managing General Partner shall, in its capacity as such Non-Managing General Partner, be obligated to contribute to the Partnership through the purchase of Shares from time to time amounts sufficient to enable the General Partners in the aggregate, to maintain in their capacities as General Partners an interest in each material item of Partnership income, gain, loss, deduction or credit equal to at least 1% of each such item at all times during the existence of the Partnership. If upon termination of the Partnership, the General Partners have a negative balance in their Capital Accounts, they shall in their capacity as General Partners be obligated to make additional capital contributions in cash equal to the lesser of (i) the negative balance in their Capital Accounts or (ii) the amount, if any, by which 1.01% of the total capital contributions of the Limited Partners exceeds the total capital contributions of the General Partners prior to such termination. For as long as the Non-Managing General Partner retains its status as such, it shall not redeem or assign Shares held by it in its capacity as the Non-Managing General Partner or otherwise accept distributions in cash or property if such action would result in the failure of the General Partners to maintain such an interest. In the event that the Non-Managing General Partner is removed or stands for re-election and is not re-elected by the Partners pursuant to Section 9 hereof, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice, redeem its Shares in the same manner as is provided in Section 8 hereof. In the event that the Non-Managing General Partner voluntarily withdraws or declines to stand for re-election, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice following the occurrence of an event described in (i), (ii) or (v) in Section 4.8(a), redeem its Shares in the same manner as provided in Section 8. In the event that the Non-Managing General Partner is removed, stands for re-election and is not re-elected, voluntarily withdraws or declines to stand for re-election, the Managing General Partners shall cause the Certificate of Limited Partnership to be amended as provided in
Section 14.4 hereof to reflect such withdrawal.

      4.4 MANAGEMENT AND CONTROL. Subject to the terms of the Partnership Agreement and the 1940 Act, the Partnership will be managed by the Managing General Partners, who will have complete and exclusive control over the management, conduct and operation of the Partnership's activities, and, except as otherwise specifically provided in this Partnership Agreement, the Managing General Partners shall have the rights, powers and authority, on behalf of the Partnership and in its name, to exercise all of the rights, powers and authority of partners of a partnership without limited partners. The Managing General Partners may contract on behalf of the Partnership in conformity with the 1940 Act with one or more banks, trust companies or investment advisers for the performance of such functions as the Managing General Partners may determine, but subject always to their continuing supervision, including, without limitation, the investment and reinvestment of all or part of the Partnership's assets and execution of portfolio transactions, the distribution of Shares, and any or all administrative functions. The Managing General Partners may appoint officers or agents to perform such duties on behalf of the Partnership and the Managing General Partners as the Managing General Partners deem desirable. Such officers or agents need not be General or Limited Partners. The Managing General Partners may also employ persons to perform various duties on behalf of the Partnership as employees of the Partnership. The Managing General Partners shall devote themselves to the affairs of the Partnership to the extent they may determine necessary for the efficient conduct thereof, which need not, however, occupy their full time. The General Partners may also engage in other activities or businesses, whether or not similar in nature to the activities of the Partnership, subject to the limitations of the 1940 Act.

      In the event that no Managing General Partner shall remain for the purpose of managing and conducting the operations of the Partnership, the Non-Managing General Partner shall promptly call a meeting of the Limited Partners to be held within sixty (60) days of the date the last Managing General Partner ceases to act in such capacity to elect new Managing General Partners up to a maximum number of Managing General Partners theretofore admitted to the Partnership (but no fewer than three). For the period of time during which no Managing General Partner shall remain, the Non-Managing General Partner, subject to the terms and provisions of this Partnership Agreement, shall be permitted to engage in the management, conduct and operation of the activities of the Partnership.

      4.5 ACTION BY THE MANAGING GENERAL PARTNERS. Unless otherwise required by the 1940 Act with respect to any particular action, the Managing General Partners shall act only by the vote of a majority of the Managing General Partners at a meeting duly called at which a quorum of the Managing General Partners is present or by unanimous written or telephonic consent of the Managing General Partners without a meeting. At any meeting of the General Partners, a majority of the Managing General Partners shall constitute a quorum. If there shall be more than one Managing General Partner, no single Managing General Partner shall have authority to act on behalf of the Partnership or to bind the Partnership. The Managing General Partners shall appoint one of their number to be Chairman. Meetings of the Managing General Partners may be called orally or in writing by the Chairman or by any two Managing General Partners. Notice of the time, date and place of all meetings of the Managing General Partners shall be given by an Officer or by the party calling the meeting to each Managing General Partner by telephone or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Managing General Partner who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. The Chairman, if present, shall preside at all meeting of Partners.

      4.6 LIMITATIONS OF THE AUTHORITY OF THE MANAGING GENERAL PARTNERS. The Managing General Partners shall have no authority without the vote or written consent or ratification of the Limited Partners to:

         (a) do any act in contravention of this Partnership Agreement, as it may be amended from time to time;

         (b) do any act which would make it impossible to carry on the ordinary operations of the Partnership;

         (c) confess a judgment against the Partnership;

         (d) possess Partnership property, or assign their rights in specific property, for other than a partnership purpose;

         (e) admit a person as a General Partner except in accordance with
Section 9 hereof; or

         (f) admit a person as a Limited Partner, except in accordance with
Section 5 hereof.

      4.7 RIGHT OF GENERAL PARTNERS TO BECOME LIMITED PARTNERS. A General Partner may also own Shares as a Limited Partner without obtaining the consent of the Limited Partners and thereby become entitled to all the rights of a Limited Partner to the extent of the Limited Partnership interest so acquired. Such event shall not, however, be deemed to reduce or otherwise affect any of the General Partners' liability hereunder as a General Partner. If a General Partner shall also become a Limited Partner, the contributions and Share ownership of such General Partner shall be separately designated in the Partnership List to reflect his interest in each capacity.

      4.8 TERMINATION OF A GENERAL PARTNER.

         (a) The interest of a General Partner shall terminate and such party shall have no further right or power to act as a General Partner (except to execute any amendment to this Partnership Agreement to evidence his termination):

            (i) upon death of the General Partner;

            (ii) upon an adjudication of incompetency of the General Partner;

            (iii) if such Partner is removed or stands for re-election and is not re-elected by the Partners, as provided in Section 9 below;

            (iv) in the case of the Non-Managing General Partner, upon the filing of a certificate of dissolution, or its equivalent, or voluntary or involuntary petition in bankruptcy for such Non-Managing General Partner; or

            (v) if such Partner voluntarily retires upon not less than ninety
(90) days' written notice to the other General Partners.

         (b) Notwithstanding the foregoing, the Non-Managing General Partner shall not voluntarily withdraw or otherwise voluntarily terminate its status as the Non-Managing General Partner until the earliest of (i) 180 days from the date that the Non-Managing General Partner gives the other General Partners its written notice of its intention to withdraw as a Non-Managing General Partner,
(ii) the date that a successor Non-Managing General Partner, who has agreed to assume the obligations of Section 4.3(b) hereof, is elected by the Partners pursuant to Section 9 hereof, or (iii) the date that another General Partner assumes the obligations imposed upon the Non-Managing General Partner pursuant to Section 4.3(b) hereof. The failure of the Non-Managing General Partner to seek re-election at any meeting of the Partners called for such purpose shall be deemed to constitute a voluntary withdrawal as of the date of notice of such meeting and shall constitute written notice as at the date of such meeting of its intention to withdraw as a Non-Managing General Partner, unless it has delivered written notice at an earlier date.

         (c) In the event a General Partner ceases to be a General Partner, the remaining General Partners shall have the right to continue the operations of the Partnership.

         (d) Termination of a person's status as a General Partner shall not affect his status, if any, as a Limited Partner. A General Partner may retain Shares owned in his capacity as a Limited Partner provided such General Partner has been or is admitted to Partnership as a Limited Partner in accordance with
Section 5.2.

         (e) A person who ceases to be a General Partner shall nevertheless be deemed to be acting as a General Partner with respect to a third party doing business with the Partnership until an amended Certificate of Limited Partnership is filed with the Secretary of State.

      4.9 ADDITIONAL OR SUCCESSOR GENERAL PARTNERS. A person may be added or substituted as a General Partner only upon his admission by the Partners at a meeting of Partners or by written consent without a meeting as provided in
Section 9 hereof. Each General Partner, by becoming a General Partner, consents to the admission as an added or substituted General Partner of any person elected by the Partners in accordance with this Partnership Agreement. Any person who is elected to be admitted as a General Partner at a meeting of the Partners or by written consent in accordance with Section 9 hereof and who shall not be serving as a General Partner at the time of such election, shall be admitted to the Partnership as a General Partner effective as of the date of such election. Any General Partner who is not re-elected at any such meeting in the manner specified in Section 9 shall be deemed to have withdrawn as of the date of such meeting.

      4.10 LIABILITY TO LIMITED PARTNERS. The General Partners shall not be personally liable for the repayment of any amounts standing in the account of a Limited Partner or holder of Shares including, but not limited to, contributions with respect to such Shares, except by reason of their wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Any payment, other than in the event of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by a General Partner, which results in a personal liability to Limited Partners or holders of Shares, shall be solely from the Partnership's assets.

      So long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners, the General Partners shall not have any personal liability to any holder of Shares or to any Limited Partner by reason of (1) any failure to withhold income tax under Federal or state tax laws with respect to income allocated to Limited Partners or (2) any change in the Federal or state tax laws or in interpretation thereof as they apply to the Partnership, the holders of the Shares or the Limited Partners, whether such change occurs through legislative, judicial or administrative action.

      4.11 ASSIGNMENT AND SUBSTITUTION. Each Share held by a General Partner in his capacity as a General Partner shall be designated as such, and each such Share shall be nonassignable, except to another person who already is a General Partner, and then only with the consent of the Managing General Partners, and shall be redeemable by the Partnership only in the event that (i) the holder thereof has ceased to be a General Partner of the Partnership or (ii) in the opinion of counsel for the Partnership redemption of Shares held by a General Partner would not jeopardize the status of the Partnership as a partnership for Federal income tax purposes.

      4.12 NO AGENCY. Except as provided in Section 15.9 below, nothing in this Partnership Agreement shall be construed as establishing any General Partner as an agent of any Limited Partner.

      4.13 REIMBURSEMENT AND COMPENSATION. Managing General Partners may receive reasonable compensation for their services as Managing General Partners and will be reimbursed for all reasonable out-of-pocket expenses incurred in performing their duties hereunder.

      4.14 INDEMNIFICATION.

         (a) Subject to the exceptions and limitations contained in Subsection (b) below:

            (i) Every person who is, or has been, a General Partner, an officer and/or Director of a corporate General Partner or Officer of the Partnership (hereinafter referred to as "Covered Person") shall be indemnified by the Partnership to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a General Partner, an officer and/or Director of a Corporate General Partner or officer of the Partnership and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall include, without limitation, any administrative inquiry, audit, investigation or other form of regulatory actions and shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person who shall have been finally adjudicated by a court or other body before which the proceeding was brought (i) to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Partnership.

         (c) In the event of a settlement, or other disposition not involving a final adjudication as provided in subsection (b), indemnification shall be provided unless there has been a determination that such Covered Person did engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

            (i) by the court or other body approving the settlement or other disposition;

            (ii) by vote of at least a majority of those Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

            (iii) by written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Partner may, by appropriate legal proceedings, challenge any such determination by the Managing General Partners, or by independent counsel.

         (d) The rights of indemnification herein provided may be insured against by policies maintained by the Partnership, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such General Partner, officer and/or Director of a Corporate General Partner or officer of the Partnership and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Partnership personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (e) Expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 4.14 shall be paid by the Partnership from time to time in advance prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Partnership if it is ultimately determined that he is not entitled to indemnification under this Section 4.14; provided, however, that either (i) such Covered Persons shall have provided appropriate security for such undertaking, (ii) the Partnership is insured against losses arising out of any such advance payments, or (iii) either a majority of the Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 4.14.

   5. LIMITED PARTNERS

      5.1 IDENTITY OF LIMITED PARTNERS. The names of the Limited Partners and their last known business or residence addresses, together with the amounts of their contributions and their current Share ownership, shall be set forth in alphabetical order in the Partnership List.

      5.2 ADMISSION OF LIMITED PARTNERS. The Managing General Partners may admit a purchaser of Shares as a Limited Partner, upon (i) the execution by such purchaser of such subscription documents and other instruments as the Managing General Partners may deem necessary or desirable to effectuate such admission, which documents, if any shall be required, shall be described in the Partnership's Registration Statement, (ii) the purchaser's acceptance of all the terms and provisions of this Partnership Agreement, including the power of attorney set forth in Section 15.9 hereof, as the same may have been amended in such manner as shall be specified by the Managing General Partners, and (iii) the addition of such purchaser to the Partnership List. The admission of a purchaser as a Limited Partner shall be effective upon his addition to the Partnership List provided good payment has been received by the Partnership for the purchased Shares. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the admission of new Limited Partners. In no event shall the consent or approval of any of the Limited Partners be required to effectuate such admission. Each purchaser of a Share of the Partnership who becomes a Limited Partner shall be bound by all the terms and conditions of this Partnership Agreement including, without limitation, the allocation of income, gains, losses, deductions and credits as provided in Section 10.3. Notwithstanding anything in this Partnership Agreement to the contrary, the Managing General Partners reserve the right to refuse to admit any Person as a Limited Partner who has not completed, signed and furnished to the Partnership or its designated agent an account application, a Certificate of Foreign Status on Form W-8 or such other required documents as may be described in the Registration Statement, and any other Person if, in their judgment, it would not be in the Partnership's best interests to admit such Person.

      5.3 CONTRIBUTIONS OF THE LIMITED PARTNERS. The amount contributed by each Limited Partner to the Partnership shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges and which amount may be less than the offering price paid by such Limited Partner for his Shares to the extent the offering price includes any sales charges. All contributions shall be made in U.S. dollars, which shall be invested in Shares of the Partnership at Net Asset Value. The amount of such contributions and the number of Shares owned by each Partner shall be set forth in the Partnership List.

      5.4 ADDITIONAL CONTRIBUTIONS OF LIMITED PARTNERS. No Limited Partner shall be required to make any additional contributions to (or investments in) or lend additional funds to the Partnership, and no Limited Partner shall be liable for any additional assessment therefor. A Limited Partner may make an additional contribution (or investment), however, at his option through the purchase of additional Shares subject to the same terms and conditions as his initial contribution.

      5.5 USE OF CONTRIBUTIONS. The aggregate of all capital contributions shall be, and hereby are agreed to be, available to the Partnership to carry out the objects and purposes of the Partnership.

      5.6 REDEMPTION BY LIMITED PARTNERS. A Limited Partner may redeem his Shares at any time in accordance with Section 8. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the redemption of Shares by any Limited Partner and the withdrawal or return through such redemption, in whole or in part, of the contribution of any Limited Partner. Except as provided in Sections 8.1, 10.4 and 12.2 hereof, a Limited Partner shall have no right to the return or withdrawal of his contribution.

      5.7 MINIMUM CONTRIBUTION AND MANDATORY REDEMPTION. The Managing General Partners shall determine the minimum amounts required for the initial or additional contributions of a Limited Partner, which amounts may, from time to time, be changed by the Managing General Partners. Additionally, the Managing General Partners may, from time to time, establish a minimum total investment for Limited Partners, and there is reserved to the Partnership the right to redeem automatically the interest of any Limited Partner the value of whose investment, due to redemptions, is less than such minimum upon the giving of at least 30 days' notice to such Limited Partner, provided that such minimum total investment is not greater than the investment of any Limited Partner at the time the new minimum total investment becomes effective. The amounts which the Managing General Partners shall fix from time to time for initial or additional contributions and the amount of the minimum total investment shall be stated in the Partnership's current Registration Statement.

      5.8 LIMITED LIABILITY.

         (a) No Limited Partner shall be liable for any debts or obligations of the Partnership and each Limited Partner shall be indemnified by the Partnership against any such liability; provided, however, that contributions of a Limited Partner and his share of any undistributed assets of the Partnership shall be subject to the risks of the operations of the Partnership and subject to the claims of the Partnership's creditors, and provided further, that after any Limited Partner has redeemed his Shares or otherwise received the return of any part of his contribution or any distribution of assets of the Partnership, he will be liable to the Partnership for:

            (i) any money or other property wrongfully distributed to him; and

            (ii) any sum, not in excess of the amount of such distribution, necessary to discharge any liabilities of the Partnership to creditors who extended credit or whose claims arose before such returns or distributions were made, but only to the extent that the assets of the Partnership are not sufficient to discharge such liabilities.

      The obligation of a Limited Partner to return all or any part of a distribution made to him shall be the sole obligation of such Limited Partner and not of the General Partners.

         (b) If an action is brought against a Limited Partner to satisfy an obligation of the Partnership, the Partnership, upon notice from the Limited Partner about the action, will either pay the claim itself or, if the Partnership believes the claim to be without merit, will undertake the defense of the claim itself.

         (c) The General Partners shall not have any personal liability to any Holder of Shares or to any Limited Partner for the repayment of any amounts standing in the account of a Limited Partner including, but not limited to, contributions with respect to such Shares. Any such payment shall be solely from the assets of the Partnership. The General Partners shall not be liable to any Holder of Shares or to any Limited Partner by reason of any change in the Federal income tax laws or any State or local income or franchise tax laws as they apply to the Partnership or the Limited Partners, whether such change occurs through legislative, judicial or administrative action, so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners.

      5.9 NO POWER TO CONTROL OPERATIONS. A Limited Partner shall have no right to and shall take no part in control of the Partnership's operations or activities but may exercise the rights and powers of a Limited Partner under this Partnership Agreement, including without limitation, the voting rights and the giving of consents and approvals provided for in Section 9 hereof. The exercise of such rights and powers are deemed to be matters affecting the basic structure of the Partnership and not the control of its operations or activities.

      5.10 TAX RESPONSIBILITY. Each Limited Partner shall (a) provide the Managing General Partners with any tax information which may be required under applicable law, (b) pay any penalties imposed on such Limited Partner for any non-compliance with applicable tax laws, and (c) be subject to withholding of income tax by the Partnership to the extent required by law.

   6. SHARES OF PARTNERSHIP INTEREST

      All interests in the Partnership, including contributions by the General Partners, pursuant to Section 4.3 and by the Limited Partners, pursuant to
Section 5.3, shall be expressed in units of participation herein referred to as "Shares" (which term includes fractional Shares). Each Share shall represent an equal proportionate interest in the income and assets of the Partnership with each other Share outstanding.

   7. PURCHASE AND EXCHANGE OF SHARES

      7.1 PURCHASE OF SHARES. The Partnership may offer Shares on a continuing basis to investors. Except for the initial purchase of Shares by the initial Limited Partner and the General Partners, all Shares issued shall be issued and sold at the Net Asset Value (plus such sales charge or other charge as may be applicable to the purchase of the Shares) next computed after receipt of a purchase order in accordance with the Partnership's Registration Statement in effect at the time the order is received. Only investors who agree to be admitted, and who are eligible for admission, as Limited Partners pursuant to
Section 5.2 shall be eligible to purchase Shares (unless such investor has already been admitted as a Partner). Orders for the purchase of Shares shall be accepted on any day that the Partnership's Transfer Agent is open for business (which shall normally be limited to those days when the New York Stock Exchange is open for business). The form in which purchase orders may be presented shall be as set forth in the Partnership's Registration Statement in effect at the time the order is received. The Managing General Partners on behalf of the Partnership reserve the right to reject any specific order and to suspend the Partnership's offering of new Shares at any time.
Payment for all Shares must be made in U.S. dollars.

      7.2 NET ASSET VALUE. The Net Asset Value per Share of the Partnership shall be determined as of the close of the New York Stock Exchange on each day the Exchange is open for trading or as of such other time or times as the Managing General Partners may determine in accordance with the provisions of the 1940 Act. The Net Asset Value per Share shall be expressed in U.S. dollars and shall be computed by dividing the value of all the assets of the Partnership, less its liabilities, by the number of Shares outstanding (including Shares held by General Partners). Portfolio securities will be valued at their fair value using methods determined in good faith by the Managing General Partners in accordance with the 1940 Act. The Partnership may suspend the determination of the Net Asset Value during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or during any emergency as determined by the Commission which makes it impracticable for the Partnership to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

      7.3 EXCHANGE OF SHARES. Shares of the Partnership may be exchanged for (i.e., redeemed and reinvested in) shares of other investment companies as provided in the Partnership's Registration Statement in effect at the time of the exchange.

   8. REDEMPTION OR REPURCHASE OF SHARES

      8.1 REDEMPTION OF SHARES.

         (a) The Partnership will redeem from any Partner all or any portion of the Shares owned by him provided that the Partner delivers to the Partnership or its designated agent notice of such redemption, stating the number of Shares to be redeemed, together with a properly endorsed Share certificate(s) where certificate(s) have been issued, in good order for transfer and in proper form as determined by the Managing General Partners and the Partnership's Transfer Agent. The Partner shall be entitled to payment in U.S. Dollars of the Net Asset Value of his Shares (as set forth in Section 7.2 hereof). Any such redemption shall be in accordance with Section 4 with respect to General Partners or
Section 5 with respect to Limited Partners. Any distribution upon redemption pursuant to this Section 8.1 shall, in accordance with Section 10.4 below, constitute a return in full of the redeeming Partner's contribution attributable to the Shares which are redeemed regardless of the amount distributed with respect to such Shares. No consent of any of the Partners shall be required for the withdrawal or return of a Limited Partner's contribution. The Managing General Partners shall have sole discretion to determine the amount of cash to be distributed to a withdrawing Partner. All redemptions shall be recorded on the Partnership List, which shall be amended daily on each day that the Partnership's Transfer Agent is open for business.

         (b) The Managing General Partners may suspend redemptions and defer payment of the redemption price at any time, subject to the Rules and Regulations of the Securities and Exchange Commission. The Partnership may suspend or withhold redemptions or repurchases of shares (including exchanges pursuant to Section 7.3) or redeem shares for the purpose of satisfying any tax withholding obligations under Federal or state tax laws.

      8.2 PAYMENT FOR REDEEMED SHARES. Payments for Shares redeemed or repurchased by the Partnership will be made in U.S. Dollars within seven days after receipt by the Partnership's Transfer Agent of a written redemption request in proper form as specified in Section 8.1 above. If a redemption request is received with respect to Shares for which the Partnership has not yet received good payment, the Partnership may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Shares.

   9. MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE

      9.1 RIGHTS OF LIMITED PARTNERS.

         (a) As provided in the Partnership Act, the Limited Partners shall have the right to vote together with the General Partners in accordance with the provisions of this Section 9 only upon the following matters affecting the basic structure of the Partnership, which include the voting, approval, consent or similar rights required under the 1940 Act for voting security holders:

            (i) the right to remove General Partner(s);

            (ii) the right to elect new General Partner(s), except in the circumstance where the last remaining or surviving General Partner has been removed;

            (iii) the right to approve or terminate investment advisory, underwriting and distribution contracts and plans;

            (iv) the right to ratify or reject the appointment and to terminate the employment of the independent public accountants of the Partnership;

            (v) the right to approve or disapprove the sale of all or substantially all of the assets of the Partnership;

            (vi) the right to approve the incurrence of indebtedness by the Partnership other than in the ordinary course of its operations;

            (vii) the right to approve transactions in which the General Partners have an actual or potential conflict of interest with the Limited Partners or the Partnership;

            (viii) the right to terminate the Partnership, as provided in
Section 12 hereof;

            (ix) the right to elect to continue the operations of the Partnership, except in circumstances where the last remaining or surviving General Partner has been removed; and

            (x) the right to amend this Partnership Agreement, including, without limitation, the right to approve or disapprove proposed changes in the investment and operating limitations set forth in Section 3.3 and the right to approve or disapprove proposed changes in the nature of the Partnership's activities as such activities are described herein; provided, however, that no such amendment shall conflict with the 1940 Act so long as the Partnership intends to remain registered thereunder, nor affect the liability of the General Partners without their consent nor the limited liability of the Limited Partners as provided under Section 5.8 above.

      Notwithstanding the foregoing, the right of Limited Partners to vote on matters affecting the basic structure of the Partnership as designated herein shall not be construed as a requirement that all such matters be submitted to the Limited Partners for their approval or be so approved to the extent such approval is not required by the Partnership Act, the 1940 Act or this Partnership Agreement.

         (b) Notwithstanding the foregoing, no vote, approval or other consent shall be required of the Limited Partners with respect to any matter not affecting the basic structure of the Partnership, including, without limitation, the following: (i) any change in the amount or character of the contribution of any Limited Partner; (ii) any change in the procedures for the purchase or redemption of Shares, (iii) the substitution or deletion of a Limited Partner;
(iv) the admission of any additional Limited Partner; (v) the retirement, resignation, death or incompetency of a Managing General Partner; (vi) any addition to the duties or obligations of the General Partners, or any reduction in the rights or powers granted to the General Partners herein, for the benefit of the Limited Partners; (vii) the correction of any false or erroneous statement, or change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners, in this Partnership Agreement; (viii) the addition of any omitted provision or amendment of any provision to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof; or (ix) such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership.

         (c) The Limited Partners shall have no right or power to cause the termination and dissolution of the Partnership except as set forth in this Partnership Agreement. No Limited Partner shall have the right to bring an action for partition against the Partnership.

      9.2 ACTION OF THE PARTNERS. Actions which require the vote of the Limited Partners under Section 9.1 of this Partnership Agreement shall be taken at a meeting of both the General and Limited Partners, or by consent without a meeting as provided in Section 9.10. All Partners' meetings shall be held at such place as the Managing General Partners shall designate. The Partners may vote at any such meeting in person or by proxy.

      9.3 MEETINGS. Meetings of the Partnership for the purpose of taking any action which the Limited Partners are permitted to take under this Partnership Agreement may be called by a majority vote of the Managing General Partners or by Limited Partners representing 10% or more of the outstanding Shares. Written notice of such meeting shall be given in accordance with Section 9.4.

      9.4 NOTICES.

         (a) Whenever Partners are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each Partner entitled to vote at the meeting. The notice shall state the place, date, and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted.

         (b) Notice of a Partners' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the Partner at the address of the Partner appearing on the books of the Partnership or given by the Partner to the Partnership for the purpose of notice, or, if no address appears or is given, at the place where the principal executive office of the Partnership is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this subsection, executed by a General Partner, shall be prima facie evidence of the giving of the notice or report.

      If any notice or report addressed to the Partner at the address of the Partner appearing on the books of the Partnership is returned to the Partnership marked to indicate that the notice or report to the Partner could not be delivered at such address, all future notices or reports shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice or report to all other Partners.

         (c) Upon written request to the General Partners by any person entitled to call a meeting of Partners, the General Partners immediately shall cause notice to be given to the Partners entitled to vote that a meeting will be held at a time requested by the person calling the meeting, not less than ten (10), nor more than sixty (60), days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person entitled to call the meeting may give the notice.

      9.5 VALIDITY OF VOTE FOR CERTAIN MATTERS. Any Partner approval at a meeting, other than unanimous approval by those entitled to vote, with respect to the matters set forth in Section 9.1(a) shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

      9.6 ADJOURNMENT. When a Partners' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Partner of record entitled to vote at the meeting in accordance with Section 9.4.

      9.7 WAIVER OF NOTICE AND CONSENT TO MEETING. The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of the meeting, except when the person objects, at the beginning because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but not so included, if the objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any meeting of Partners need be specified in any written waiver of notice, except as provided in Section 9.6.

      9.8 QUORUM. The presence in person or by proxy of more than forty percent (40%) of the outstanding Shares on the record date for any meeting constitutes a quorum at such meeting. The Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by Partners holding a majority of the Shares then represented at such meeting (except as otherwise may be required by the 1940 Act or the Partnership Act). In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the vote of a majority in interest of the Limited Partners represented either in person or by proxy, but no other business may be transacted except as provided in this
Section 9.8. The Managing General Partners may adjourn such meeting to such time or times as determined by the Managing General Partners.

      9.9 REQUIRED VOTE. Any action which requires the vote of the Limited Partners may be taken by the General Partners with (i) the Majority Vote of the then outstanding Shares or (ii) if at a meeting, with a majority vote of those Shares present if the quorum requirements of Section 9.8 hereof have been satisfied (except as otherwise may be required by the 1940 Act or the Partnership Act); provided, however, that the admission of a General Partner shall require the affirmative vote of at least a majority of the then outstanding Shares, and provided further, that the admission of a General Partner or an election to continue the operations of the Partnership after a General Partner ceases to be a General Partner (other than by removal) when there is no remaining or surviving General Partner shall require the affirmative vote of all the Limited Partners.

      9.10 ACTION BY CONSENT WITHOUT A MEETING. Any action which may be taken at any meeting of the Partners may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Partners having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting. In the event the Limited Partners are requested to consent on a matter without a meeting, each Partner shall be given notice of the matter to be approved in the same manner as described in Section
9.4. In the event any General Partner, or Limited Partners representing 10% or more of the outstanding Shares request a meeting for the purpose of discussing or voting on the matter, notice of such meeting shall be given in accordance with Section 9.4 and no action shall be taken until such meeting is held. Unless delayed in accordance with the provisions of the preceding sentence, any action taken without a meeting will be effective ten (10) days after the required minimum number of voters have signed the consent; however, the action will be effective immediately if the General Partners and Limited Partners representing at least 90% of the Shares of the Partners have signed the consent.

      9.11 RECORD DATE.

         (a) In order that the Partnership may determine the Partners of record entitled to notices of any meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any other lawful action, the Managing General Partners, or Limited Partners representing more than 10% of the Shares then outstanding, may fix, in advance, a record date which is not more than sixty (60) or less than ten (10) days prior to the date of the meeting and not more than sixty (60) days prior to any other action. If no record date is fixed, the record date shall be determined as provided in the Partnership Act.

         (b) The determination of Partners of record entitled to notice of or to vote at a meeting of Partners shall apply to any adjournment of the meeting unless the Managing General Partners, or the Limited Partners who called the meeting, fix a new record date for the adjourned meeting, but the Managing General Partners, or the Limited Partners who called the meeting, shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

         (c) Any Holder of a Share prior to the record date for a meeting shall be entitled to vote at such meeting, provided such person becomes a Partner prior to the date of the meeting.

      9.12 PROXIES. A Partner may vote at any meeting of the Partnership by a proxy executed in writing by the Partner. All such proxies shall be filed with the Partnership before or at the time of the meeting. The law of California pertaining to corporate proxies will be deemed to govern all Partnership proxies as if they were proxies with respect to shares of a California corporation. A proxy may be revoked by the person executing the proxy in a writing delivered to the Managing General Partners at any time prior to its exercise. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

      9.13 NUMBER OF VOTES. All Shares have equal voting rights. Each Partner shall have the right to vote the number of Shares standing of record in such Partner's name as of the record date set forth in the notice of meeting.

   10. DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES

      10.1 FEES OF GENERAL PARTNERS. As compensation for services rendered to the Partnership, each Managing General Partner may be paid a fee during each year, which fee shall be fixed by the Managing General Partners. All the General Partners shall be entitled to reimbursement of reasonable expenses incurred by them in connection with their performance of their duties as General Partners. Neither payment of compensation or reimbursement of expenses to a General Partner hereunder nor payment of fees to any Affiliate of a General Partner for the performance of services to the Partnership shall be deemed a distribution for purposes of Section 10.2, nor shall any such payment affect such person's right to receive any distribution to which he would otherwise be entitled as a Holder of Shares.

      10.2 DISTRIBUTIONS OF INCOME AND GAINS. Subject to the provisions of the Partnership Act and the terms of Section 10.4 hereof, the Managing General Partners in their sole discretion shall determine the amounts, if any, to be distributed to Holders of Shares, the record date for purposes of such distributions and the time or times when such distributions shall be made. Distributions of income may be in cash (U.S. Dollars) or in additional full and fractional Shares of the Partnership, at the option of the Holder of Shares, valued at the Net Asset Value on the record date, which amount may be less than the offering price to the extent it includes any sales charges. With respect to capital gains, the Managing General Partners may determine at least annually what portion, if any, of the Partnership's capital gains will be distributed and any such distribution may be in cash or in additional full and fractional Shares of the Partnership at the Net Asset Value on the record date. Notwithstanding the foregoing, the Managing General Partners shall not be required to make any distribution of income or capital gains for any taxable year. The Managing General Partners may require that such distributions be reinvested in additional shares of the Partnership, determine that no withdrawal should be made from an account, or institute withholding of taxes pursuant to Federal or state tax laws on distributions with respect to shares held by any Person who has failed to complete, sign and furnish to the Partnership or its designated agent an account application, a Certificate of Foreign Status on Form W-8 or such other required documents as may be described in the Registration Statement.

      10.3 ALLOCATION OF INCOME, GAINS, LOSSES, DEDUCTIONS AND CREDITS. The net income, gains, losses, deductions and credits of the Partnership shall be allocated equally among the outstanding Shares of the Partnership on a regular basis to be determined by the Managing General Partners. The net income earned by the Partnership shall consist of the interest accrued on portfolio securities, less expenses, since the most recent determination of income. Original issue discount will be amortized as an income item. Market discount and premiums will be treated as capital items except as otherwise required for Federal income tax purposes. Expenses of the Partnership will be accrued on a regular basis to be determined by the Managing General Partners. A Holder of a Share shall be allocated the proportionate part of such items actually realized by the Partnership for each such full accrual period during which such Share was owned by such Holder. A person shall be deemed to be a Holder of a Share on a specific day if he is the record holder of such Share on such day (regardless of whether or not such record holder has yet been admitted as a Partner).

      10.4 RETURNS OF CONTRIBUTIONS. Except upon dissolution of the Partnership by expiration of its terms or otherwise pursuant to Section 12 hereof (which shall be the time for return to each Partner of the value of the Shares acquired by his contributions, subject to the priorities therein), and except upon redemption of Shares of the Partnership as provided in Section 8, no Partner has the right to demand return of any part of his contribution. The Managing General Partners may, however, from time to time, elect to permit partial returns of the value of the Shares acquired by his contributions to Holders of Shares, provided that:

         (a) all liabilities of the Partnership to persons other than General and Limited Partners have been paid or, in the good faith determination of the Managing General Partners, there remains property of the Partnership sufficient to pay them; and

         (b) the Managing General Partners cause the Partnership List to be amended to reflect a reduction in contributions.

      In the event that the Managing General Partners elect to make a partial return of the value of Shares acquired by contributions to Holders of Shares, such distribution shall be made pro rata to all of the Holders of Shares in accordance with the number of Shares held by each. Each General and Limited Partner, by becoming such, consents to any such pro rata distribution therefore or thereafter duly authorized and made in accordance with such provisions and to any distribution through redemption of Shares pursuant to Section 8 above.

      10.5 CAPITAL ACCOUNTS. In addition to any capital accounts required to be maintained for accounting purposes in accordance with generally accepted accounting principles, the Partnership shall maintain two Capital Accounts for each Partner, one for book purposes and the other for tax purposes. Each such Capital Account shall be maintained in accordance with the requirements of Treasury Regulations Section 1.704-1(b). Each such Capital Account shall be credited with the Partner's capital contributions and share of profits, shall be charged with such Partner's share of losses, distributions and withholding taxes (if any) and shall otherwise appropriately reflect transactions of the Partnership and the Partners. At the end of each day, the book Capital Accounts of all Partners shall be adjusted to reflect unrealized appreciation or depreciation in the value of the Partnership's assets which accrued on that day. Further adjustments shall then be made to reflect any purchases and redemptions of Shares by the Partners. The intent of these adjustments is to achieve consistency and equivalence between book Capital Accounts and the Net Asset Value per Share used to determine the value of the Shares purchased, redeemed or liquidated in accordance with industry practice for investment partnerships such as the Partnership. Adjustments to tax Capital Accounts to take into account allocations of gains and losses realized by the Partnership for tax purposes shall be made in the manner described in Section 10.6. A Substituted Limited Partner shall be deemed to succeed to the book and tax Capital Accounts of the Partner whom such Substituted Limited Partner replaced.

      10.6 ALLOCATIONS FOR TAX PURPOSES.

         (a) General. For each fiscal year, items of income, deduction, loss or credit from normal operations (other than from the disposition or deemed disposition of assets of the Partnership) shall be allocated for income tax purposes among the Partners in proportion to the amounts distributed to them during such year pursuant to Sections 10.3 and 10.4 hereof. The Partners' tax Capital Accounts shall be adjusted to reflect allocations of such items of income, deduction, loss or credit.

         (b) Special Allocations. Allocations of gains and losses from the disposition or deemed disposition of assets of the Partnership to Partners for tax purposes shall be made in accordance with the following method which is intended to ensure that allocations for tax purposes reflect the economic experience of the Partners with respect to their interests in the Partnership:

            (i) With respect to each Partner, a daily account of unrealized appreciation/depreciation and realized gain/loss shall be maintained. Each day's net unrealized appreciation/depreciation in the assets of the Partnership and each day's net realized gains/losses of the Partnership shall be allocated to the Partners in proportion to their book Capital Account balances at the beginning of such day. Any entry of realized gain or loss into any Partner's account for net realized gains/losses shall result in an equal and offsetting adjustment to the Partner's account for net unrealized appreciation/ depreciation for that day. Purchases of Shares and partial or complete redemptions of Shares shall be regarded as occurring at the end of each day, after entries and adjustments in the Partners' accounts for net unrealized appreciation/depreciation and net realized gains/losses have been made. The amounts for each Partner's share of net unrealized appreciation/depreciation and net realized gains/losses, together with adjustments made to reflect purchases or redemptions of Shares, shall be combined to arrive at each Partner's ending book Capital Account balance for the day.

            (ii) At the end of each year, the daily amounts of net unrealized appreciation/depreciation and net realized gains/losses shall be aggregated to arrive at a total amount for net unrealized appreciation/depreciation and a total amount for net realized gains/losses for each Partner for the year. These two amounts shall be combined to arrive at each Partner's "Investment Experience." Net gains realized by the Partnership shall be allocated among the Partners whose Investment Experience is positive, and each such Partner's allocable share of such gains for tax purposes shall be equal to a fraction the numerator of which is the Partner's Investment Experience and the denominator of which is the total Investment Experience of the Partners whose Investment Experience is positive. Net losses realized by the Partnership shall be allocated among the Partners whose Investment Experience is negative, and each such Partner's allocable share of such losses shall be computed in the manner described in the previous sentence, except that the word "negative" shall be substituted for the word "positive." Each Partner's tax Capital Account shall then be adjusted to reflect such Partner's allocable share of Partnership realized gains or losses for such year. The Partners' accounts for unrealized appreciation/depreciation and net realized gains/losses, adjusted appropriately to reflect the allocation of the net gain realized or the net loss realized, shall be carried over to the next year.

            (iii) In the event of a partial or complete redemption of Shares which results in a distribution in excess of a Partner's tax Capital Account, the Partnership may make an election to adjust the basis of Partnership assets under Section 754 of the Code, and the Partnership may increase the tax basis of its Partnership assets in accordance with Section 743(b) and 755 of the Code by the difference between the amount of the distribution made to the redeeming Partner in redemption of his Shares and his tax Capital Account.

         (c) Minimum Gain Chargeback. A Partner's share of Minimum Gain shall be computed in accordance with Treasury Department Regulations Section 1.704-1(b)(4)(iv)(f). In the event that there is a net decrease in the Partnership's Minimum Gain during any taxable year and any Partner has a negative book Capital Account (after taking into account reductions for items described in paragraphs (4), (5) and (6) of Treasury Department Regulations
Section 1.704-1(b)(2)(ii)(d)) and such negative balance exceeds the sum of (i) the amount that such Partner is obligated to restore upon liquidation of the Partnership and (ii) such Partner's share of the Minimum Gain at the end of such taxable year, such Partner shall be allocated Partnership profits for such year (and, if necessary, subsequent years) in an amount necessary to eliminate such excess negative balance as quickly as possible. Allocations of profits to such Partners having such excess negative book Capital Accounts shall be made in proportion to the amounts of such excess negative book Capital Account balances. The term "Minimum Gain" means the excess of the outstanding balances of all nonrecourse indebtedness which is secured by property of the Partnership over the adjusted basis of such property for federal income tax purposes, as computed in accordance with the provisions of Treasury Department Regulations Section 1.704-1(b)(4)(iv)(c).

         (d) Qualified Income Offset. Notwithstanding anything in Sections 10.3 and 10.6 to the contrary, in the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Department Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(d)(5) or
1.704-1(b)(2)(ii)(d)(6), items of Partnership income (including gross income) and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit balance in his book Capital Account (in excess of (i) the amount he is obligated to restore upon liquidation of the Partnership or upon liquidation of his interest in the Partnership and (ii) his share of the Minimum Gain) created by such adjustments, allocations or distributions as quickly as possible.

   11. ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST;

   SUBSTITUTION OF PARTNERS

      11.1 PROHIBITION ON ASSIGNMENT. Except for redemptions as provided in
Section 8, a Partner shall not have the right to sell, transfer or assign his Shares to any other person, but may pledge them as collateral.

      11.2 RIGHTS OF THE HOLDERS OF SHARES AS COLLATERAL OR JUDGMENT CREDITOR. In the event that any person who is holding Shares as collateral or any judgment creditor becomes the owner of such Shares due to foreclosure or otherwise, such person shall not have the right to be substituted as a Limited Partner, but shall only have the rights, upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Limited Partner, set forth immediately below:

         (a) To redeem the Shares in accordance with the provisions of Section 8 hereof; and

         (b) To receive any subsequent distributions made with respect to such Shares.

      Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his ownership of Shares, the owner shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent. Such owner shall be liable to return any excess distributions pursuant to Section 5.8(a). However, although such owner shall own an equity interest in the Partnership in the form of Shares, such owner shall have none of the rights or obligations of a Substituted Limited Partner unless and until he is admitted as such.

      11.3 DEATH, INCOMPETENCY, BANKRUPTCY OR TERMINATION OF THE EXISTENCE OF A PARTNER. In the event of the death or an adjudication of incompetency or bankruptcy of an individual Partner (or, in the case of a Partner that is a corporation, association, partnership, joint venture or trust, an adjudication of bankruptcy, dissolution or other termination of the existence of such Partner), the successor in interest of such Partner (including without limitation the Partner's executor, administrator, guardian, conservator, receiver or other legal representative), upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, shall have the rights set forth below:

         (a) to redeem the Shares of the Partner in accordance with the provisions of Section 8 hereof;

         (b) to receive any subsequent distributions made with respect to such Shares; and

         (c) to be substituted as a Limited Partner upon compliance with the conditions of the admission of a Limited Partner as provided in Sections 5 and 11 hereof.

      Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, the successor in interest shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent.

      11.4 SUBSTITUTED LIMITED PARTNERS.

         (a) A person shall not become a Substituted Limited Partner unless the Managing General Partners consent to such substitution (which consent may be withheld in their absolute discretion) and receive such instruments and documents (including those specified in Section 5.2), and a reasonable transfer fee as the Managing General Partners shall require.

         (b) The original Limited Partner shall cease to be a Limited Partner, and the person to be substituted shall become a Substituted Limited Partner, as of the date on which the person to be substituted has satisfied the requirements set forth above and as of the date the Partnership List is amended to reflect his admission as a Substituted Limited Partner. The Managing General Partners agree to cause such amendments to the Partnership List to be processed daily on each day that its Transfer Agent shall be open for business. Thereafter the original Limited Partner shall have no rights or obligations with respect to the Partnership insofar as the Shares transferred to the Substituted Limited Partner are concerned other than liabilities which the original Limited Partner may have had to the Partnership on the date of transfer, and the Substituted Limited Partners shall be liable to return any excess distributions pursuant to Section 5.8(a) hereof.

         (c) Unless and until a person becomes a Substituted Limited Partner, his status and rights shall be limited to the rights of a Holder of Shares pursuant to Sections 11.3(a) and 11.3(b). A Holder of Shares who does not become a Substituted Limited Partner shall have no right to inspect the Partnership's books or to vote on any of the matters on which a Limited Partner would be entitled to vote. A Holder of Shares who has become a Substituted Limited Partner has all the rights and powers, and is subject to the restrictions and liabilities of a Limited Partner under this Agreement.

         (d) Any person admitted to the Partnership as Substituted Limited Partner shall be subject to and bound by the provisions of this Partnership Agreement as if originally a party to this Partnership Agreement.

   12. DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

      12.1 DISSOLUTION. The Partnership shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the following:

         (a) the stated term of the Partnership has expired unless the Partners by a Majority Vote have previously amended the Partnership Agreement to state a different term;

         (b) the Partnership has disposed of all of its assets;

         (c) A General Partner has ceased to be a General Partner and the remaining General Partners do not elect to continue the operations of the Partnership;

         (d) There is only one General Partner remaining and such General Partner has ceased to be a General Partner as set forth in Section 4.8; provided, however, that if the last remaining or surviving General Partner ceases to be a General Partner other than by removal, the Limited Partners may agree by unanimous vote to continue the operations of the Partnership and to admit one or more General Partners in accordance with the Partnership Agreement;

         (e) a decree of judicial dissolution has been entered by a court of competent jurisdiction; or

         (f) the Partners by a Majority Vote have voted to dissolve the Partnership.

      12.2 LIQUIDATION.

         (a) In the event of dissolution as provided in Section 12.1, the assets of the Partnership shall be distributed as follows:

            (i) all of the Partnership's debts and liabilities to persons (including Partners to the extent permitted by law) shall be paid and discharged, and any reserve deemed necessary by the Managing General Partners for the payment of such debts shall be set aside; and

            (ii) the balance of the assets of the Partnership (and any reserves not eventually used to satisfy debts of the Partnership) shall be liquidated and distributed pro rata to the Partners in accordance with the number of Shares held by each.

         (b) Upon dissolution, each Partner shall look solely to the assets of the Partnership for the return of his capital contribution and shall be entitled to receive only a distribution of a pro-rata share of Partnership property and assets, as provided in Section 12.2(a). If the Partnership property remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the capital contribution of each Limited Partner, such Limited Partner shall have no recourse against any General Partner, the assets of any other partnership of which any General Partner is a partner, or any other Limited Partner. The winding up of the affairs of the Partnership and the distribution of its assets shall be conducted exclusively by the Managing General Partners, who are authorized to do any and all acts and things authorized by law for these purposes. In the event of dissolution where there is no remaining General Partner, and there is a failure to appoint a new General Partner, the winding up of the affairs of the Partnership and the distribution of its assets shall be conducted by such person as may be selected by Majority Vote, which person is hereby authorized to do any and all acts and things authorized by law for these purposes.

      12.3 TERMINATION. Upon the completion of the distribution of Partnership assets as provided in this Section and the termination of the Partnership, the General Partner(s) or other person acting as liquidator (or the Limited Partners, if necessary) shall cause the Certificate of Limited Partnership of the Partnership to be cancelled and shall take such other actions as may be necessary to legally terminate the Partnership.

   13. BOOKS, RECORDS, ACCOUNTS AND REPORTS

      13.1 BOOKS AND RECORDS.

         (a) The Partnership shall continuously maintain an office in the State of California, at which the following books and records shall be kept:

            (i) A Partnership List (or copy thereof) which shall be a current list of the full name and last known business or residence address of each Partner, set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner, which list shall separately identify the interests of General and Limited Partners.

            (ii) A copy of the Certificate of Limited Partnership and all certificates of amendments thereto, together with executed copies of any powers of attorney pursuant to which any such certificate has been executed.

            (iii) Copies of the Partnership's Federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years.

            (iv) Copies of this Partnership Agreement and all amendments thereto.

            (v) Financial statements of the Partnership for the six most recent fiscal years.

            (vi) The Partnership's books and records for at least the current and past three fiscal years.

         (b) The Partnership shall also maintain at its principal office such additional books and records as are necessary for the operation of the Partnership.

      13.2 LIMITED PARTNERS' RIGHTS TO RECORDS.

         (a) Upon the request of a Limited Partner, the Managing General Partners shall promptly deliver to the Limited Partner, at the Partnership's expense, a copy of the items set forth in Section 13.1(a)(i), (ii) and (iv), provided, however, that such books and records and the information contained therein shall be treated as confidential and that such access shall be for proper Partnership purposes only and not for the private or commercial use of any Partner and further provided that the Partnership may require a Partner to enter into an undertaking to that effect.

         (b) Each Limited Partner shall have the right upon reasonable request to each of the following:

            (i) To inspect and copy during normal business hours, at the Limited Partner's expense (which shall include, without limitation, all Partnership costs to comply with such request, including any processing costs), any of the Partnership's records required to be kept pursuant to the Partnership Act.

            (ii) To obtain from the Managing General Partners promptly after becoming available, at the Limited Partner's expense, a copy of any Federal, state and local income tax or information returns required to be filed by the Partnership for each year.

         (c) The Managing General Partners shall promptly furnish to a Limited Partner a copy of any amendment to this Partnership Agreement executed by the Managing General Partners pursuant to a power of attorney from the Limited Partner.

         (d) The Managing General Partners shall send to each Partner within ninety (90) days after the end of each taxable year such information as is necessary to complete Federal and state income tax or information returns or such information as is required by the Tax Code.

         (e) At any time that the Partnership shall have more than 35 Limited
Partners:

            (i) The Managing General Partners shall cause an annual report to be sent to each of the Partners not later than 120 days after the close of the Partnership's fiscal year. That report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year.

            (ii) Limited Partners representing at least 5% of the outstanding Shares of the Partnership may make a written request to the Managing General Partners for an income statement of the Partnership for the initial three-month, six-month or nine-month period of the current fiscal year ended more than thirty
(30) days prior to the date of the request and a balance sheet of the Partnership as of the end of that period. The statement shall be delivered or mailed to the Limited Partners within thirty (30) days thereafter.

            (iii) The financial statements referred to in this subsection shall be accompanied by the report thereon, if any, of the independent accountants engaged by the Partnership or, if there is no such report, the certificate of the Managing General Partners that such financial statements were prepared without audit from the books and records of the Partnership.

         (f) The Managing General Partners shall cause to be transmitted to each Partner such other reports and information as shall be required by the 1940 Act, the Partnership Act or the Tax Code.

      13.3 ACCOUNTING BASIS AND FISCAL YEAR. The Partnership's books and records
(i) shall be kept on a basis chosen by the Managing General Partners in accordance with the accounting methods followed by the Partnership for Federal income tax purposes and otherwise in accordance with generally accepted accounting principles applied on a consistent basis, (ii) shall reflect all Partnership transactions, (iii) shall be appropriate and adequate for the Partnership's business and for the carrying out of all provisions of this Partnership Agreement, and (iv) shall be closed and balanced at the end of each Partnership fiscal year. The fiscal year of the Partnership shall be the calendar year.

      13.4 TAX RETURNS. The Managing General Partners, at the Partnership's expense, shall cause to be prepared any income tax or information returns required to be made by the Partnership and shall further cause such returns to be timely filed, including extensions, with the appropriate authorities.

      13.5 FILINGS WITH REGULATORY AGENCIES. The Managing General Partners, at the Partnership's expense, shall cause to be prepared and timely filed, including extensions, with appropriate Federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then current applicable laws, rules and regulations.

      13.6 TAX MATTERS AND NOTICE PARTNER. The Managing General Partners shall designate one or more General Partners as the "Tax Matters Partner" and the "Notice Partner" of the Partnership in accordance with Sections 6231(a)(7) and
(8) of the Tax Code, and each such Partner shall have no personal liability arising out of his good faith performance of his duties in such capacity. The "Tax Matters Partner" is authorized, at the Partnership's sole cost and expense, to represent and to retain legal counsel and accounting assistance to represent the Partnership and each Limited Partner in connection with all examinations of the Partnership affairs by tax authorities, including any resulting administrative and judicial proceedings. Each Limited Partner agrees to cooperate with the Managing General Partners and to do or refrain from doing any and all things reasonably required by the Managing General Partners to conduct such proceeding. The Managing General Partners shall have the right to settle any audits without the consent of the Limited Partners.

   14. AMENDMENTS OF PARTNERSHIP DOCUMENTS

      14.1 AMENDMENTS IN GENERAL. Except as otherwise provided in this Partnership Agreement, the Partnership Agreement may be amended only by the General Partners.

      14.2 AMENDMENTS WITHOUT CONSENT OF LIMITED PARTNERS. In addition to any amendments otherwise authorized herein and except as otherwise provided, amendments may be made to this Partnership Agreement from time to time by the General Partners without the consent of any of the Limited Partners, including, without limitation, amendments: (i) to reflect the retirement, resignation, death or incompetency of a Managing General Partner; (ii) to add to the duties or obligations of the General Partners, or to surrender any right or power granted to the General Partners herein, for the benefit of the Limited Partners;
(iii) to correct any false or erroneous statement, or to make a change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners; (iv) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (v) to make such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership, as now or hereafter in effect.

      14.3 AMENDMENTS NEEDING CONSENT OF AFFECTED PARTNERS. Notwithstanding any other provision of this Partnership Agreement, without the consent of the Partner or Partners to be affected by any amendment to this Agreement, this Agreement may not be amended to (i) convert a Limited Partner's interest into a General Partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter the interest of a Partner in income, gain, loss, deductions, credits, and distributions other than by purchase or redemption of Shares, or (iv) increase, add or alter any obligation of any Limited Partner.

      14.4 AMENDMENTS TO CERTIFICATE OF LIMITED PARTNERSHIP.

         (a) The Managing General Partners shall cause to be filed with the Secretary of State, within thirty (30) days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following events:

            (i) A change in the name of the Partnership.

            (ii) A change in either of the following:

               (A) The street address of the Partnership's principal executive office.

               (B) If the principal executive office is not in California, the street address of an office in California.

            (iii) A change in the address of or the withdrawal of any of the General Partners, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process.

            (iv) The admission of a new General Partner and that Partner's address.

            (v) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership.

         (b) Any Certificate of Limited Partnership filed or recorded in jurisdictions other than California shall be amended as required by applicable law.

         (c) The Certificate of Limited Partnership may also be amended at any time in any other manner deemed appropriate by the General Partner.

      14.5 AMENDMENTS AFTER CHANGE OF LAW. This Agreement and any other Partnership documents may be amended and refiled, if necessary, by the Managing General Partners without the consent of the Limited Partners if there occurs any change that permits or requires an amendment of this Agreement under the Act or of any other Partnership document under applicable law, so long as no Partner is adversely affected (or consent is given by such Partner).

   15. MISCELLANEOUS PROVISIONS

      15.1 NOTICES.

         (a) Any written notice, offer, demand or communication required or permitted to be given by any provision of this Partnership Agreement, unless otherwise specified herein, shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by first class mail addressed (i) if to a General Partner, to the principal place of business and office of the Partnership specified in this Agreement and (ii) if to a Limited Partner, to such Limited Partner's address as set forth in the Partnership List; provided, however, that notice given by any other means shall be deemed sufficient if actually received by the party to whom it is directed.

         (b) Any such notice that is sent by first class mail shall be deemed to be given two (2) days after the date on which the same is mailed.

         (c) The Managing General Partners may change the Partnership's address for purposes of this Partnership Agreement by giving written notice of such change to the Limited Partners, and any Limited Partner may change his address for purposes of this Partnership Agreement by giving written notice of such change to the Managing General Partners, in the manner herein provided for the giving of notices.

      15.2 SECTION HEADINGS. The Section headings in this Partnership Agreement are inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Partnership Agreement or any of the provisions hereof.

      15.3 CONSTRUCTION. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. If any language is stricken or deleted from this Partnership Agreement, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom. The language in all parts of this Partnership Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the General Partners or the Limited Partners.

      15.4 SEVERABILITY. If any covenant, condition, term or provision of this Partnership Agreement is illegal, or if the application thereof to any person or in any circumstance shall to any extent be judicially determined to be invalid or unenforceable, the remainder of this Partnership Agreement, or the application of such covenant, condition, term or provision to persons or in circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining covenant, condition, term and provision of this Partnership Agreement shall be valid and enforceable to the fullest extent permitted by law.

      15.5 GOVERNING LAW. This Partnership Agreement shall be construed and enforced in accordance with, and governed by, California law.

      15.6 COUNTERPARTS. This Partnership Agreement may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Partnership Agreement.

      15.7 ENTIRE AGREEMENT. This Partnership Agreement and the separate subscription agreements of each Limited Partner and General Partner constitute the entire agreement of the parties as to the subject matter hereof. All prior agreements among the parties as to the subject matter hereof, whether written or oral, are merged herein and shall be of no force or effect. This Partnership Agreement cannot be changed, modified or discharged orally but only by an agreement in writing. There are no representations, warranties, or agreements other than those set forth in this Partnership Agreement and such separate subscription agreements, if any.

      15.8 CROSS-REFERENCES. All cross-references in this Partnership Agreement, unless specifically directed to another agreement or document, refer to provisions in this Partnership Agreement.

      15.9 POWER OF ATTORNEY TO THE GENERAL PARTNERS.

         (a) Each Partner hereby makes, constitutes and appoints each Managing General Partner and any person designated by the Managing General Partners, with full substitution, his agent and attorney-in-fact in his name, place and stead, to take any and all actions and to make, execute, swear to and acknowledge, amend, file, record and deliver the following documents and any other documents deemed by the Managing General Partners necessary for the operations of the
Partnership: (i) any Certificate of Limited Partnership or Certificate of Amendment thereto, required or permitted to be filed on behalf of the Partnership, and any and all certificates as necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners thereof have limited liability in the states where the Partnership may be conducting activities, and all instruments which effect a change or modification of the Partnership in accordance with this Partnership Agreement;
(ii) this Partnership Agreement and any amendments thereto in accordance with this Partnership Agreement; (iii) any other instrument which is now or which may hereafter be required or advisable to be filed for or on behalf of the Partnership; (iv) any document which may be required to effect the continuation of the Partnership, the admission of an additional Limited Partner or Substituted Limited Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination is in accordance with the terms of this Partnership Agreement), or to reflect any reductions or additions in the amount of the contributions of Partners, in each case having the power to execute such instruments on his behalf, whether the undersigned approved of such action or not; (v) any document containing any investment representations and/or representations relating to citizenship, residence and tax status required by any state or Federal law or regulation in connection with an investment by the Partnership; and (iv) any tax elections.

         (b) This Power of Attorney is a special Power of Attorney coupled with an interest, and shall not be revoked and shall survive the transfer by any Limited Partner of all or part of his interest in the Partnership and, being coupled with an interest, shall survive the death or disability or cessation of the existence as a legal entity of any Limited Partner; except that where the successor in interest has been approved by said attorney for admission to the Partnership as a Substituted Limited Partner, this Power of Attorney shall survive the transfer for the sole purpose of enabling said attorney to execute, acknowledge and file any instrument necessary to effectuate such substitution.

         (c) Each Limited Partner hereby gives and grants to his said attorney under this Power of Attorney full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in or in connection with this Power of Attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his said attorney shall lawfully do or cause to be done by virtue of this Power of Attorney.

         (d) The existence of this Power of Attorney shall not preclude execution of any such instrument by the undersigned individually on any such matter. A person dealing with the Partnership may conclusively presume and rely on the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry.

         (e) The appointment of each Managing General Partner and each designee of that General Partner as attorney-in-fact pursuant to this power of attorney automatically shall terminate as to such person at such time as he ceases to be a General Partner and from such time shall be effective only as to the substitute General Partner admitted in accordance with this Partnership Agreement and his designees.

      15.10 FURTHER ASSURANCES. The Limited Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Partnership Agreement.

      15.11 SUCCESSORS AND ASSIGNS. Subject in all respects to the limitations on transferability contained herein, this Partnership Agreement shall be binding upon, and shall inure to the benefit of, the heirs, administrators, personal representatives, successors and assigns of the respective parties hereto.

      15.12 WAIVER OF ACTION FOR PARTITION. Each of the parties hereto irrevocably waives during the term of the Partnership and during the period of its liquidation following any dissolution, any right that he may have to maintain any action for partition with respect to any of the assets of the Partnership.

     15.13 CREDITORS. None of the provisions of this Partnership Agreement shall be for the benefit of or enforceable by any of the creditors of the Partnership or the Partners.

      15.14 REMEDIES. The rights and remedies of the Partners hereunder shall not be mutually exclusive, and the exercise by any Partner of any right to which he is entitled shall not preclude the exercise of any other right he may have.

      15.15 CUSTODIAN. All assets of the Partnership shall be held by a custodian meeting the requirements of the 1940 Act, and may be registered in the name of the Partnership or such custodian or nominee.The terms of the custodian agreement shall be determined by the Managing General Partners.

      15.16 USE OF NAME "FRANKLIN." Franklin Partners, Inc., as the initial Non-Managing General Partner, on behalf of its parent, Franklin Resources, Inc., hereby consents to the use by the Partnership of the name "Franklin" as part of the Partnership's name; provided, however, that such consent shall be conditioned upon the employment of Franklin Resources, Inc. or one of its affiliates as an investment adviser of the Partnership. The name "Franklin" or any variation thereof may be used from time to time in other connections and for other purposes by Franklin Resources, Inc. and its affiliates and other investment companies that have obtained consent to use the name "Franklin." Franklin Resources, Inc. and its affiliates shall have the right to require the Partnership to cease using the name "Franklin" as part of the Partnership's name if the Partnership ceases, for any reason, to employ Franklin Resources, Inc. or one of its affiliates as its investment adviser. Future names adopted by the Partnership for itself, insofar as such names include identifying words requiring the consent of Franklin Resources, Inc. or one of its affiliates, shall be the property of Franklin Resources, Inc. and its affiliates and shall be subject to the same terms and conditions.

      15.17 AUTHORITY. Each individual executing this Agreement on behalf of a partnership, corporation, or other entity warrants that he is authorized to do so and that this agreement will constitute the legal binding obligation of the entity which he represents.

      15.18 SIGNATURES. The signature of a Managing General Partners or an Officer or agent of the Partnership duly appointed by the Managing General Partners shall be sufficient to bind the Partnership to any agreement or on any document, including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of any assets.

      15.19 ARBITRATION. The parties hereby submit all controversies, claims and matters of difference to arbitration before a single arbitrator in San Francisco, California, according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. Without limiting the generality of the foregoing, the following shall be considered controversies for this purpose: (a) all questions relating to the breach of any obligation, warranty, agreement or condition hereunder; (b) failure of any party to deny or reject a claim or demand of any other party; and (c) all questions as to whether the right to arbitrate any question exists. Arbitration may proceed in the absence of any party if written notice (pursuant to the American Arbitration Association's rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by California All awards may be filed with the Clerk of the Superior Court in San Francisco, California, as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the clerk of one or more other courts, state or Federal, having jurisdiction over the party against whom such an award is rendered or his property.



                             FRANKLIN TAX-ADVANTAGED
                             INTERNATIONAL BOND FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)


                        AGREEMENT OF LIMITED PARTNERSHIP
                    AS AMENDED DECEMBER 19, 1986, JULY 13, 1987,
                  JUNE 19, 1990, MAY 1, 1991 AND JANUARY 18, 1994


                                  APPENDIX "C"

                                TABLE OF CONTENTS

                                                                            PAGE

1.   GENERAL PROVISIONS
     1.1  Formation .....................................................   C-2
     1.2  Name and Place of Business ....................................   C-2
     1.3  Term ..........................................................   C-2
     1.4  Agent for Service of Process ..................................   C-2
     1.5  Certificate of Limited Partnership ............................   C-2
     1.6  Other Acts/Filings ............................................   C-2

2.   DEFINITIONS ........................................................   C-2
     2.1  Affiliate .....................................................   C-2
     2.2  Capital Accounts ..............................................   C-2
     2.3  General Partner ...............................................   C-2
     2.4  Holder of Record or Holder of a Share .........................   C-2
     2.5  Limited Partner ...............................................   C-3
     2.6  Majority Vote .................................................   C-3
     2.7  Managing General Partner ......................................   C-3
     2.8  Net Asset Value (per Share) ...................................   C-3
     2.9  Non-Managing General Partner ..................................   C-3
     2.10 Officers ......................................................   C-3
     2.11 Person ........................................................   C-3
     2.12 Partners ......................................................   C-3
     2.13 Partnership ...................................................   C-3
     2.14 Partnership Act ...............................................   C-3
     2.15 Partnership Group .............................................   C-3
     2.16 Partnership List ..............................................   C-3
     2.17 Registration Statement ........................................   C-3
     2.18 Secretary of State ............................................   C-3
     2.19 Share (including fractional Shares) ...........................   C-3
     2.20 Substituted Limited Partner ...................................   C-3
     2.21 Tax Code ......................................................   C-3
     2.22 Transfer Agent ................................................   C-3
     2.23 1940 Act ......................................................   C-3

3.   ACTIVITIES AND PURPOSE .............................................   C-3
     3.1  Operating Policy ..............................................   C-3
     3.2  Investment Objectives .........................................   C-4
     3.3  Investment and Operating Limitations ..........................   C-4
     3.4  Other Authorized Activities ...................................   C-5

4.   GENERAL PARTNERS ...................................................   C-5
     4.1  Identity and Number ...........................................   C-5
     4.2  Managing and Non-Managing General Partners ....................   C-5
     4.3  General Partners' Contributions ...............................   C-5
     4.4  Management and Control ........................................   C-6
     4.5  Action by the Managing General Partners .......................   C-6
     4.6  Limitations of the Authority of the  Managing General Partners
     C-7
     4.7  Right of General Partners to Become  Limited Partners .........   C-7
     4.8  Termination of a General Partner ..............................   C-7
     4.9  Additional or Successor General Partners ......................   C-8
     4.10 Liability to Limited Partners .................................   C-8
     4.11 Assignment and Substitution ...................................   C-8
     4.12 No Agency .....................................................   C-8
     4.13 Reimbursement and Compensation ................................   C-8
     4.14 Indemnification ...............................................   C-8

5.   LIMITED PARTNERS ...................................................   C-9
     5.1  Identity of Limited Partners ..................................   C-9
     5.2  Admission of Limited Partners .................................   C-9
     5.3  Contributions of the Limited Partners .........................  C-10
     5.4  Additional Contributions of Limited Partners ..................  C-10
     5.5  Use of Contributions ..........................................  C-10
     5.6  Redemption by Limited Partners ................................  C-10
     5.7  Minimum Contribution and Mandatory Redemption .................  C-10
     5.8  Limited Liability .............................................  C-10
     5.9  No Power to Control Operations ................................  C-11

6.   SHARES OF PARTNERSHIP INTEREST .....................................  C-11

7.   PURCHASE AND EXCHANGE OF SHARES ....................................  C-11
     7.1  Purchase of Shares ............................................  C-11
     7.2  Net Asset Value ...............................................  C-11
     7.3  Exchange of Shares ............................................  C-11

8.   REDEMPTION OR REPURCHASE OF SHARES .................................  C-12
     8.1  Redemption of Shares ..........................................  C-12
     8.2  Payment for Redeemed Shares ...................................  C-12

9.   MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE ................  C-12
     9.1  Rights of Limited Partners ....................................  C-12
     9.2  Action of the Partners ........................................  C-13
     9.3  Meeting .......................................................  C-13
     9.4  Notices .......................................................  C-13
     9.5  Validity of Vote for Certain Matters ..........................  C-14
     9.6  Adjournment ...................................................  C-14
     9.7  Waiver of Notice and Consent to Meeting .......................  C-14
     9.8  Quorum ........................................................  C-14
     9.9  Required Vote .................................................  C-14
     9.10 Action by Consent Without a Meeting ...........................  C-14
     9.11 Record Date ...................................................  C-15
     9.12 Proxies .......................................................  C-15
     9.13 Number of Votes ...............................................  C-15

10.  DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES .................  C-15
     10.1 Fees of General Partners ......................................  C-15
     10.2 Distributions of Income and Gains .............................  C-15
     10.3 Allocation of Income, Gains, Losses,  Deductions and Credits ..  C-16
     10.4 Returns of Contributions ......................................  C-16
     10.5 Capital Accounts ..............................................  C-16
     10.6 Allocations for Tax Purposes ..................................  C-17

11.  ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST;

SUBSTITUTION OF PARTNERS ................................................  C-18
     11.1 Prohibition on Assignment .....................................  C-18
     11.2 Rights of the Holders of Shares as  Collateral or Judgment Creditor
     C-18
     11.3 Death, Incompetency, Bankruptcy or  Termination of the Existence of a
     Partner ............................................................  C-18
     11.4 Substituted Limited Partners ..................................  C-18

12.  DISSOLUTION AND TERMINATION OF THE PARTNERSHIP .....................  C-19
     12.1 Dissolution ...................................................  C-19
     12.2 Liquidation ...................................................  C-19
     12.3 Termination ...................................................  C-20

13.  BOOKS, RECORDS, ACCOUNTS AND REPORTS ...............................  C-20
     13.1 Books and Records .............................................  C-20
     13.2 Limited Partners' Rights to Records ...........................  C-20
     13.3 Accounting Basis and Fiscal Year ..............................  C-21
     13.4 Tax Returns ...................................................  C-21
     13.5 Filings with Regulatory Agencies ..............................  C-21
     13.6 Tax Matters and Notice Partner ................................  C-21

14.  AMENDMENTS OF PARTNERSHIP DOCUMENTS ................................  C-21
     14.1 Amendments in General .........................................  C-21
     14.2 Amendments Without Consent of Limited Partners ................  C-21
     14.3 Amendments Needing Consent of  Affected Partners ..............  C-21
     14.4 Amendments to Certificate of  Limited Partnership .............  C-22
     14.5 Amendments After Change of Law ................................  C-22

15.  MISCELLANEOUS PROVISIONS ...........................................  C-22
     15.1 Notices .......................................................  C-22
     15.2 Section Headings ..............................................  C-22
     15.3 Construction ..................................................  C-22
     15.4 Severability ..................................................  C-23
     15.5 Governing Law .................................................  C-23
     15.6 Counterparts ..................................................  C-23
     15.7 Entire Agreement ..............................................  C-23
     15.8 Cross-References ..............................................  C-23
     15.9 Power of Attorney to the General Partners .....................  C-23
     15.10Further Assurances.............................................  C-24
     15.11Successors and Assigns.........................................  C-24
     15.12Waiver of Action for Partition.................................  C-24
     15.13Creditors......................................................  C-24
     15.14Remedies.......................................................  C-24
     15.15Custodian......................................................  C-24
     15.16Use of Name "Franklin".........................................  C-24
     15.17Authority......................................................  C-24
     15.18Signatures.....................................................  C-24
     15.19Arbitration....................................................  C-25

                     FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

      This AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP ("Partnership Agreement") is entered into as of the 19th day of June, 1990 by and among the undersigned individuals, as Managing General Partners; FRANKLIN PARTNERS, INC., a California corporation, as Non-Managing General Partner (collectively, the "General Partners"); and each of the persons identified on the Partnership List of the Partnership as limited partners (the "Limited Partners").

   1. GENERAL PROVISIONS

      1.1 FORMATION. The parties hereby agree to form a limited partnership (the "Partnership") under the terms and conditions set forth below pursuant to the California Revised Limited Partnership Act (the "Partnership Act").

      1.2 NAME AND PLACE OF BUSINESS. The name of the Partnership shall be Franklin Tax-Advantaged International Bond Fund (a California limited partnership), or such other name as shall be selected from time to time by the Managing General Partners upon notice to the Limited Partners. The principal place of business of the Partnership shall be 777 Mariners Island Boulevard, San Mateo, California 94404, or such other place or places as the Managing General Partners may deem necessary or desirable to the conduct of the Partnership's activities, including places or the conduct of activities relating to its investments, the location and holding of its assets, the execution of its portfolio transactions and other operations.

      1.3 TERM. The term of the Partnership shall commence upon the filing of the Certificate of Limited Partnership with the Secretary of State and shall continue until the 31st day of December, 2036, unless terminated earlier in accordance with the provisions of this Partnership Agreement.

     1.4 AGENT FOR SERVICE OF PROCESS. The agent for service of process on the Partnership in California shall be Harmon E. Burns, Esq. or such other eligible California resident individual or corporation qualified to act as an agent for service of process as the Managing General Partners shall designate.

      1.5 CERTIFICATE OF LIMITED PARTNERSHIP. The Managing General Partners shall cause a Certificate of Limited Partnership to be filed with the Secretary of State in accordance with the terms of the Partnership Act.

      1.6 OTHER ACTS/FILINGS. The Partners shall from time to time execute or cause to be executed all such certificates, fictitious business name statements, and other documents, and do or cause to be done all such filings, recordings, publishings, and other acts as the Managing General Partners may deem necessary or appropriate to comply with the requirements of law for the formation and operation of the Partnership in all jurisdictions in which the Partnership shall desire to conduct its activities.

   2. DEFINITIONS

      When used in this Partnership Agreement the following terms shall have the meanings set forth below:

      2.1 AFFILIATE. "Affiliate" shall mean: (i) any person directly or indirectly controlling, controlled by or under common control with another person; (ii) a person owning or controlling 10% or more of the outstanding securities of that other person; (iii) any officer, director or partner of that other person; and (iv) if that other person is an officer, director or partner, any company for which that person acts in any such capacity (person shall include any natural person, partnership, corporation, association or other legal entity).

     2.2 CAPITAL ACCOUNTS. The accounts maintained for each Partner in accordance with Section 10.5 hereof.

     2.3 GENERAL PARTNER. Each of the initial General Partners designated in the Preamble and any other person or entity who shall hereafter become a General Partner.

      2.4 HOLDER OF RECORD OR HOLDER OF A SHARE.

        (a) a General Partner;

        (b) a Limited Partner if he or it has not redeemed or transferred all of his (its) Shares of the Partnership pursuant to Sections 8 or 11;

        (c) a purchaser of a Share or Shares of the Partnership; or

        (d) the successor in interest of a Partner under Section 11.

     2.5 LIMITED PARTNER. The original Limited Partner and all other persons who shall hereafter be admitted to the Partnership as additional Limited Partners or Substituted Limited Partners, except those persons who:

     (a) have redeemed all Shares of the Partnership owned by them and such redemption has been reflected in the Partnership List; or

     (b) have been replaced by a Substituted Limited Partner to the extent of their entire Limited Partnership Interest. Reference to a "Limited Partner" shall mean any one of the Limited Partners.

      2.6 MAJORITY VOTE. The affirmative vote of the lesser of (i) 67% or more of the Shares represented at a meeting and entitled to vote if more than 50% of the then outstanding shares are present or represented by proxy, or (ii) more than 50% of the then outstanding Shares entitled to vote.

      2.7 MANAGING GENERAL PARTNER. Each General Partner who is an individual.

     2.8 NET ASSET VALUE (PER SHARE). The value (in U.S. Dollars) of a Share as determined in accordance with Section 7.2 hereof.

     2.9 NON-MANAGING GENERAL PARTNER. Each General Partner that is not an individual (i.e., any General Partner that is a corporation, association, partnership, joint venture or trust).

      2.10 OFFICERS. Those persons designated by the Managing General Partners to perform administrative and operational functions on behalf of the Managing General Partners.

     2.11 PERSON. An individual, partnership, joint venture, association, corporation or trust.

     2.12 PARTNERS. Collectively, the General Partners and the Limited Partners. "Partner" means any one of the Partners.

     2.13 PARTNERSHIP. The limited partnership created and continued by this Partnership Agreement.

     2.14 PARTNERSHIP ACT. The California Revised Limited Partnership Act (Chapter 3 of Title 2 of the Corporations Code of California).

     2.15 PARTNERSHIP GROUP. All other limited partnerships organized under the Partnership Act of which Franklin Partners, Inc. or any parent, subsidiary or affiliate of Franklin Partners, Inc. is a General Partner and which are registered under the 1940 Act as open-end management investment companies.

     2.16 PARTNERSHIP LIST. A current list of all the Partners containing the information specified in Section 13.1(a)(i) hereof.

     2.17 REGISTRATION STATEMENT. The Registration Statement on Form N-1A, registering the Shares of the Partnership under the Securities Act of 1933 and the 1940 Act, as such Registration Statement may be amended from time to time.

     2.18 SECRETARY OF STATE. The Secretary of State of the State of California.

     2.19 SHARE (INCLUDING FRACTIONAL SHARES). A partnership interest in the Partnership. Reference to "Shares" shall be to more than one Share.

     2.20 SUBSTITUTED LIMITED PARTNER. A successor in interest of a Limited Partner who has complied with the conditions set forth in Section 11.

     2.21 TAX CODE. The Internal Revenue Code of 1986, as amended, or corresponding provisions of subsequent revenue laws, and all regulations, rulings and other promulgations or judicial decisions thereunder.

     2.22 TRANSFER AGENT. The person appointed by the Managing General Partners to be primarily responsible for maintaining the Partnership List and certain other records of the Partnership.

     2.23 1940 Act. The Investment Company Act of 1940, as amended, or as it may hereafter be amended, and the Rules and Regulations thereunder.

   3. ACTIVITIES AND PURPOSE

     3.1 OPERATING POLICY. The Partnership will be authorized and empowered to operate and will operate as an open-end, diversified management investment company under the 1940 Act.

     3.2 INVESTMENT OBJECTIVES. Subject to the limitations set forth in this Partnership Agreement, the investment objectives of the Partnership shall be to invest and reinvest its assets to seek income, consistent with preservation of principal, by investing principally in U.S. dollar denominated debt securities of non-U.S. issuers and foreign currency denominated debt securities of both U.S. and foreign issuers which are readily marketable.

     3.3 INVESTMENT AND OPERATING LIMITATIONS. The following additional fundamental policies and investment restrictions have been adopted by the Partnership and (unless otherwise noted) cannot be changed except by Majority Vote. These investment restrictions provide that the Partnership may not:

         (a) With respect to at least 75% of its total assets, invest in the securities of any one issuer (other than the U.S. Government and its agencies and instrumentalities), if immediately after and as a result of such investment
(i) more than 5% of the total assets of the Partnership would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Partnership.

         (b) Make loans to others, except through the purchase of debt securities in accordance with its investment objectives and policies or to the extent the entry into a repurchase agreement is deemed to be a loan.

         (c) (i) Borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 25% of its total assets (at the lower of cost or fair market value). Any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings, and no additional investments may be made while any such borrowings are in excess of 5% of total assets.

            (ii) Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings.

         (d) Purchase securities on margin, sell securities short, participate on a joint or joint and several basis in any securities trading account, or underwrite securities. (Does not preclude the Partnership from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, or from engaging in permissible foreign currency hedging transactions.)

         (e) Buy or sell interests in oil, gas or mineral exploration or development programs, or real estate. (Does not preclude investments in marketable securities of companies engaged in such activities.)

         (f) Purchase or hold securities of any issuer, if, at the time of purchase or thereafter, any of the General Partners or Officers of the Partnership or its investment adviser(s) own beneficially more than 1/2 of 1%, and such General Partners or Officers holding more than 1/2 of 1% together own beneficially more than 5% of the issuer's securities.

         (g) Invest more than 5% of the value of its total assets in securities of any issuer which has not had a record, together with predecessors, of at least three years of continuous operation. This is not a fundamental policy and may be changed by the Managing General Partners without prior approval by Majority Vote.

         (h) Purchase or sell commodities or commodity contracts or invest in puts, calls, straddles or spread options. (Does not preclude the purchase of or transactions in foreign exchange for hedging purposes, including forward foreign exchange transactions, the purchase or sale of foreign currency options, foreign currency futures transactions and the purchase or sale of options on foreign currency futures, or transactions in foreign exchange in connection with the investment of cash balances held outside of the United States.)

         (i) Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. This is not a fundamental policy and may be changed by the Managing General Partners without prior approval by Majority Vote.

         (j) Invest more than 10% of its assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than 7 days to maturity.

         (k) Invest in any issuer for purposes of exercising control or management.

         (l) Concentrate more than 25% of the market value of its assets in the securities of companies engaged in any one industry. (Does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.)

         (m) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Partnership from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions. This is not a fundamental policy and may be changed by the Managing General Partners without prior approval by Majority Vote.

      3.4 OTHER AUTHORIZED ACTIVITIES. Subject to the limitations set forth in this Partnership Agreement, the Partnership shall have the power to purchase and sell securities, issue evidences of indebtedness in connection with Partnership business, to join or become a partner in limited or general partnerships and to do any and all other things and acts, and to exercise any and all of the powers that a natural person could do or exercise and which now or hereafter may be lawfully done or exercised by a limited partnership.

   4. GENERAL PARTNERS

      4.1 IDENTITY AND NUMBER. The names of the General Partners and their last known business or residence address shall be set forth in the Certificate of Limited Partnership, as it may be amended from time to time; this same information, together with the amounts of the contributions of each General Partner and their current Share ownership, shall be set forth in alphabetical order in the Partnership List. The General Partners shall be identified as such on the Partnership List and also shall be identified separately as Managing General Partners or Non-Managing General Partners. The Managing General Partners may from time to time recommend to the Partners that additional persons be admitted as General Partners; provided, however, that if at any time following the effective date of the Partnership's Registration Statement the number of Managing General Partners is reduced to less than three, the remaining Managing General Partners shall, within 120 days, call a meeting of Partners for the purpose of electing an additional Managing General Partner or Managing General Partners so as to restore the number of Managing General Partners to at least three.

      4.2 MANAGING AND NON-MANAGING GENERAL PARTNERS. Only individuals may act as Managing General Partners, and all General Partners who are individuals shall act as Managing General Partners. Any General Partner that is a corporation, association, partnership, joint venture or trust shall act as a Non-Managing General Partner. Except as provided in Section 4.4 hereof, a Non-Managing General Partner as such shall take no part in the management, conduct or operation of the Partnership's business and shall have no authority to act on behalf of the Partnership or to bind the Partnership. All General Partners, including Managing and Non-Managing General Partners, shall be subject to election and removal by the Partners as hereinafter provided.

      4.3 GENERAL PARTNERS' CONTRIBUTIONS.

         (a) Each General Partner, as such, shall make a contribution of cash to the Partnership sufficient to purchase at least one Share (plus any applicable sales charge) and shall continue to own unencumbered at least one such Share at all times while serving as a General Partner. The amount contributed by each General Partner shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges and which amount may be less than the offering price paid by such General Partner for his shares to the extent the offering price includes any sales charges. The amount of such contributions and the number of Shares owned by each General Partner shall be set forth in the Partnership List.

         (b) The Non-Managing General Partner shall, in its capacity as such Non-Managing General Partner, be obligated to contribute to the Partnership through the purchase of Shares from time to time amounts sufficient to enable the General Partners in the aggregate, to maintain in their capacities as General Partners an interest in each material item of Partnership income, gain, loss, deduction or credit equal to at least 1% of each such item at all times during the existence of the Partnership. If upon termination of the Partnership, the General Partners have a negative balance in their Capital Accounts, they shall in their capacity as General Partners be obligated to make additional capital contributions in cash equal to the lesser of (i) the negative balance in their Capital Accounts or (ii) the amount, if any, by which 1.01% of the total capital contributions of the Limited Partners exceeds the total capital contributions of the General Partners prior to such termination. For as long as the Non-Managing General Partner retains its status as such, it shall not redeem or assign Shares held by it in its capacity as the Non-Managing General Partner or otherwise accept distributions in cash or property if such action would result in the failure of the General Partners to maintain such an interest. In the event that the Non-Managing General Partner is removed or stands for re-election and is not re-elected by the Partners pursuant to Section 9 hereof, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice, redeem its Shares in the same manner as is provided in Section 8 hereof. In the event that the Non-Managing General Partner voluntarily withdraws or declines to stand for re-election, the Non-Managing General Partner may, upon not less than thirty (30) days' written notice following the occurrence of an event described in (i), (ii) or (v) in Section 4.8(a), redeem its Shares in the same manner as provided in Section 8. In the event that the Non-Managing General Partner is removed, stands for re-election and is not re-elected, voluntarily withdraws or declines to stand for re-election, the Managing General Partners shall cause the Certificate of Limited Partnership to be amended as provided in
Section 14.4 hereof to reflect such withdrawal.

      4.4 MANAGEMENT AND CONTROL. Subject to the terms of the Partnership Agreement and the 1940 Act, the Partnership will be managed by the Managing General Partners, who will have complete and exclusive control over the management, conduct and operation of the Partnership's business, and, except as otherwise specifically provided in this Partnership Agreement, the Managing General Partners shall have the rights, powers and authority, on behalf of the Partnership and in its name, to exercise all of the rights, powers and authority of partners of a partnership without limited partners. The Managing General Partners may contract on behalf of the Partnership with one or more banks, trust companies or investment advisers for the performance of such functions as the Managing General Partners may determine, but subject always to their continuing supervision, including, without limitation, the investment and reinvestment of all or part of the Partnership's assets and execution of portfolio transactions, the distribution of Shares, and any or all administrative functions. The Managing General Partners may appoint officers or agents to perform such duties on behalf of the Partnership and the Managing General Partners as the Managing General Partners deem desirable. Such officers or agents need not be General or Limited Partners. The Managing General Partners may also employ persons to perform various duties on behalf of the Partnership as employees of the Partnership. The Managing General Partners shall devote themselves to the Partnership's business to the extent they may determine necessary for the efficient conduct thereof, which need not, however, occupy their full time. The General Partners may also engage in other businesses, whether or not similar in nature to the business of the Partnership, subject to the limitations of the 1940 Act.

      In the event that no Managing General Partner shall remain for the purpose of managing and conducting the business of the Fund, the Non-Managing General Partner shall promptly call a meeting of the Limited Partners to be held within sixty (60) days of the date the last Managing General Partner ceases to act in such capacity to elect new Managing General Partners up to a maximum number of Managing General Partners theretofore admitted to the Partnership (but no fewer than three). For the period of time during which no Managing General Partner shall remain, the Non-Managing General Partner, subject to the terms and provisions of this Partnership Agreement, shall be permitted to engage in the management, conduct and operation of the business of the Partnership.

      4.5 ACTION BY THE MANAGING GENERAL PARTNERS. Unless otherwise required by the 1940 Act with respect to any particular action, the Managing General Partners shall act only by the vote of a majority of the Managing General Partners at a meeting duly called at which a quorum of the Managing General Partners is present or by unanimous written or telephonic consent of the Managing General Partners without a meeting. At any meeting of the General Partners, a majority of the Managing General Partners shall constitute a quorum. If there shall be more than one Managing General Partner, no single Managing General Partner shall have authority to act on behalf of the Partnership or to bind the Partnership. The Managing General Partners shall appoint one of their number to be Chairman. Meetings of the Managing General Partners may be called orally or in writing by the Chairman or by any two Managing General Partners. Notice of the time, date and place of all meetings of the Managing General Partners shall be given by the party calling the meeting to each Managing General Partner by telephone or telegram sent to his home or business address at least twenty-four hours in advance of the meeting or by written notice mailed to his home or business address at least seventy-two hours in advance of the meeting. Notice need not be given to any Managing General Partner who attends the meeting without objecting to the lack of notice or who executes a written waiver of notice with respect to the meeting. The Chairman, if present, shall preside at all meeting of Partners.

      4.6 LIMITATIONS OF THE AUTHORITY OF THE MANAGING GENERAL PARTNERS. The Managing General Partners shall have no authority without the vote or written consent or ratification of the Limited Partners to:

     (a) do any act in contravention of this Partnership Agreement, as it may be amended from time to time;

     (b) do any act which would make it impossible to carry on the ordinary business of the Partnership;

     (c) confess a judgment against the Partnership;

     (d) possess Partnership property, or assign their rights in specific property, for other than a partnership purpose;

     (e) admit a person as a General Partner except in accordance with Section 9 hereof; or

     (f) admit a person as a Limited Partner, except in accordance with Section 5 hereof.

      4.7 RIGHT OF GENERAL PARTNERS TO BECOME LIMITED PARTNERS. A General Partner may also own Shares as a Limited Partner without obtaining the consent of the Limited Partners and thereby become entitled to all the rights of a Limited Partner to the extent of the Limited Partnership interest so acquired. Such event shall not, however, be deemed to reduce or otherwise affect any of the General Partners' liability hereunder as a General Partner. If a General Partner shall also become a Limited Partner, the contributions and Share ownership of such General Partner shall be separately designated in the Partnership List to reflect his interest in each capacity.

      4.8 TERMINATION OF A GENERAL PARTNER.

         (a) The interest of a General Partner shall terminate and such party shall have no further right or power to act as a General Partner (except to execute any amendment to this Partnership Agreement to evidence his termination):

            (i) upon death of the General Partner;

            (ii) upon an adjudication of incompetency of the General Partner;

            (iii) if such Partner is removed or stands for re-election and is not re-elected by the Partners, as provided in Section 9 below;

            (iv) in the case of the Non-Managing General Partner, upon the filing of a certificate of dissolution, or its equivalent, or voluntary or involuntary petition in bankruptcy for such Non-Managing General Partner; or

            (v) if such Partner voluntarily retires upon not less than ninety
(90) days' written notice to the other General Partners.

         (b) Notwithstanding the foregoing, the Non-Managing General Partner shall not voluntarily withdraw or otherwise voluntarily terminate its status as the Non-Managing General Partner until the earliest of (i) 180 days from the date that the Non-Managing General Partner gives the other General Partners its written notice of its intention to withdraw as a Non-Managing General Partner,
(ii) the date that a successor Non-Managing General Partner, who has agreed to assume the obligations of Section 4.3(b) hereof, is elected by the Partners pursuant to Section 9 hereof, or (iii) the date that another General Partner assumes the obligations imposed upon the Non-Managing General Partner pursuant to Section 4.3(b) hereof. The failure of the Non-Managing General Partner to seek re-election at any meeting of the Partners called for such purpose shall be deemed to constitute a voluntary withdrawal as of the date of such meeting and shall constitute written notice as at the date of notice of such meeting of its intention to withdraw as a Non-Managing General Partner, unless it has delivered written notice at an earlier date.

         (c) In the event a General Partner ceases to be a General Partner, the remaining General Partners shall have the right to continue the operations of the Partnership.

         (d) Termination of a person's status as a General Partner shall not affect his status, if any, as a Limited Partner. A General Partner may retain Shares owned in his capacity as a Limited Partner provided such General Partner has been or is admitted to Partnership as a Limited Partner in accordance with
Section 5.2.

         (e) A person who ceases to be a General Partner shall nevertheless be deemed to be acting as a General Partner with respect to a third party doing business with the Partnership until an amended Certificate of Limited Partnership is filed with the Secretary of State.

      4.9 ADDITIONAL OR SUCCESSOR GENERAL PARTNERS. A person may be added or substituted as a General Partner only upon his admission by the Partners at a meeting of Partners or by written consent without a meeting as provided in
Section 9 hereof. Each General Partner, by becoming a General Partner, consents to the admission as an added or substituted General Partner of any person elected by the Partners in accordance with this Partnership Agreement. Any person who is elected to be admitted as a General Partner at a meeting of the Partners or by written consent in accordance with Section 9 hereof and who shall not be serving as a General Partner at the time of such election, shall be admitted to the Partnership as a General Partner effective as of the date of such election. Any General Partner who is not re-elected at any such meeting in the manner specified in Section 9 shall be deemed to have withdrawn as of the date of such meeting.

      4.10 LIABILITY TO LIMITED PARTNERS. The General Partners shall not be personally liable for the repayment of any amounts standing in the account of a Limited Partner or holder of Shares including, but not limited to, contributions with respect to such Shares, except by reason of their wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. Any payment, other than in the event of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by a General Partner, which results in a personal liability to Limited Partners or holders of Shares, shall be solely from the Partnership's assets.

      So long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners, the General Partners shall not have any personal liability to any holder of Shares or to any Limited Partner by reason of (1) any failure to withhold income tax under Federal or state tax laws with respect to income allocated to Limited Partners or (2) any change in the Federal or state tax laws or in interpretation thereof as they apply to the Partnership, the holders of the Shares or the Limited Partners, whether such change occurs through legislative, judicial or administrative action.

      4.11 ASSIGNMENT AND SUBSTITUTION. Each Share held by a General Partner in his capacity as a General Partner shall be designated as such, and each such Share shall be non-assignable, except to another person who already is a General Partner, and then only with the consent of the Managing General Partners, and shall be redeemable by the Partnership only in the event that (i) the holder thereof has ceased to be a General Partner of the Partnership or (ii) in the opinion of counsel for the Partnership redemption of Shares held by a General Partner would not jeopardize the status of the Partnership as a partnership for Federal income tax purposes.

     4.12 NO AGENCY. Except as provided in Section 15.9 below, nothing in this Partnership Agreement shall be construed as establishing any General Partner as an agent of any Limited Partner.

      4.13 REIMBURSEMENT AND COMPENSATION. Managing General Partners may receive reasonable compensation for their services as Managing General Partners and will be reimbursed for all reasonable out-of-pocket expenses incurred in performing their duties hereunder.

      4.14 INDEMNIFICATION.

         (a) Subject to the exceptions and limitations contained in Subsection (b) below:

            (i) Every person who is, or has been, a General Partner, an officer and/or Director of a corporate General Partner or Officer of the Partnership (hereinafter referred to as "Covered Person") shall be indemnified by the Partnership to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a General Partner, an officer and/or Director of a Corporate General Partner or officer of the Partnership and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been finally adjudicated by a court or other body before which the proceeding was brought (A) to be liable to the Partnership or its Partners by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Partnership; or

            (ii) in the event of a settlement, or other disposition not involving a final adjudication as provided in subsection (b)(i) unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

               (A) by the court or other body approving the settlement or other disposition;

               (B) by vote of at least a majority of those Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

               (C) by written opinion of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Partner may, by appropriate legal proceedings, challenge any such determination by the Managing General Partners, or by independent counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Partnership, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such General Partner, officer and/or Director of a Corporate General Partner or officer of the Partnership and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Partnership personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 4.14 shall be paid by the Partnership from time to time in advance prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Partnership if it is ultimately determined that he is not entitled to indemnification under this Section 4.14; provided, however, that either (i) such Covered Persons shall have provided appropriate security for such undertaking, (ii) the Partnership is insured against losses arising out of any such advance payments, or (iii) either a majority of the Managing General Partners who are neither interested persons (as defined in the 1940 Act) of the Partnership nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 4.14.

   5. LIMITED PARTNERS

      5.1 IDENTITY OF LIMITED PARTNERS. The names of the Limited Partners and their last known business or residence addresses, together with the amounts of their contributions and their current Share ownership, shall be set forth in alphabetical order in the Partnership List.

      5.2 ADMISSION OF LIMITED PARTNERS. The Managing General Partners may admit a purchaser of Shares as a Limited Partner, upon (i) the execution by such purchaser of such subscription documents and other instruments as the Managing General Partners may deem necessary or desirable to effectuate such admission, which documents, if any shall be required, shall be described in the Partnership's Registration Statement, (ii) the purchaser's acceptance of all the terms and provisions of this Partnership Agreement, including the power of attorney set forth in Section 15.9 hereof, in such manner as shall be specified by the Managing General Partners, and (iii) the addition of such purchaser to the Partnership List. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the admission of new Limited Partners. In no event shall the consent or approval of any of the Limited Partners be required to effectuate such admission. Each purchaser of a Share of the Partnership who becomes a Limited Partner shall be bound by all the terms and conditions of this Partnership Agreement including, without limitation, the allocation of income, gains, losses, deductions and credits as provided in Section 10.3. Notwithstanding anything in this Partnership Agreement to the contrary, the Managing General Partners reserve the right to refuse to admit any person as a Limited Partner if, in their judgment, it would not be in the Partnership's best interests to admit such person.

      5.3 CONTRIBUTIONS OF THE LIMITED PARTNERS. The amount contributed by each Limited Partner to the Partnership shall be the amount actually invested in Shares of the Partnership at their Net Asset Value, which amount shall not include any sales charges and which amount may be less than the offering price paid by such Limited Partner for his Shares to the extent the offering price includes any sales charges. All contributions shall be made in U.S. dollars, which shall be invested in Shares of the Partnership at Net Asset Value. The amount of such contributions and the number of Shares owned by each Partner shall be set forth in the Partnership List.

      5.4 ADDITIONAL CONTRIBUTIONS OF LIMITED PARTNERS. No Limited Partner shall be required to make any additional contributions to (or investments in) or lend additional funds to the Partnership, and no Limited Partner shall be liable for any additional assessment therefor. A Limited Partner may make an additional contribution (or investment), however, at his option through the purchase of additional Shares subject to the same terms and conditions as his initial contribution.

      5.5 USE OF CONTRIBUTIONS. The aggregate of all capital contributions shall be, and hereby are agreed to be, available to the Partnership to carry out the objects and purposes of the Partnership.

      5.6 REDEMPTION BY LIMITED PARTNERS. A Limited Partner may redeem his Shares at any time in accordance with Section 8. The Managing General Partners shall cause the Partnership List to be amended daily on each day that its Transfer Agent is open for business to reflect the withdrawal of any Limited Partner or the return, in whole or in part, of the contribution of any Limited Partner.

      5.7 MINIMUM CONTRIBUTION AND MANDATORY REDEMPTION. The Managing General Partners shall determine the minimum amounts required for the initial or additional contributions of a Limited Partner, which amounts may, from time to time, be changed by the Managing General Partners. Additionally, the Managing General Partners may, from time to time, establish a minimum total investment for Limited Partners, and there is reserved to the Partnership the right to redeem automatically the interest of any Limited Partner the value of whose investment is less than such minimum upon the giving of at least 30 days' notice to such Limited Partner, provided that such minimum total investment is not greater than the investment of any Limited Partner at the time the new minimum total investment becomes effective. The amounts which the Managing General Partners shall fix from time to time for initial or additional contributions and the amount of the minimum total investment shall be stated in the Partnership's current Registration Statement.

      5.8 LIMITED LIABILITY.

         (a) No Limited Partner shall be liable for any debts or obligations of the Partnership and each Limited Partner shall be indemnified by the Partnership against any such liability; provided, however, that contributions of a Limited Partner and his share of any undistributed assets of the Partnership shall be subject to the risks of the operations of the Partnership and subject to the claims of the Partnership's creditors, and provided further, that after any Limited Partner has received the return of any part of his contribution or any distribution of assets of the Partnership, he will be liable to the Partnership for:

            (i) any money or other property wrongfully distributed to him; and

            (ii) any sum, not in excess of the amount of such distribution, necessary to discharge any liabilities of the Partnership to creditors who extended credit or whose claims arose before such returns or distributions were made, but only to the extent that the assets of the Partnership are not sufficient to discharge such liabilities.

      The obligation of a Limited Partner to return all or any part of a distribution made to him shall be the sole obligation of such Limited Partner and not of the General Partners.

         (b) If an action is brought against a Limited Partner to satisfy an obligation of the Partnership, the Partnership, upon notice from the Limited Partner about the action, will either pay the claim itself or, if the Partnership believes the claim to be without merit, will undertake the defense of the claim itself.

         (c) The General Partners shall not have any personal liability to any Holder of Shares or to any Limited Partner for the repayment of any amounts standing in the account of a Limited Partner including, but not limited to, contributions with respect to such Shares. Any such payment shall be solely from the assets of the Partnership. The General Partners shall not be liable to any Holder of Shares or to any Limited Partner by reason of any change in the Federal income tax laws as they apply to the Partnership and the Limited Partners, whether such change occurs through legislative, judicial or administrative action, so long as the General Partners have acted in good faith and in a manner reasonably believed to be in the best interests of the Limited Partners.

      5.9 NO POWER TO CONTROL OPERATIONS. A Limited Partner shall have no right to and shall take no part in control of the Partnership's operations or activities but may exercise the rights and powers of a Limited Partner under this Partnership Agreement, including without limitation, the voting rights and the giving of consents and approvals provided for in Section 9 hereof. The exercise of such rights and powers are deemed to be matters affecting the basic structure of the Partnership and not the control of its business.

   6. SHARES OF PARTNERSHIP INTEREST

      All interests in the Partnership, including contributions by the General Partners, pursuant to Section 4.3 and by the Limited Partners, pursuant to
Section 5.3, shall be expressed in units of participation herein referred to as "Shares" (which term includes fractional Shares). Each Share shall represent an equal proportionate interest in the income and assets of the Partnership with each other Share outstanding.

   7. PURCHASE AND EXCHANGE OF SHARES

      7.1 PURCHASE OF SHARES. The Partnership may offer Shares on a continuing basis to investors. Except for the initial purchase of Shares by the initial Limited Partner and the General Partners, all Shares issued shall be issued and sold at the Net Asset Value (plus such sales charge or other charge as may be applicable to the purchase of the Shares) next computed after receipt of a purchase order in accordance with the Partnership's Registration Statement in effect at the time the order is received. Only investors who agree to be admitted, and who are eligible for admission, as Limited Partners pursuant to
Section 5.2 shall be eligible to purchase Shares (unless such investor has already been admitted as a Partner). Orders for the purchase of Shares shall be accepted on any day that the Partnership's Transfer Agent is open for business (which shall normally be limited to those days when the New York Stock Exchange is open for business). The form in which purchase orders may be presented shall be as set forth in the Partnership's Registration Statement in effect at the time the order is received. The Managing General Partners on behalf of the Partnership reserve the right to reject any specific order and to suspend the Partnership's offering of new Shares at any time.
Payment for all Shares must be made in U.S. dollars.

      7.2 NET ASSET VALUE. The Net Asset Value per Share of the Partnership shall be determined as of 4:15 p.m. New York City time on each day the New York Stock Exchange is open for trading or as of such other time or times as the Managing General Partners may determine in accordance with the provisions of the 1940 Act. The Net Asset Value per Share shall be expressed in U.S. dollars and shall be computed by dividing the value of all the assets of the Partnership, less its liabilities, by the number of Shares outstanding (including Shares held by General Partners). Portfolio securities will be valued at their fair value using methods determined in good faith by the Managing General Partners in accordance with the 1940 Act. The Partnership may suspend the determination of the Net Asset Value during any period when the New York Stock Exchange is closed, other than customary weekend and holiday closings, during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission") or during any emergency as determined by the Commission which makes it impracticable for the Partnership to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

      7.3 EXCHANGE OF SHARES. Shares of the Partnership may be exchanged for (i.e., redeemed and reinvested in) shares of any other partnership in the Partnership Group without incurring any additional sales charge or other charge. Orders for exchanges will be executed only on days that each partnership's Transfer Agent is open for business (which shall normally be limited to those days when the New York Stock Exchange is open for business) and will be executed at the respective net asset value of the partnerships involved next computed after receipt of an exchange order in accordance with the Partnership's Registration Statement in effect at the time the order is received.

   8. REDEMPTION OR REPURCHASE OF SHARES

      8.1 REDEMPTION OF SHARES. The Partnership will redeem from any Partner all or any portion of the Shares owned by him provided that the Partner delivers to the Partnership or its designated agent notice of such redemption, stating the number of Shares to be redeemed, together with a properly endorsed Share certificate(s) where certificate(s) have been issued, in good order for transfer and in proper form as determined by the Managing General Partners and the Partnership's Transfer Agent. The Partner shall be entitled to payment in U.S. Dollars of the Net Asset Value of his Shares (as set forth in Section 7.2 hereof). Any such redemption shall be in accordance with Section 4 with respect to General Partners or Section 5 with respect to Limited Partners. Any distribution upon redemption pursuant to this Section 8.1 shall, in accordance with Section 10.4 below, constitute a return in full of the redeeming Partner's contribution attributable to the Shares which are redeemed regardless of the amount distributed with respect to such Shares. No consent of any of the Partners shall be required for the withdrawal or return of a Limited Partner's contribution. The Managing General Partners shall have sole discretion to determine the amount of cash to be distributed to a withdrawing Partner. All redemptions shall be recorded on the Partnership List, which shall be amended daily on each day that the Partnership's Transfer Agent is open for business.

      The Managing General Partners may suspend redemptions and defer payment of the redemption price at any time, subject to the Rules and Regulations of the Securities and Exchange Commission.

      8.2 PAYMENT FOR REDEEMED SHARES. Payments for Shares redeemed or repurchased by the Partnership will be made in U.S. Dollars within seven days after receipt by the Partnership's Transfer Agent of a written redemption request in proper form as specified in Section 8.1 above. If a redemption request is received with respect to Shares for which the Partnership has not yet received good payment, the Partnership may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such Shares.

   9. MATTERS AFFECTING THE PARTNERSHIP'S BASIC STRUCTURE

      9.1 RIGHTS OF LIMITED PARTNERS.

         (a) As provided in the Partnership Act, the Limited Partners shall have the right to vote together with the General Partners in accordance with the provisions of this Section 9 only upon the following matters affecting the basic structure of the Partnership, which include the voting, approval, consent or similar rights required under the 1940 Act for voting security holders:

          (i) the right to remove General Partner(s);

          (ii) the right to elect new General Partner(s), except in the circumstance where the last remaining or surviving General Partner has been removed;

          (iii) the right to approve or terminate investment advisory, underwriting and distribution contracts and plans;

          (iv) the right to ratify or reject the appointment and to terminate the employment of the independent public accountants of the Partnership;

          (v) the right to approve or disapprove the sale of all or substantially all of the assets of the Partnership;

          (vi) the right to approve the incurrence of indebtedness by the Partnership other than in the ordinary course of business;

          (vii) the right to approve transactions in which the General Partners have an actual or potential conflict of interest with the Limited Partners or the Partnership;

          (viii) the right to terminate the Partnership, as provided in Section 12 hereof;

          (ix) the right to elect to continue the operations of the Partnership, except in circumstances where the last remaining or surviving General Partner has been removed; and

          (x) the right to amend this Partnership Agreement, including, without limitation, the right to approve or disapprove proposed changes in the investment and operating limitations set forth in Section 3.3 and the right to approve or disapprove proposed changes in the nature of the Partnership's activities as such activities are described herein; provided, however, that no such amendment shall conflict with the 1940 Act so long as the Partnership intends to remain registered thereunder, nor affect the liability of the General Partners without their consent nor the limited liability of the Limited Partners as provided under Section 5.8 above.

      Notwithstanding the foregoing, the right of Limited Partners to vote on matters affecting the basic structure of the Partnership as designated herein shall not be construed as a requirement that all such matters be submitted to the Limited Partners for their approval or be so approved to the extent such approval is not required by the Partnership Act, the 1940 Act or this Partnership Agreement.

         (b) Notwithstanding the foregoing, no vote, approval or other consent shall be required of the Limited Partners with respect to any matter not affecting the basic structure of the Partnership, including, without limitation, the following: (i) any change in the amount or character of the contribution of any Limited Partner; (ii) any change in the procedures for the purchase or redemption of Shares, (iii) the substitution or deletion of a Limited Partner;
(iv) the admission of any additional Limited Partner; (v) the retirement, resignation, death or incompetency of a Managing General Partner; (vi) any addition to the duties or obligations of the General Partners, or any reduction in the rights or powers granted to the General Partners herein, for the benefit of the Limited Partners; (vii) the correction of any false or erroneous statement, or change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners, in this Partnership Agreement; (viii) the addition of any omitted provision or amendment of any provision to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof; or (ix) such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership.

         (c) The Limited Partners shall have no right or power to cause the termination and dissolution of the Partnership except as set forth in this Partnership Agreement. No Limited Partner shall have the right to bring an action for partition against the Partnership.

      9.2 ACTION OF THE PARTNERS. Actions which require the vote of the Limited Partners under Section 9.1 of this Partnership Agreement shall be taken at a meeting of both the General and Limited Partners, or by consent without a meeting as provided in Section 9.10. All Partners' meetings shall be held at such place as the Managing General Partners shall designate. The Partners may vote at any such meeting in person or by proxy.

      9.3 MEETINGS. Meetings of the Partnership for the purpose of taking any action which the Limited Partners are permitted to take under this Partnership Agreement may be called by a majority vote of the Managing General Partners or by Limited Partners representing 10% or more of the outstanding Shares. Written notice of such meeting shall be given in accordance with Section 9.4.

      9.4 NOTICES.

         (a) Whenever Partners are required or permitted to take any action at a meeting, a written notice of the meeting shall be given not less than ten (10), nor more than sixty (60), days before the date of the meeting to each Partner entitled to vote at the meeting. The notice shall state the place, date, and hour of the meeting and the general nature of the business to be transacted, and no other business may be transacted.

         (b) Notice of a Partners' meeting or any report shall be given either personally or by mail or other means of written communication, addressed to the Partner at the address of the Partner appearing on the books of the Partnership or given by the Partner to the Partnership for the purpose of notice, or, if no address appears or is given, at the place where the principal executive office of the Partnership is located or by publication at least once in a newspaper of general circulation in the county in which the principal executive office is located. The notice or report shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by other means of written communication. An affidavit of mailing of any notice or report in accordance with the provisions of this subsection, executed by a General Partner, shall be prima facie evidence of the giving of the notice or report.

      If any notice or report addressed to the Partner at the address of the Partner appearing on the books of the Partnership is returned to the Partnership marked to indicate that the notice or report to the Partner could not be delivered at such address, all future notices or reports shall be deemed to have been duly given without further mailing if they are available for the Partner at the principal executive office of the Partnership for a period of one year from the date of the giving of the notice or report to all other Partners.

         (c) Upon written request to the General Partners by any person entitled to call a meeting of Partners, the General Partners immediately shall cause notice to be given to the Partners entitled to vote that a meeting will be held at a time requested by the person calling the meeting, not less than ten (10), nor more than sixty (60), days after the receipt of the request. If the notice is not given within twenty (20) days after receipt of the request, the person entitled to call the meeting may give the notice.

      9.5 VALIDITY OF VOTE FOR CERTAIN MATTERS. Any Partner approval at a meeting, other than unanimous approval by those entitled to vote, with respect to the matters set forth in Section 9.1(a) shall be valid only if the general nature of the proposal so approved was stated in the notice of meeting or in any written waiver of notice.

      9.6 ADJOURNMENT. When a Partners' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Partnership may transact any business which might have been transacted at the original meeting. If the adjournment is for more than forty-five (45) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Partner of record entitled to vote at the meeting in accordance with Section 9.4.

      9.7 WAIVER OF NOTICE AND CONSENT TO MEETING. The transactions of any meeting of Partners, however called and noticed, and wherever held, are as valid as though had at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a written waiver of notice or a consent to the holding of the meeting or an approval of the minutes thereof. All waivers, consents, and approvals shall be filed with the Partnership records or made a part of the minutes of the meeting. Attendance of a person at a meeting shall constitute a waiver of notice of the meeting, except when the person objects, at the beginning because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice of the meeting but not so included, if the objection is expressly made at the meeting. Neither the business to be transacted at nor the purpose of any meeting of Partners need be specified in any written waiver of notice, except as provided in Section 9.6.

      9.8 QUORUM. The presence in person or by proxy of more than forty percent (40%) of the outstanding Shares on the record date for any meeting constitutes a quorum at such meeting. The Partners present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment notwithstanding the withdrawal of enough Partners to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority vote of those Partners present (except as otherwise may be required by the 1940 Act or the Partnership Act). In the absence of a quorum, any meeting of Partners may be adjourned from time to time by the vote of a majority in interest of the Limited Partners represented either in person or by proxy, but no other business may be transacted except as provided in this Section 9.8. The Managing General Partners may adjourn such meeting to such time or times as determined by the Managing General Partners.

      9.9 REQUIRED VOTE. Any action which requires the vote of the Limited Partners may be taken by the General Partners with (i) the Majority Vote of the then outstanding Shares or (ii) if at a meeting, with a majority vote of those Shares present if the quorum requirements of Section 9.8 hereof have been satisfied (except as otherwise may be required by the 1940 Act or the Partnership Act); provided, however, that the admission of a General Partner shall require the affirmative vote of at least a majority of the then outstanding Shares, and provided further, that the admission of a General Partner or an election to continue the operations of the Partnership after a General Partner ceases to be a General Partner (other than by removal) when there is no remaining or surviving General Partner shall require the affirmative vote of all the Limited Partners.

      9.10 ACTION BY CONSENT WITHOUT A MEETING. Any action which may be taken at any meeting of the Partners may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by Partners having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting. In the event the Limited Partners are requested to consent on a matter without a meeting, each Partner shall be given notice of the matter to be voted upon in the same manner as described in Section
9.4. In the event any General Partner, or Limited Partners representing 10% or more of the outstanding Shares request a meeting for the purpose of discussing or voting on the matter, notice of such meeting shall be given in accordance with Section 9.4 and no action shall be taken until such meeting is held. Unless delayed in accordance with the provisions of the preceding sentence, any action taken without a meeting will be effective ten (10) days after the required minimum number of voters have signed the consent; however, the action will be effective immediately if the General Partners and Limited Partners representing at least 90% of the Shares of the Partners have signed the consent.

      9.11 RECORD DATE.

         (a) In order that the Partnership may determine the Partners of record entitled to notices of any meeting or to vote, or entitled to receive any distribution or to exercise any rights in respect of any other lawful action, the Managing General Partners, or Limited Partners representing more than 10% of the Shares then outstanding, may fix, in advance, a record date which is not more than sixty (60) or less than ten (10) days prior to the date of the meeting and not more than sixty (60) days prior to any other action. If no record date is fixed:

            (i) The record date for determining Partners entitled to notice of or to vote at a meeting of Partners shall be at the close of business on the business day next preceding the day on which notice is given or, if notice is waived, at the close of business on the business day next preceding the day on which the meeting is held.

            (ii) The record date for determining Partners entitled to give consent to Partnership action in writing without a meeting shall be the first day on which the first written consent is given.

            (iii) The record date for determining Partners for any other purpose shall be at the close of business on the day on which the Managing General Partners adopt it, or the sixtieth (60th) day prior to the date of the other action, whichever is later.

         (b) The determination of Partners of record entitled to notice of or to vote at a meeting of Partners shall apply to any adjournment of the meeting unless the Managing General Partners, or the Limited Partners who called the meeting, fix a new record date for the adjourned meeting, but the Managing General Partners, or the Limited Partners who called the meeting, shall fix a new record date if the meeting is adjourned for more than forty-five (45) days from the date set for the original meeting.

         (c) Any Holder of a Share prior to the record date for a meeting shall be entitled to vote at such meeting, provided such person becomes a Partner prior to the date of the meeting.

      9.12 PROXIES. A Partner may vote at any meeting of the Partnership by a proxy executed in writing by the Partner. All such proxies shall be filed with the Partnership before or at the time of the meeting. The law of California pertaining to corporate proxies will be deemed to govern all Partnership proxies as if they were proxies with respect to shares of a California corporation. A proxy may be revoked by the person executing the proxy in a writing delivered to the Managing General Partners at any time prior to its exercise. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the person executing the proxy is present at the meeting and elects to vote in person.

      9.13 NUMBER OF VOTES. All Shares have equal voting rights. Each Partner shall have the right to vote the number of Shares standing of record in such Partner's name as of the record date set forth in the notice of meeting.

   10. DISTRIBUTIONS AND ALLOCATION OF PROFITS AND LOSSES

      10.1 FEES OF GENERAL PARTNERS. As compensation for services rendered to the Partnership, each Managing General Partner may be paid a fee during each year, which fee shall be fixed by the Managing General Partners. All the General Partners shall be entitled to reimbursement of reasonable expenses incurred by them in connection with their performance of their duties as General Partners. Neither payment of compensation or reimbursement of expenses to a General Partner hereunder nor payment of fees to any Affiliate of a General Partner for the performance of services to the Partnership shall be deemed a distribution for purposes of Section 10.2, nor shall any such payment affect such person's right to receive any distribution to which he would otherwise be entitled as a Holder of Shares.

      10.2 DISTRIBUTIONS OF INCOME AND GAINS. Subject to the provisions of the Partnership Act and the terms of Section 10.4 hereof, the Managing General Partners in their sole discretion shall determine the amounts, if any, to be distributed to Holders of Shares, the record date for purposes of such distributions and the time or times when such distributions shall be made. Distributions of income may be in cash (U.S. Dollars) or in additional full and fractional Shares of the Partnership valued at the Net Asset Value on the record date. With respect to capital gains, the Managing General Partners may determine at least annually what portion, if any, of the Partnership's capital gains will be distributed and any such distribution may be in cash or in additional full and fractional Shares of the Partnership at the Net Asset Value on the record date. Notwithstanding the foregoing, the Managing General Partners shall not be required to make any distribution of income or capital gains for any taxable year.

      10.3 ALLOCATION OF INCOME, GAINS, LOSSES, DEDUCTIONS AND CREDITS. The net income, gains, losses, deductions and credits of the Partnership shall be allocated equally among the outstanding Shares of the Partnership on a regular basis to be determined by the Managing General Partners. The net income earned by the Partnership shall consist of the interest accrued on portfolio securities, less expenses, since the most recent determination of income. Original issue discount will be treated as an income item. Market discount and premiums will be treated as capital items except as otherwise required for Federal income tax purposes. Expenses of the Partnership will be accrued on a regular basis to be determined by the Managing General Partners. A Holder of a Share shall be allocated with the proportionate part of such items actually realized by the Partnership for each such full accrual period during which such Share was owned by such Holder. A person shall be deemed to be a Holder of a Share on a specific day if he is the record holder of such Share on such day (regardless of whether or not such record holder has yet been admitted as a Partner).

      10.4 RETURNS OF CONTRIBUTIONS. Except upon dissolution of the Partnership by expiration of its terms or otherwise pursuant to Section 12 hereof (which shall be the time for return to each Partner of his contributions, subject to the priorities therein), and except upon redemption of Shares of the Partnership as provided in Section 8, no Partner has the right to demand return of any part of his contribution. The Managing General Partners may, however, from time to time, elect to permit partial returns of contributions to Holders of Shares, provided that:

         (a) all liabilities of the Partnership to persons other than General and Limited Partners have been paid or, in the good faith determination of the Managing General Partners, there remains property of the Partnership sufficient to pay them; and

         (b) the Managing General Partners cause the Partnership List to be amended to reflect a reduction in contributions.

      In the event that the Managing General Partners elect to make a partial return of contributions to Holders of Shares, such distribution shall be made pro rata to all of the Holders of Shares in accordance with the number of Shares held by each. Each General and Limited Partner, by becoming such, consents to any such pro rata distribution therefore or thereafter duly authorized and made in accordance with such provisions and to any distribution through redemption of Shares pursuant to Section 8 above.

      10.5 CAPITAL ACCOUNTS. In addition to any capital accounts required to be maintained for accounting purposes in accordance with generally accepted accounting principles, the Partnership shall maintain two Capital Accounts for each Partner, one for book purposes and the other for tax purposes. Each such Capital Account shall be maintained in accordance with the requirements of Treasury Regulations Section 1.704-1(b). Each such Capital Account shall be credited with the Partner's capital contributions and share of profits, shall be charged with such Partner's share of losses, distributions and withholding taxes (if any) and shall otherwise appropriately reflect transactions of the Partnership and the Partners. At the end of each day, the book Capital Accounts of all Partners shall be adjusted to reflect unrealized appreciation or depreciation in the value of the Partnership's assets which accrued on that day. Further adjustments shall then be made to reflect any purchases and redemptions of Shares by the Partners. The intent of these adjustments is to achieve consistency and equivalence between book Capital Accounts and the Net Asset Value per Share used to determine the value of the Shares purchased, redeemed or liquidated in accordance with industry practice for investment partnerships such as the Partnership. Adjustments to tax Capital Accounts to take into account allocations of gains and losses realized by the Partnership for tax purposes shall be made in the manner described in Section 10.6. A Substituted Limited Partner shall be deemed to succeed to the book and tax Capital Accounts of the Partner whom such Substituted Limited Partner replaced.

      10.6 ALLOCATIONS FOR TAX PURPOSES.

         (a) General. For each fiscal year, items of income, deduction, loss or credit from normal operations (other than from the disposition or deemed disposition of assets of the Partnership) shall be allocated for income tax purposes among the Partners in proportion to the amounts distributed to them during such year pursuant to Sections 10.3 and 10.4 hereof. The Partners' tax Capital Accounts shall be adjusted to reflect allocations of such items of income, deduction, loss or credit.

         (b) Special Allocations. Allocations of gains and losses from the disposition or deemed disposition of assets of the Partnership to Partners for tax purposes shall be made in accordance with the following method which is intended to ensure that allocations for tax purposes reflect the economic experience of the Partners with respect to their interests in the Partnership:

            (i) With respect to each Partner, a daily account of unrealized appreciation/depreciation and realized gain/loss shall be maintained. Each day's net unrealized appreciation/depreciation in the assets of the Partnership and each day's net realized gains/losses of the Partnership shall be allocated to the Partners in proportion to their book Capital Account balances at the beginning of such day. Any entry of realized gain or loss into any Partner's account for net realized gains/losses shall result in an equal and offsetting adjustment to the Partner's account for net unrealized appreciation/ depreciation for that day. Purchases of Shares and partial or complete redemptions of Shares shall be regarded as occurring at the end of each day, after entries and adjustments in the Partners' accounts for net unrealized appreciation/depreciation and net realized gains/losses have been made. The amounts for each Partner's share of net unrealized appreciation/depreciation and net realized gains/losses, together with adjustments made to reflect purchases or redemptions of Shares, shall be combined to arrive at each Partner's ending book Capital Account balance for the day.

            (ii) At the end of each year, the daily amounts of net unrealized appreciation/depreciation and net realized gains/losses shall be aggregated to arrive at a total amount for net unrealized appreciation/depreciation and a total amount for net realized gains/losses for each Partner for the year. These two amounts shall be combined to arrive at each Partner's "Investment Experience." Net gains realized by the Partnership shall be allocated among the Partners whose Investment Experience is positive, and each such Partner's allocable share of such gains for tax purposes shall be equal to a fraction the numerator of which is the Partner's Investment Experience and the denominator of which is the total Investment Experience of the Partners whose Investment Experience is positive. Net losses realized by the Partnership shall be allocated among the Partners whose Investment Experience is negative, and each such Partner's allocable share of such losses shall be computed in the manner described in the previous sentence, except that the word "negative" shall be substituted for the word "positive." Each Partner's tax Capital Account shall then be adjusted to reflect such Partner's allocable share of Partnership realized gains or losses for such year. The Partners' accounts for unrealized appreciation/depreciation and net realized gains/losses, adjusted appropriately to reflect the allocation of the net gain realized or the net loss realized, shall be carried over to the next year.

            (iii) In the event of a partial or complete redemption of Shares which results in a distribution in excess of a Partner's tax Capital Account, the Partnership may make an election to adjust the basis of Partnership assets under Section 754 of the Code, and the Partnership may increase the tax basis of its Partnership assets in accordance with Section 743(b) and 755 of the Code by the difference between the amount of the distribution made to the redeeming Partner in redemption of his Shares and his tax Capital Account.

         (c) Minimum Gain Chargeback. In the event that there is a net decrease in the Partnership's Minimum Gain during any taxable year and any Partner has a negative book Capital Account (after taking into account reductions for items described in paragraphs (4), (5) and (6) of Treasury Department Regulations
Section 1.704-1(b)(2)(ii)(d)) and such negative balance exceeds the sum of (i) the amount that such Partner is obligated to restore upon liquidation of the Partnership and (ii) such Partner's share of the Minimum Gain at the end of such taxable year, such Partner shall be allocated Partnership profits for such year (and, if necessary, subsequent years) in an amount necessary to eliminate such excess negative balance as quickly as possible. Allocations of profits to such Partners having such excess negative book Capital Accounts shall be made in proportion to the amounts of such excess negative book Capital Account balances. The term "Minimum Gain" means the excess of the outstanding balances of all nonrecourse indebtedness which is secured by property of the Partnership over the adjusted basis of such property for federal income tax purposes, as computed in accordance with the provisions of Treasury Department Regulations Section 1.704-1(b)(4)(iv)(c). A Partner's share of Minimum Gain shall be computed in accordance with Treasury Department Regulations Section 1.704-1(b)(4)(iv)(f).

         (d) Qualified Income Offset. Notwithstanding anything in Sections 10.3 and 10.6 to the contrary, in the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Treasury Department Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(d)(5) or
1.704-1(b)(2)(ii)(d)(6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit balance in his book Capital Account (in excess of (i) the amount he is obligated to restore upon liquidation of the Partnership or upon liquidation of his interest in the Partnership and his share of the Minimum Gain) created by such adjustments, allocations or distributions as quickly as possible.

   11. ASSIGNMENT OF SHARES; SUCCESSOR IN INTEREST; SUBSTITUTION OF PARTNERS

      11.1 PROHIBITION ON ASSIGNMENT. Except for redemptions as provided in
Section 8, a Partner shall not have the right to sell, transfer or assign his Shares to any other person, but may pledge them as collateral.

      11.2 RIGHTS OF THE HOLDERS OF SHARES AS COLLATERAL OR JUDGMENT CREDITOR. In the event that any person who is holding Shares as collateral or any judgment creditor becomes the owner of such Shares due to foreclosure or otherwise, such person shall not have the right to be substituted as a Limited Partner, but shall only have the rights, upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Limited Partner, set forth immediately below:

         (a) To redeem the Shares in accordance with the provisions of Section 8 hereof; and

         (b) To receive any distributions made with respect to such Shares.

      Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his ownership of Shares, the owner shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent. Such owner shall be liable to return any excess distributions pursuant to Section 5.8(a). However, such owner shall have none of the rights or obligations of a Substituted Limited Partner unless and until he is admitted as such.

      11.3 DEATH, INCOMPETENCY, BANKRUPTCY OR TERMINATION OF THE EXISTENCE OF A PARTNER. In the event of the death or an adjudication of incompetency or bankruptcy of an individual Partner (or, in the case of a Partner that is a corporation, association, partnership, joint venture or trust, an adjudication of bankruptcy, dissolution or other termination of the existence of such Partner), the successor in interest of such Partner (including without limitation the Partner's executor, administrator, guardian, conservator, receiver or other legal representative), upon the presentation of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, shall have the rights set forth below:

         (a) to redeem the Shares of the Partner in accordance with the provisions of Section 8 hereof;

         (b) to receive any distributions made with respect to such Shares; and

         (c) to be substituted as a Limited Partner upon compliance with the conditions of the admission of a Limited Partner as provided in Sections 5 and 11 hereof.

      Upon receipt by the Partnership of evidence satisfactory to the Managing General Partners of his right to succeed to the interests of the Partner, the successor in interest shall become a Holder of Record of the subject Shares and his name shall be recorded on the books of record of the Partnership maintained for such purpose either by the Partnership or its Transfer Agent.

      11.4 SUBSTITUTED LIMITED PARTNERS.

         (a) A person shall not become a Substituted Limited Partner unless the Managing General Partners consent to such substitution (which consent may be withheld in their absolute discretion) and receive such instruments and documents (including those specified in Section 5.2), and a reasonable transfer fee as the Managing General Partners shall require.

         (b) The original Limited Partner shall cease to be a Limited Partner, and the person to be substituted shall become a Substituted Limited Partner, as of the date on which the person to be substituted has satisfied the requirements set forth above and as of the date the Partnership List is amended to reflect his admission as a Substituted Limited Partner. The Managing General Partners agree to cause such amendments to the Partnership List to be processed daily on each day that its Transfer Agent shall be open for business. Thereafter the original Limited Partner shall have no rights or obligations with respect to the Partnership insofar as the Shares transferred to the Substituted Limited Partner are concerned.

         (c) Unless and until a person becomes a Substituted Limited Partner, his status and rights shall be limited to the rights of a Holder of Shares pursuant to Sections 11.3(a) and 11.3(b). A Holder of Shares who does not become a Substituted Limited Partner shall have no right to inspect the Partnership's books or to vote on any of the matters on which a Limited Partner would be entitled to vote. A Holder of Shares who has become a Substituted Limited Partner has all the rights and powers, and is subject to the restrictions and liabilities of a Limited Partner under this Agreement.

         (d) Any person admitted to the Partnership as a Substituted Limited Partner shall be subject to and bound by the provisions of this Partnership Agreement as if originally a party to this Partnership Agreement.

   12. DISSOLUTION AND TERMINATION OF THE PARTNERSHIP

      12.1 DISSOLUTION. The Partnership shall be dissolved and its affairs shall be wound up upon the happening of the first to occur of the following:

         (a) the stated term of the Partnership has expired unless the Partners by a Majority Vote have previously amended the Partnership Agreement to state a different term;

         (b) the Partnership has disposed of all of its assets;

         (c) A General Partner has ceased to be a General Partner and the remaining General Partners do not elect to continue the operations of the Partnership;

         (d) There is only one General Partner remaining and such General Partner has ceased to be a General Partner as set forth in Section 4.8; provided, however, that if the last remaining or surviving General Partner ceases to be a General Partner other than by removal, the Limited Partners may agree by unanimous vote to continue the operations of the Partnership and to admit one or more General Partners in accordance with the Partnership Agreement;

         (e) a decree of judicial dissolution has been entered by a court of competent jurisdiction; or

         (f) the Partners by a Majority Vote have voted to dissolve the Partnership.

      12.2 LIQUIDATION.

         (a) In the event of dissolution as provided in Section 12.1, the assets of the Partnership shall be distributed as follows:

            (i) all of the Partnership's debts and liabilities to persons (including Partners to the extent permitted by law) shall be paid and discharged, and any reserve deemed necessary by the Managing General Partners for the payment of such debts shall be set aside; and

            (ii) the balance of the assets of the Partnership (and any reserves not eventually used to satisfy debts of the Partnership) shall be distributed pro rata to the Partners in accordance with the number of Shares held by each.

         (b) Upon dissolution, each Partner shall look solely to the assets of the Partnership for the return of his capital contribution and shall be entitled only to a distribution of Partnership property and assets in return thereof. If the Partnership property remaining after the payment or discharge of the debts and liabilities of the Partnership is insufficient to return the capital contribution of each Limited Partner, such Limited Partner shall have no recourse against any General Partner, the assets of any other partnership of which any General Partner is a partner, or any other Limited Partner. The winding up of the affairs of the Partnership and the distribution of its assets shall be conducted exclusively by the Managing General Partners, who are authorized to do any and all acts and things authorized by law for these purposes. In the event of dissolution where there is no remaining General Partner, and there is a failure to appoint a new General Partner, the winding up of the affairs of the Partnership and the distribution of its assets shall be conducted by such person as may be selected by Majority Vote, which person is hereby authorized to do any and all acts and things authorized by law for these purposes.

      12.3 TERMINATION. Upon the completion of the distribution of Partnership assets as provided in this Section and the termination of the Partnership, the General Partner(s) or other person acting as liquidator (or the Limited Partners, if necessary) shall cause the Certificate of Limited Partnership of the Partnership to be cancelled and shall take such other actions as may be necessary to legally terminate the Partnership.

   13. BOOKS, RECORDS, ACCOUNTS AND REPORTS

      13.1 BOOKS AND RECORDS.

         (a) The Partnership shall continuously maintain an office in the State of California, at which the following books and records shall be kept:

            (i) A Partnership List (or copy thereof) which shall be a current list of the full name and last known business or residence address of each Partner, set forth in alphabetical order together with the contribution and the share in profits and losses of each Partner, which list shall separately identify the interests of General and Limited Partners.

            (ii) A copy of the Certificate of Limited Partnership and all certificates of amendments thereto, together with executed copies of any powers of attorney pursuant to which any such certificate has been executed.

            (iii) Copies of the Partnership's Federal, state and local income tax or information returns and reports, if any, for the six most recent taxable years.

            (iv) Copies of this Partnership Agreement and all amendments thereto.

            (v) Financial statements of the Partnership for the six most recent fiscal years.

            (vi) The Partnership's books and records for at least the current and past three fiscal years.

         (b) The Partnership shall also maintain at its principal office such additional books and records as are necessary for the operation of the Partnership.

      13.2 LIMITED PARTNERS' RIGHTS TO RECORDS.

         (a) Upon the request of a Limited Partner, the Managing General Partners shall promptly deliver to the Limited Partner, at the Partnership's expense, a copy of the items set forth in Section 13.1(a)(i), (ii) and (iv).

         (b) Each Limited Partner shall have the right upon reasonable request to each of the following:

            (i) To inspect and copy during normal business hours, at the Limited Partner's expense, any of the Partnership's records required to be kept pursuant to the Partnership Act.

            (ii) To obtain from the Managing General Partners promptly after becoming available, at the Limited Partner's expense, a copy of any Federal, state and local income tax or information returns required to be filed by the Partnership for each year.

         (c) The Managing General Partners shall promptly furnish to a Limited Partner a copy of any amendment to this Partnership Agreement executed by the Managing General Partners pursuant to a power of attorney from the Limited Partner.

         (d) The Managing General Partners shall send to each Partner within ninety (90) days after the end of each taxable year such information as is necessary to complete Federal and state income tax or information returns or such information as is required by the Tax Code.

         (e) At any time that the Partnership shall have more than 35 Limited
Partners:

            (i) The Managing General Partners shall cause an annual report to be sent to each of the Partners not later than 120 days after the close of the Partnership's fiscal year. That report shall contain a balance sheet as of the end of the fiscal year and an income statement and statement of changes in financial position for the fiscal year.

            (ii) Limited Partners representing at least 5% of the outstanding Shares of the Partnership may make a written request to the Managing General Partners for an income statement of the Partnership for the initial three-month, six-month or nine-month period of the current fiscal year ended more than thirty
(30) days prior to the date of the request and a balance sheet of the Partnership as of the end of that period. The statement shall be delivered or mailed to the Limited Partners within thirty (30) days thereafter.

            (iii) The financial statements referred to in this subsection shall be accompanied by the report thereon, if any, of the independent accountants engaged by the Partnership or, if there is no such report, the certificate of the Managing General Partners that such financial statements were prepared without audit from the books and records of the Partnership.

         (f) The Managing General Partners shall cause to be transmitted to each Partner such other reports and information as shall be required by the 1940 Act, the Partnership Act or the Tax Code.

      13.3 ACCOUNTING BASIS AND FISCAL YEAR. The Partnership's books and records
(i) shall be kept on a basis chosen by the Managing General Partners in accordance with the accounting methods followed by the Partnership for Federal income tax purposes and otherwise in accordance with generally accepted accounting principles applied in a consistent manner, (ii) shall reflect all Partnership transactions, (iii) shall be appropriate and adequate for the Partnership's business and for the carrying out of all provisions of this Partnership Agreement, and (iv) shall be closed and balanced at the end of each Partnership fiscal year. The fiscal year of the Partnership shall be the calendar year.

      13.4 TAX RETURNS. The Managing General Partners, at the Partnership's expense, shall cause to be prepared any income tax or information returns required to be made by the Partnership and shall further cause such returns to be timely filed with the appropriate authorities.

      13.5 FILINGS WITH REGULATORY AGENCIES. The Managing General Partners, at the Partnership's expense, shall cause to be prepared and timely filed with appropriate Federal and state regulatory and administrative bodies, all reports required to be filed with such entities under then current applicable laws, rules and regulations.

      13.6 TAX MATTERS AND NOTICE PARTNER. The Managing General Partners shall designate one or more General Partners as the "Tax Matters Partner" and the "Notice Partner" of the Partnership in accordance with Sections 6231(a)(7) and
(8) of the Tax Code, and each such Partner shall have no personal liability arising out of his good faith performance of his duties in such capacity. The "Tax Matters Partner" is authorized, at the Partnership's sole cost and expense, to represent the Partnership and each Limited Partner in connection with all examinations of the Partnership affairs by tax authorities, including any resulting administrative and judicial proceedings. Each Limited Partner agrees to cooperate with the Managing General Partners and to do or refrain from doing any and all things reasonably required by the Managing General Partners to conduct such proceeding. The Managing General Partners shall have the right to settle any audits without the consent of the Limited Partners.

   14. AMENDMENTS OF PARTNERSHIP DOCUMENTS

      14.1 AMENDMENTS IN GENERAL. Except as otherwise provided in this Partnership Agreement, the Partnership Agreement may be amended only by the General Partners.

      14.2 AMENDMENTS WITHOUT CONSENT OF LIMITED PARTNERS. In addition to any amendments otherwise authorized herein and except as otherwise provided, amendments may be made to this Partnership Agreement from time to time by the General Partners without the consent of any of the Limited Partners, including, without limitation, amendments: (i) to reflect the retirement, resignation, death or incompetency of a Managing General Partner; (ii) to add to the duties or obligations of the General Partners, or to surrender any right or power granted to the General Partners herein, for the benefit of the Limited Partners;
(iii) to correct any false or erroneous statement, or to make a change in any statement in order to make such statement accurately represent the agreement among the General and Limited Partners; (iv) to supply any omission or to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or (v) to make such amendments as may be necessary to conform this Partnership Agreement to the requirements of the Partnership Act, the 1940 Act, the Tax Code or any other law or regulation applicable to the Partnership, as now or hereafter in effect.

      14.3 AMENDMENTS NEEDING CONSENT OF AFFECTED PARTNERS. Notwithstanding any other provision of this Partnership Agreement, without the consent of the Partner or Partners to be affected by any amendment to this Agreement, this Agreement may not be amended to (i) convert a Limited Partner's interest into a General Partner's interest, (ii) modify the limited liability of a Limited Partner, (iii) alter the interest of a Partner in income, gain, loss, deductions, credits, and distributions, or (iv) increase, add or alter any obligation of any Limited Partner.

      14.4 AMENDMENTS TO CERTIFICATE OF LIMITED PARTNERSHIP.

         (a) The Managing General Partners shall cause to be filed with the Secretary of State, within thirty (30) days after the happening of any of the following events, an amendment to the Certificate of Limited Partnership reflecting the occurrence of any of the following events:

            (i) A change in the name of the Partnership.

            (ii) A change in either of the following:

               (A) The street address of the Partnership's principal executive office.

               (B) If the principal executive office is not in California, the street address of an office in California.

            (iii) A change in the address of or the withdrawal of any of the General Partners, or a change in the address of the agent for service of process, unless a corporate agent is designated, or appointment of a new agent for service of process.

            (iv) The admission of a new General Partner and that Partner's address.

            (v) The discovery by the General Partner of any false or erroneous material statement contained in the Certificate of Limited Partnership.

         (b) Any Certificate of Limited Partnership filed or recorded in jurisdictions other than California shall be amended as required by applicable law.

         (c) The Certificate of Limited Partnership may also be amended at any time in any other manner deemed appropriate by the General Partner.

      14.5 AMENDMENTS AFTER CHANGE OF LAW. This Agreement and any other Partnership documents may be amended and refiled, if necessary, by the Managing General Partners without the consent of the Limited Partners if there occurs any change that permits or requires an amendment of this Agreement under the Act or of any other Partnership document under applicable law, so long as no Partner is adversely affected (or consent is given by such Partner).

   15. MISCELLANEOUS PROVISIONS

      15.1 NOTICES.

         (a) Any written notice, offer, demand or communication required or permitted to be given by any provision of this Partnership Agreement, unless otherwise specified herein, shall be deemed to have been sufficiently given for all purposes if delivered personally to the party to whom the same is directed or if sent by first class mail addressed (i) if to a General Partner, to the principal place of business and office of the Partnership specified in this Agreement and (ii) if to a Limited Partner, to such Limited Partner's address as set forth in the Partnership List; provided, however, that notice given by any other means shall be deemed sufficient if actually received by the party to whom it is directed.

         (b) Any such notice that is sent by first class mail shall be deemed to be given two (2) days after the date on which the same is mailed.

         (c) The Managing General Partners may change the Partnership's address for purposes of this Partnership Agreement by giving written notice of such change to the Limited Partners, and any Limited Partner may change his address for purposes of this Partnership Agreement by giving written notice of such change to the Managing General Partners, in the manner herein provided for the giving of notices.

      15.2 SECTION HEADINGS. The Section headings in this Partnership Agreement are inserted for convenience and identification only and are in no way intended to define or limit the scope, extent or intent of this Partnership Agreement or any of the provisions hereof.

      15.3 CONSTRUCTION. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. If any language is stricken or deleted from this Partnership Agreement, such language shall be deemed never to have appeared herein and no other implication shall be drawn therefrom. The language in all parts of this Partnership Agreement shall be in all cases construed according to its fair meaning and not strictly for or against the General Partners or the Limited Partners.

      15.4 SEVERABILITY. If any covenant, condition, term or provision of this Partnership Agreement is illegal, or if the application thereof to any person or in any circumstance shall to any extent be judicially determined to be invalid or unenforceable, the remainder of this Partnership Agreement, or the application of such covenant, condition, term or provision to persons or in circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each remaining covenant, condition, term and provision of this Partnership Agreement shall be valid and enforceable to the fullest extent permitted by law.

      15.5 GOVERNING LAW. This Partnership Agreement shall be construed and enforced in accordance with, and governed by, California law.

      15.6 COUNTERPARTS. This Partnership Agreement may be executed in one or more counterparts, each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Partnership Agreement.

      15.7 ENTIRE AGREEMENT. This Partnership Agreement and the separate subscription agreements of each Limited Partner and General Partner constitute the entire agreement of the parties as to the subject matter hereof. All prior agreements among the parties as to the subject matter hereof, whether written or oral, are merged herein and shall be of no force or effect. This Partnership Agreement cannot be changed, modified or discharged orally but only by an agreement in writing. There are no representations, warranties, or agreements other than those set forth in this Partnership Agreement and such separate subscription agreements, if any.

      15.8 CROSS-REFERENCES. All cross-references in this Partnership Agreement, unless specifically directed to another agreement or document, refer to provisions in this Partnership Agreement.

      15.9 POWER OF ATTORNEY TO THE GENERAL PARTNERS.

         (a) Each Partner hereby makes, constitutes and appoints each Managing General Partner and any person designated by the Managing General Partners, with full substitution, his agent and attorney-in-fact in his name, place and stead, to take any and all actions and to make, execute, swear to and acknowledge, amend, file, record and deliver the following documents and any other documents deemed by the Managing General Partners necessary for the operations of the
Partnership: (i) any Certificate of Limited Partnership or Certificate of Amendment thereto, required or permitted to be filed on behalf of the Partnership, and any and all certificates as necessary to qualify or continue the Partnership as a limited partnership or partnership wherein the Limited Partners thereof have limited liability in the states where the Partnership may be conducting activities, and all instruments which effect a change or modification of the Partnership in accordance with this Partnership Agreement;
(ii) this Partnership Agreement and any amendments thereto in accordance with this Partnership Agreement; (iii) any other instrument which is now or which may hereafter be required or advisable to be filed for or on behalf of the Partnership; (iv) any document which may be required to effect the continuation of the Partnership, the admission of an additional Limited Partner or Substituted Limited Partner, or the dissolution and termination of the Partnership (provided such continuation, admission or dissolution and termination is in accordance with the terms of this Partnership Agreement), or to reflect any reductions or additions in the amount of the contributions of Partners, in each case having the power to execute such instruments on his behalf, whether the undersigned approved of such action or not; and (v) any document containing any investment representations and/or representations relating to the citizenship, residence and tax status required by any state or Federal law or regulation.

         (b) This Power of Attorney is a special Power of Attorney coupled with an interest, and shall not be revoked and shall survive the transfer by any Limited Partner of all or part of his interest in the Partnership and, being coupled with an interest, shall survive the death or disability or cessation of the existence as a legal entity of any Limited Partner; except that where the successor in interest has been approved by said attorney for admission to the Partnership as a Substituted Limited Partner, this Power of Attorney shall survive the transfer for the sole purpose of enabling said attorney to execute, acknowledge and file any instrument necessary to effectuate such substitution.

         (c) Each Limited Partner hereby gives and grants to his said attorney under this Power of Attorney full power and authority to do and perform each and every act and thing whatsoever requisite, necessary or appropriate to be done in or in connection with this Power of Attorney as fully to all intents and purposes as he might or could do if personally present, hereby ratifying all that his said attorney shall lawfully do or cause to be done by virtue of this Power of Attorney.

         (d) The existence of this Power of Attorney shall not preclude execution of any such instrument by the undersigned individually on any such matter. A person dealing with the Partnership may conclusively presume and rely on the fact that any such instrument executed by such agent and attorney-in-fact is authorized, regular and binding without further inquiry.

         (e) The appointment of each Managing General Partner and each designee of that General Partner as attorney-in-fact pursuant to this power of attorney automatically shall terminate as to such person at such time as he ceases to be a General Partner and from such time shall be effective only as to the substitute General Partner admitted in accordance with this Partnership Agreement and his designees.

      15.10 FURTHER ASSURANCES. The Limited Partners will execute and deliver such further instruments and do such further acts and things as may be required to carry out the intent and purposes of this Partnership Agreement.

      15.11 SUCCESSORS AND ASSIGNS. Subject in all respects to the limitations on transferability contained herein, this Partnership Agreement shall be binding upon, and shall inure to the benefit of, the heirs, administrators, personal representatives, successors and assigns of the respective parties hereto.

      15.12 WAIVER OF ACTION FOR PARTITION. Each of the parties hereto irrevocably waives during the term of the Partnership and during the period of its liquidation following any dissolution, any right that he may have to maintain any action for partition with respect to any of the assets of the Partnership.

     15.13 CREDITORS. None of the provisions of this Partnership Agreement shall be for the benefit of or enforceable by any of the creditors of the Partnership or the Partners.

      15.14 REMEDIES. The rights and remedies of the Partners hereunder shall not be mutually exclusive, and the exercise by any Partner of any right to which he is entitled shall not preclude the exercise of any other right he may have.

      15.15 CUSTODIAN. All assets of the Partnership shall be held by a custodian meeting the requirements of the 1940 Act, and may be registered in the name of the Partnership or such custodian or nominee. The terms of the custodian agreement shall be determined by the Managing General Partners.

      15.16 USE OF NAME "FRANKLIN." Franklin Partners, Inc., as the Partnership's Non-Managing General Partner, hereby consents to the use by the Partnership of the name "Franklin" as part of the Partnership's name; provided, however, that such consent shall be conditioned upon the employment of Franklin Advisers or one of its affiliates (collectively "Franklin") as an investment adviser of the Partnership. The name "Franklin" or any variation thereof may be used from time to time in other connections and for other purposes by Franklin and other investment companies that have obtained consent to use the name "Franklin." Franklin shall have the right to require the Partnership to cease using the name "Franklin" as part of the Partnership's name if the Partnership ceases, for any reason, to employ Franklin as its investment adviser. Future names adopted by the Partnership for itself, insofar as such names include identifying words requiring the consent of Franklin, shall be the property of Franklin and shall be subject to the same terms and conditions.

      15.17 AUTHORITY. Each individual executing this Agreement on behalf of a partnership, corporation, or other entity warrants that he is authorized to do so and that this agreement will constitute the legal binding obligation of the entity which he represents.

      15.18 SIGNATURES. The signature of a Managing General Partners or an Officer or agent of the Partnership duly appointed by the Managing General Partners shall be sufficient to bind the Partnership to any agreement or on any document, including, but not limited to, documents drawn or agreements made in connection with the acquisition or disposition of any assets.

      15.19 ARBITRATION. The parties hereby submit all controversies, claims and matters of difference to arbitration before a single arbitrator in Los Angeles, California, according to the rules and practices of the American Arbitration Association from time to time in force. This submission and agreement to arbitrate shall be specifically enforceable. Without limiting the generality of the foregoing, the following shall be considered controversies for this purpose:
(a) all questions relating to the breach of any obligation, warranty, agreement or condition hereunder; (b) failure of any party to deny or reject a claim or demand of any other party; and (c) all questions as to whether the right to arbitrate any question exists. Arbitration may proceed in the absence of any party if written notice (pursuant to the American Arbitration Association's rules and regulations) of the proceedings has been given to such party. The parties agree to abide by all awards rendered in such proceedings. Such awards shall be final and binding on all parties to the extent and in the manner provided by California statute. All awards may be filed with the Clerk of the Superior Court in Los Angeles, California, as a basis of judgment and of the issuance of execution for its collection and, at the election of the party making such filing, with the clerk of one or more other courts, state or Federal, having jurisdiction over the party against whom such an award is rendered or his property.



                 FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                                File Nos. 33-8975
                                    811-4849

                                    FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 24   FINANCIAL STATEMENTS AND EXHIBITS.

a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders for the fiscal year ended December 31, 1996 as filed with the SEC electronically on form type N30D on March 7, 1997

         (i)  Report of Independent Auditors

         (ii) Statement of Investments in Securities and Net Assets - December 31, 1996

         (iii)Statements of Assets and Liabilities - December 31, 1996

         (iv) Statement of Operations - for the year ended December 31, 1996

         (v) Statements of Changes in Net Assets - for the years ended December 31, 1996 and 1995

         (vi) Notes to Financial Statements

b)       Exhibits:

The following exhibits are incorporated by reference, except for exhibits 5(iii), 11(ii) and 27(i), which are attached herewith.

     (1)  copies of the charter as now in effect;

          (i) Agreement of Limited Partnership as amended December 19, 1986, July 13, 1987, June 19, 1990, May 1, 1991 and January 18, 1994 -
               filed in Part B
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

     (2)  copies of the existing By-Laws or instruments corresponding thereto;

          (i)  Operating Procedures (Amended and Restated as of January 21,
               1987)
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

     (3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

          Not  Applicable

     (4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

          Not  Applicable

     (5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

          (i) Management Agreement between Registrant and Franklin Advisers Inc., dated June 9, 1990
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

          (ii) Amendment to Management Agreement between Registrant and Franklin Advisers, Inc., dated August 1, 1995
               Filing: Post-Effective Amendment No. 10 to Registration
               Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

          (iii)Subadvisory Agreement between Franklin Advisers, Inc., and Templeton Investment Counsel Inc., dated June 24, 1994

     (6) copies of each underwriting or distribution contracts between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

          (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated April 23, 1995
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

          (ii) Forms of Dealer Agreements between Franklin/Templeton Distributors, Inc., and Securities Dealers is Incorporated by reference to:
               Registrant: Franklin Tax-Free Trust
               Filing: Post-Effective Amendment No. 22 to Registration Statement on Form N-1A
               File No. 2-94222
               Filing Date: March 14, 1996

     (7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

          Not  Applicable

     (8)  copies of all custodian agreements and depository contracts under
          Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

          (i) Custodian Agreement between Registrant and Bank of America NT & SA dated June 9, 1990
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

          (ii) Copy of Custodian Agreements between Registrant and Citibank
               Delaware:
               1. Citicash Management ACH Customer Agreement
               2. Citibank Cash Management Services Master Agreement
               3. Short Form Bank Agreement - Deposits and Disbursements of Funds Incorporated by Reference to:
               Registrant: Franklin Asset Allocation Fund
               Filing: Post-Effective Amendment No. 55 to Registration Statement on form N-1A
               File No. 2-12647
               Filing Date: March 1, 1996

          (iii)Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

          (iv) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

     (9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

          Not  Applicable

     (10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

          Not  Applicable

     (11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

          (i)  Tax Opinion dated May 1, 1995
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

          (ii) Consent of Independent Auditors

     (12) all financial statements omitted from Item 23;

          Not  Applicable

     (13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

          Not  Applicable

     (14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

          (i)  Copy of model retirement plan incorporated by reference to:
               Registrant: Franklin High Income Trust
               Filing: Post-Effective Amendment No. 26 to Registration Statement on Form N-1A
               File No. 2-30203
               Filing Date: August 1, 1989

     (15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

          (i)  Distribution Plan dated July 1, 1994
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

     (16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

          (i)  Schedule for Computation of Performance Quotation
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

     (17) Power of Attorney

          (i)  Power of Attorney dated February 16, 1995
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

          (ii) Certificate of Secretary dated February 16, 1995
               Filing: Post-Effective Amendment No. 10 to Registration Statement on Form N-1A
               File No. 33-8975
               Filing Date: March 1, 1996

     (27) Financial Data Schedule for the Registrant

          (i) Financial Data Schedule for Franklin Tax-Advantage International Bond Fund

ITEM 25    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
-------    -------------------------------------------------------------

           None

ITEM 26  NUMBER OF HOLDERS OF SECURITIES

    As of January 31, 1997 the number of record holders of the only class of securities of the Registrant was as follows:

     TITLE OF CLASS                               NUMBER OF RECORD HOLDERS

     Shares of Partnership Interest                          656

ITEM 27  INDEMNIFICATION

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to general partners, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities other than the payment by the Registrant of expenses incurred or paid by a general partner, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion if its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

a) The officers and directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Templeton Group of Funds. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

b)  Templeton Investment Counsel, Inc.

Templeton Investment Counsel, Inc. ("TICI"), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as the Franklin Global Government Income Fund's Sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see part B and Schedules A and D of Form ADV of the Fund's Sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-advisers and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

ITEM 29  PRINCIPAL UNDERWRITERS

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of:

Franklin Asset Allocation Fund
Franklin California Tax-Free Income Fund, Inc.
Franklin California Tax-Free Trust
Franklin Custodian Funds, Inc.
Franklin Equity Fund
Franklin Federal Money Fund
Franklin Federal Tax-Free Income Fund
Franklin Gold Fund
Franklin High Income Trust
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Mutual Series Fund Inc.
Franklin Municipal Securities Trust
Franklin New York Tax-Free Income Fund, Inc.
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged U.S. Government Securities Fund
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Franklin Templeton Japan Fund
Templeton American Trust, Inc.
Templeton Capital Accumulator Fund, Inc.
Templeton Developing Markets Trust
Templeton Funds, Inc.
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund, Inc.
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds, Inc.
Templeton Variable Products Series Fund

     (b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

ITEM 30  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 are kept by the Registrant or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

ITEM 31  MANAGEMENT SERVICES

     There are no management-related service contracts not discussed in Part A or Part B.

ITEM 32  UNDERTAKINGS

     The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Fund's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.



                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 29th day of April , 1997.


                           FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND (A California Limited Partnership)

                           By:  RUPERT H. JOHNSON, JR. *
                                Rupert H. Johnson, Jr.
                                President

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Amendment has been signed below by the following persons in the capacities and on the dates indicated:

RUPERT H. JOHNSON, JR.*       Managing General Partner and
Rupert H. Johnson, Jr.        Principal Executive Officer
                              Dated:  April 29, 19976

FRANK H. ABBOTT, III*         Managing General Partner
Frank H. Abbott, III          Dated:  April 29, 1997

HARRIS J. ASHTON*             Managing General Partner
Harris J. Ashton              Dated:  April 29, 1997

MARTIN L. FLANAGAN*           Principal Financial Officer
Martin L. Flanagan            Dated:  April 29, 1997

S. JOSEPH FORTUNATO*          Managing General Partner
S. Joseph Fortunato           Dated:  April 29, 1997

DAVID W. GARBELLANO*          Managing General Partner
David W. Garbellano           Dated:  April 29, 1997

CHARLES B. JOHNSON*           Managing General Partner
Charles B. Johnson            Dated:  April 29, 1997

CHARLES E. JOHNSON*           Managing General Partner
Charles E. Johnson            Dated:  April 29, 1997

DIOMEDES LOO-TAM*             Principal Accounting Officer
Diomedes Loo-Tam              Dated:  April 29, 1997

GORDON S. MACKLIN*            Managing General Partner
Gordon S. Macklin             Dated:  April 29, 1997



*By /s/Larry L. Greene, Attorney-in-Fact
    (Pursuant to Power of Attorney Previously filed)


                 FRANKLIN TAX-ADVANTAGED INTERNATIONAL BOND FUND
                             REGISTRATION STATEMENT
                                 EXHIBITS INDEX

EXHIBIT NO.         DESCRIPTION                                         LOCATION

EX-99.B1(i)         Agreement of Limited Partnership as amended            *
                    December 19, 1986, July 13, 1987,
                    June 19, 1990, May 1, 1991 and January 18, 1994

EX-99.B2(i)         Operating Procedures                                   *

EX-99.B5(i)         Management Agreement between Registrant                *
                    and Franklin Advisers, Inc., dated June 9, 1990

EX-99.B5(ii)        Amendment to Management Agreement between              *
                    Registrant and Franklin Advisers, Inc.,
                    dated August 1, 1995

EX-99.B5(iii)       Subadvisory Agreement between Franklin            Attached
                    Advisers, Inc., and Templeton Investment
                    Counsel, Inc., dated June 24, 1994

EX-99.B6(i)         Amended and Restated Distribution                      *
                    Agreement between Registrant and Franklin/Templeton
                    Distributors, Inc., dated April 23, 1995

EX-99.B6(ii)        Forms of Dealer Agreements between Franklin/Templeton  *
                    Distributors, Inc., and Securities Dealers

EX-99.B8(i)         Custodian Agreement between Registrant and Bank        *
                    of America NT & SA dated June 9, 1990

EX-99.B8(ii)        Copy of Custodian Agreements between Registrant and    *
                    Citibank Delaware

EX-99.B8(iii)       Master Custody Agreement between Registrant and        *
                    Bank of New York dated February 16, 1996

EX-99.B8(iv)        Terminal Link Agreement between Registrant             *
                    and Bank of New York dated February 16, 1996

EX-99.B11(i)        Tax-Opinion dated May 1, 1995                          *

EX-99.B11(ii)       Consent of Independent Auditors                   Attached

EX-99.B14(i)        Copy of Model Retirement Plan                          *

EX-99.B15(i)        Distribution Plan dated July 1, 1994                   *

EX-99.B16(i)        Schedule for Computation of Performance Quotation      *

EX-99.B17(i)        Power of Attorney dated February 16, 1995              *

EX-99.B17(ii)       Certificate of Secretary dated February 16, 1995       *

EX-27.B(i)          Financial Data Schedule                           Attached

* Incorporated by reference